UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

ev3 Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒ No fee required.
☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐ Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

9600 54th Avenue North
Plymouth, Minnesota  55442

April 7, 2006

Dear Fellow Stockholders:

I am pleased to invite you to join us for the ev3 Inc. Annual Meeting of Stockholders to be held on Tuesday, May 9, 2006, at 9:00 a.m., local time, at our corporate offices located at 9600 54th Avenue North, Plymouth, Minnesota 55442. Details about the meeting, nominees for our board of directors and other matters to be acted on are presented in the Notice of Annual Meeting and proxy statement that follow.

In addition to Annual Meeting formalities, we will report to stockholders generally on our business, and will be pleased to answer stockholders’ questions about ev3.

We hope you plan to attend the Annual Meeting. Please exercise your right to vote by signing, dating and returning the enclosed proxy card or using Internet or telephone voting as described in the proxy statement, even if you plan to attend the meeting.

On behalf of ev3’s board of directors and management, it is my pleasure to express our appreciation for your continued support.

Sincerely,

James M. Corbett
President and Chief Executive Officer

YOUR VOTE IS IMPORTANT. PLEASE SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE BY INTERNET OR TELEPHONE AS SOON AS POSSIBLE, EVEN IF YOU PLAN TO ATTEND THE ANNUAL MEETING.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 9, 2006

To the Stockholders of ev3 Inc.:

The Annual Meeting of Stockholders of ev3 Inc., a Delaware corporation, will be held on Tuesday, May 9, 2006, at 9:00 a.m., local time, at ev3’s corporate offices at 9600 54th Avenue North, Plymouth, Minnesota 55442 for the following purposes:

1.                To elect two directors, each to serve for a term of three years.

2.                To consider a proposal to approve the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan.

3.                To consider a proposal to approve the ev3 Inc. Employee Stock Purchase Plan.

4.                To consider a proposal to ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006.

5.                To transact such other business as may properly come before the meeting or any adjournment of the meeting.

Only stockholders of record at the close of business on March 16, 2006 will be entitled to notice of, and to vote at, the meeting and any adjournments thereof. A stockholder list will be available at ev3’s corporate offices beginning April 25, 2006 during normal business hours for examination by any stockholder registered on ev3’s stock ledger as of the record date for any purpose germane to the annual meeting.

By Order of the Board of Directors,

L. Cecily Hines
Vice President, Secretary and
Chief Legal Officer

April 7, 2006
Plymouth, Minnesota

i

Services Agreements with MTI	34
Distribution Agreements with MTI	35
Director and Executive Officer Compensation	35
PROPOSAL TWO—APPROVAL OF ev3 INC. AMENDED AND RESTATED 2005 INCENTIVE STOCK PLAN	36
Background	36
Summary of the 2005 Plan	36
Federal Income Tax Consequences	40
Incentive Awards Granted Under the 2005 Plan	43
Board of Directors Recommendation	44
PROPOSAL THREE—APPROVAL OF ev3 INC. EMPLOYEE STOCK PURCHASE PLAN	45
Background	45
Summary of the ESPP	45
Federal Income Tax Consequences	47
Board of Directors Recommendation	48
PROPOSAL FOUR—RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	49
Selection of Independent Registered Public Accounting Firm	49
Audit, Audit-Related, Tax and Other Fees	49
Pre-Approval Policies and Procedures	50
Board Recommendation	50
OTHER MATTERS	51
Section 16(a) Beneficial Ownership Reporting Compliance	51
Stockholder Proposals for 2007 Annual Meeting	51
Director Nominations	51
Other Business	52
Proxy Solicitation Costs	52
Householding of Annual Meeting Materials	52
Copies of 2005 Annual Report	52
APPENDIX
Audit Committee Charter	A-1

ii

9600 54th Avenue North
Plymouth, Minnesota  55442

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS

May 9, 2006

The Board of Directors of ev3 Inc. is soliciting your proxy for use at the 2006 Annual Meeting of Stockholders on Tuesday, May 9, 2006. The Notice of Annual Meeting, this proxy statement and the enclosed form of proxy are being mailed to stockholders beginning on or about April 7, 2006.

INFORMATION CONCERNING THE ANNUAL MEETING

Date, Time, Place and Purposes of Meeting

The Annual Meeting of Stockholders of ev3 Inc. will be held on Tuesday, May 9, 2006, at 9:00 a.m., local time, at ev3’s corporate offices at 9600 54th Avenue North, Plymouth, Minnesota 55442, for the purposes set forth in the Notice of Annual Meeting.

Who Can Vote

Stockholders of record at the close of business on March 16, 2006 will be entitled to notice of and to vote at the meeting or any adjournment of the Annual Meeting. As of that date, there were 56,441,138 shares of our common stock outstanding. Each share of our common stock is entitled to one vote on each matter to be voted on at the Annual Meeting. Stockholders are not entitled to cumulate voting rights.

How You Can Vote

Your vote is important. If you are a stockholder whose shares are registered in your name, you may vote your shares in person at the meeting or by one of the three following methods:

•       Vote by Internet, by going to the web address http://www.eproxy.com/evvv/ and following the instructions for Internet voting shown on the enclosed proxy card.

•       Vote by Telephone, by dialing 1-800-560-1965 and following the instructions for telephone voting shown on the enclosed proxy card.

•       Vote by Proxy Card, by completing, signing, dating and mailing the enclosed proxy card in the envelope provided. If you vote by Internet or telephone, please do not mail your proxy card.

If you shares are held in “street name” (through a broker, bank or other nominee), you may receive a separate voting instruction form with this proxy statement or you may need to contact your broker, bank or other nominee to determine whether you will be able to vote electronically using the Internet or telephone.

If you return your signed proxy card or use Internet or telephone voting before the Annual Meeting, the named proxies will vote your shares as you direct. You have three choices on each matter to be voted on.

For the election of directors, you may vote:

•       FOR the two nominees for director,

•       WITHHOLD your vote from the two nominees for director or

•       WITHHOLD your vote from one of the nominees for director.

For each of the other proposals, you may vote:

•       FOR the proposal,

•       AGAINST the proposal or

•       ABSTAIN from voting on the proposal.

If you send in your proxy card or use Internet or telephone voting, but do not specify how you want to vote your shares, the proxies will vote your shares FOR the two nominees for director and FOR all of the other proposals set forth in the Notice of Annual Meeting.

How Does the Board Recommend that I Vote

The Board of Directors unanimously recommends that you vote FOR the two nominees for director and FOR the approval of all of the other proposals set forth in the Notice of Annual Meeting.

How You May Revoke or Change Your Vote

If you are a stockholder whose shares are registered in your name, you may revoke your proxy at any time before it is voted by one of the following methods:

•       Submitting another proper proxy with a more recent date than that of the proxy first given by following the Internet or telephone voting instructions or completing, signing, dating and returning a proxy card to us.

•       Sending written notice of revocation to our Corporate Secretary.

•       Attending the Annual Meeting and voting by ballot.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the outstanding shares of our common stock (28,220,570 shares) as of the record date will constitute a quorum for the transaction of business at the Annual Meeting. Shares represented by proxies marked “Abstain” or “Withheld” are counted in determining whether a quorum is present. In addition, a “broker non-vote” is considered in determining whether a quorum is present. A “broker non-vote” is a proxy returned by a broker on behalf of its beneficial owner customer that is not voted on a particular matter because voting instructions have not been received by the broker from the customer, and the broker does not have discretionary authority to vote on behalf of such customer on such matter.

Vote Required

Assuming a quorum is represented at the Annual Meeting, either in person or by proxy, the election of the two nominees for director and the approval of each of the other proposals described in this proxy statement requires the affirmative vote of the holders of a majority of the shares of common stock present in person or by proxy and entitled to vote.

If your shares are held in “street name” and you do not indicate how you wish to vote, your broker is permitted to exercise its discretion to vote your shares on certain “routine” matters that include the election of directors (Proposal One) and the ratification of the election of our independent registered public accounting firm (Proposal Four). If you do not direct your broker how to vote on the proposal to approve the ev3 Inc. 2005 Amended and Restated Incentive Stock Plan (Proposal Two) or the proposal to approve the ev3 Inc. Employee Stock Purchase Plan (Proposal Three), which are not considered routine matters, your broker may not exercise discretion and may not vote your shares. This is called a “broker non-vote.”  “Broker non-votes” are not considered to be entitled to vote on Proposal Two and Proposal Three, and will therefore not be counted in determining the votes cast on that matter, although broker non-votes are considered in determining whether a quorum is present. Abstentions and withheld votes will be counted, and will have the effect of a negative vote.

Procedures at the Annual Meeting

The presiding officer at the Annual Meeting will determine how business at the Annual Meeting will be conducted. Only matters brought before the Annual Meeting in accordance with our amended and restated bylaws will be considered.

Only a natural person present at the Annual Meeting who is either one of our stockholders or is acting on behalf of one of our stockholders may make a motion or second a motion. A person acting on behalf of a stockholder must present a written statement executed by the stockholder or the duly authorized representative of the stockholder on whose behalf the person purports to act.

SECURITY OWNERSHIP OF PRINCIPAL STOCKHOLDERS
AND MANAGEMENT

The following table sets forth information known to us regarding the beneficial ownership of our common stock as of March 16, 2006 for:

•       each person known by us to beneficially own more than 5% of the outstanding shares of our common stock;

•       each of our directors;

•       our Chief Executive Officer and our four other most highly compensated executive officers named in the Summary Compensation Table under the heading “Executive Compensation and Other Benefits—Summary of Cash and Other Compensation”; and

•       all of our executive officers and directors as a group.

	Shares Beneficially Owned (2)
Name and Address of Beneficial Owner (1)	Number	Percentage
Stockholders owning 5% or more:
Warburg, Pincus Equity Partners, L.P.(3)	37,401,560	66.3%
Vertical Fund I, L.P.(4)	2,241,611	4.0%
Vertical Fund II, L.P.(4)	560,113	1.0%
Directors and named executive officers:
James M. Corbett(5)	253,347	*
John K. Bakewell(6)	4,166	*
Richard B. Emmitt(7)	2,814,105	5.0%
Douglas W. Kohrs(8)	9,167	*
Dale A. Spencer(9)	212,575	*
Thomas E. Timbie(10)	75,137	*
Elizabeth H. Weatherman(11)	37,413,941	66.3%
Pascal E.R. Girin(12)	25,448	*
Thomas C. Wilder III(13)	184,842	*
Stacy Enxing Seng(14)	126,886	*
L. Cecily Hines(15)	64,125	*
All executive officers and directors as a group (14 persons)(16)	41,133,413	72.2%

*                    Represents beneficial ownership of less than one percent of our common stock.

(1)          Unless otherwise indicated, the address for each of the stockholders in the table above is c/o ev3 Inc., 9600 54th Avenue North, Plymouth, Minnesota 55442.

(2)          The number of shares beneficially owned by a person includes shares subject to options held by that person that are currently exercisable within 60 days of March 16, 2006. Percentages are calculated pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Percentage calculations assume, for each person and group, that all shares that may be acquired by such person or group pursuant to options currently exercisable or that become exercisable within 60 days following March 16, 2006 are outstanding for the purpose of computing the percentage of common stock owned by such person or group. However, those unissued shares of common stock described above are not deemed to be outstanding for calculating the percentage of common stock owned by any other person. Except as otherwise indicated, the persons in this table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them, subject to community property laws where applicable and subject to the information contained in the footnotes to this table.

(3)          Includes 35,344,471 shares owned directly and 2,057,089 shares beneficially owned by two affiliated partnerships. Warburg Pincus Partners LLC, or WPP LLC, a New York limited liability company and a subsidiary of Warburg Pincus & Co., or WP, a New York general partnership, is the sole general partner of Warburg, Pincus Equity Partners, L.P., or WPEP, a Delaware limited partnership. WPEP is managed by Warburg Pincus LLC, or WP LLC, a New York limited liability company. WPEP, WPP LLC, WP and WP LLC are each referred to as a “Warburg Pincus Entity” and are collectively referred to as the “Warburg Pincus Entities”. Each of the Warburg Pincus Entities shares with the other Warburg Pincus Entities the voting and investment control of all of the shares of common stock such Warburg Pincus Entity may be deemed to beneficially own. Charles R. Kaye and Joseph P. Landy are each managing general partners of WP and co-presidents and managing members of WP LLC. Each of these individuals disclaims beneficial ownership of the shares of common stock of ev3 that the Warburg Pincus Entities may be deemed to beneficially own. The address of the Warburg Pincus Entities is 466 Lexington Avenue, New York, New York 10017.

(4)          The Vertical Group, L.P., or The Vertical Group, a Delaware limited partnership, is the sole general partner of each of Vertical Fund I, L.P., a Delaware limited partnership, or VFI, and Vertical Fund II, L.P., a Delaware limited partnership, or VFII. The Vertical Group, VFI and VFII are collectively referred to as the “Vertical Group Entities”. The Vertical Group shares with VFI and VFII the voting and investment control of all of the shares of common stock VFI and VFII, respectively, may be deemed to beneficially own. There are five general partners of The Vertical Group, each of whom may be deemed to share with the Vertical Group Entities and the other general partners of The Vertical Group the voting and investment control of all of the shares of common stock The Vertical Group may be deemed to beneficially own. The five general partners of The Vertical Group are Stephen D. Baksa, Richard B. Emmitt, Yue Teh Jang, Jack W. Lasersohn and John E. Runnells. The address of the Vertical Group Entities is 25 DeForest Avenue, Summit, New Jersey 07901.

(5)          Includes 123,554 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter and 100,000 shares pursuant to a stock grant which vests over time and are subject to forfeiture until vested.

(6)          Includes 4,166 shares subject to options granted after March 16, 2006, which options were exercisable as of the date of this proxy statement or within 60 days thereafter.

(7)          Mr. Emmitt, one of ev3’s directors, is a general partner of The Vertical Group, L.P. and a managing director of The Vertical Group, Inc. All shares indicated as owned by Mr. Emmitt are included because of his affiliation with the Vertical Group Entities. Mr. Emmitt may be deemed to share with the Vertical Group Entities and the other general partners of The Vertical Group the voting and investment control of all of the shares of ev3 common stock The Vertical Group may be deemed to beneficially own. Mr. Emmitt does not own any shares individually and disclaims beneficial ownership of all shares owned by the Vertical Group Entities. The number of shares indicated as owned by Mr. Emmitt includes 12,381 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter. Mr. Emmitt’s address is c/o The Vertical Group, 25 DeForest Avenue, Summit, New Jersey 07901. See footnote 4 above.

(8)          Includes 9,167 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter.

(9)          Includes 7,172 shares held by a revocable trust and 82,037 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter.

(10)   Consists of 75,137  shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter.

(11)   Ms. Weatherman, one of ev3’s directors, is a managing director and member of WP LLC and a general partner of WP. 37,401,560 shares indicated as owned by Ms. Weatherman are included because of her affiliation with the Warburg Pincus Entities. Ms. Weatherman disclaims beneficial ownership of all shares owned by the Warburg Pincus Entities. The number of shares indicated to be owned by Ms. Weatherman also includes 12,381 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter. Ms. Weatherman’s address is c/o Warburg Pincus LLC, 466 Lexington Avenue, New York, New York 10017. See footnote 3 above.

(12)   Consists of 25,448  shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter. Does not include 5,000 shares pursuant to a stock grant that will be issued over time upon vesting.

(13)   Includes 178,310 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter.

(14)   Includes 79,616 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter and 35,000 shares pursuant to a stock grant which vests over time and are subject to forfeiture until vested.

(15)   Includes 41,269 shares subject to options exercisable as of March 16, 2006 or within 60 days thereafter and 20,000 shares pursuant to a stock grant which vests over time and are subject to forfeiture until vested.

(16)   The amount beneficially owned by all current directors and executive officers as a group includes: (i) 565,506 shares issuable upon exercise of options exercisable as of March 16, 2006 or within 60 days thereafter held by these individuals; (ii) 4,166 shares subject to options granted after March 16, 2006, which options were exercisable as of the date of this proxy statement or within 60 days thereafter; and (iii) 185,000 shares pursuant to stock grants which vest over time and are subject to forfeiture until vested.

PROPOSAL ONE—ELECTION OF DIRECTORS

Number of Directors; Board Structure

Our amended and restated certificate of incorporation and amended and restated bylaws provide that the number of directors that constitute our board of directors shall be fixed from time to time by a resolution of the majority of our board of directors; provided that the board of directors shall consist of at least five members. Our board of directors has fixed the number of directors at seven.

As provided in our amended and restated certificate of incorporation, our board of directors is divided into three staggered classes of directors of the same or nearly the same number. At each annual meeting of stockholders, a class of directors is elected for a three year term to succeed the directors of the same class whose terms are then expiring. The term of the directors will expire upon election and qualification of successor directors at the 2006 Annual Meeting of Stockholders for the Class I directors, at the 2007 Annual Meeting of Stockholders for the Class II directors and at the 2008 Annual Meeting of Stockholders for the Class III directors.

•       Our Class I directors are James M. Corbett and Thomas E. Timbie.

•       Our Class II directors are John K. Bakewell, Richard B. Emmitt and Dale A. Spencer.

•       Our Class III directors are Douglas W. Kohrs and Elizabeth H. Weatherman.

Under our amended and restated certificate of incorporation, our board of directors has the power to fill vacancies on our board resulting from death, resignation, removal, disqualification or other cause, and newly created directorships resulting from any increase in the authorized number of directors. Any director so elected by our board will hold office for the remainder of the full term of the class of directors in which the vacancy occurred or to which the new directorship is apportioned, and until such director’s successor is elected and qualified. Any additional directorships resulting from any increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors.

Haywood D. Cochrane resigned as a director of our company effective as of April 5, 2006. Our board of directors elected John K. Bakewell as a Class II director effective as of April 5, 2006 to fill the vacancy created as a result of Mr. Cochrane’s resignation. Our board of directors would like to thank Mr. Cochrane for his service as a director of our company.

We and certain of our stockholders, including Warburg Pincus LLC and certain of its affiliates (collectively, “Warburg Pincus”), The Vertical Group, L.P. and certain of its affiliates (collectively, “The Vertical Group”) and members of our management, are parties to a holders agreement, which includes terms relating to the composition of our board of directors. The holders agreement requires us to nominate and use our best efforts to have elected to our board of directors:

•       two persons designated by Warburg, Pincus Equity Partners, L.P. and certain of its affiliates, which we refer to collectively as the “Warburg Pincus Entities,” and Vertical Fund I, L.P. and Vertical Fund II, L.P., which we refer to together as the “Vertical Funds,” if the Warburg Pincus Entities, the Vertical Funds and their affiliates collectively beneficially own 20% or more of our common stock; or

•       one person designated by the Warburg Pincus Entities and the Vertical Funds if the Warburg Pincus Entities, the Vertical Funds and their affiliates collectively beneficially own at least 10% but less than 20% of our common stock.

Mr. Emmitt and Ms. Weatherman were the initial designees under the holders agreement. In the event any director designated by the Warburg Pincus Entities and the Vertical Funds is unable to serve or is removed or withdraws from our board of directors, the Warburg Pincus Entities and the Vertical Funds will have the right to designate a substitute for such director. We and certain of our stockholders, including certain members of our management party to the holders agreement, have agreed to take all action within our or their respective power, including the voting of shares of common stock owned by us or them as is necessary to cause the election of the substitute director designated by the Warburg Pincus Entities and the Vertical Funds or to, upon the written request of the Warburg Pincus Entities and the Vertical Funds, remove with or without cause a director previously designated by such institutional investors.

Nominees for Director

The two nominees for election at the 2006 Annual Meeting are James M. Corbett and Thomas E. Timbie.  Both of these nominees are current members of our board of directors and have consented to serve if elected. Proxies can only be voted for the number of persons named as nominees in this proxy statement, which is two.

Board Recommendation

The board of directors unanimously recommends a vote FOR the election of the two nominees named above.

If prior to the Annual Meeting, the board of directors should learn that any nominee will be unable to serve for any reason, the proxies that otherwise would have been voted for this nominee will be voted for a substitute nominee as selected by the board of directors. Alternatively, the proxies, at our board’s discretion, may be voted for that fewer number of nominees as results from the inability of any nominee to serve. The board of directors has no reason to believe that any of the nominees will be unable to serve.

Information About Board Nominees and Other Directors

The following table sets forth certain information that has been furnished to us by each director and each person who has been nominated by our board of directors to serve as a director of our company.

Name of Nominee/Director	Age	Principal Occupation	Director Since
Nominees for election as Class I directors for three-year terms expiring in 2009
James M. Corbett	47	President and Chief Executive Officer of ev3 Inc.	2005
Thomas E. Timbie	48	President of Timbie & Company, LLC	2005
Class II directors not standing for election this year whose terms expire in 2007
John K. Bakewell(1)	44	Executive Vice President and Chief Financial Officer of Wright Medical Group, Inc.	2006
Richard B. Emmitt(1)(2)	61	General Partner of The Vertical Group, L.P.	2005
Dale A. Spencer	60	Private Investor and Independent Consultant to ev3 Inc.	2005
Class III directors not standing for election this year whose terms expire in 2008
Douglas W. Kohrs(1)(2)	48	Director of Several Publicly Held Companies	2005
Elizabeth H. Weatherman(2)	46	Managing Director of Warburg Pincus LLC	2005

(1)          Member of audit committee

(2)          Member of compensation committee

There are no family relationships among any of our directors.

Additional Information About Board Nominees and Other Directors

Nominees for Election as Class I Directors for Three-Year Terms Expiring in 2009

James M. Corbett is a director of our company and has served as our President and Chief Executive Officer since January 2004 and was a member of the board of managers of ev3 LLC from August 2003 through the date of the merger of ev3 LLC with and into ev3 Inc. on June 21, 2005. From October 2003 to January 2004, Mr. Corbett served as the President and Chief Operating Officer of ev3 LLC. From January 2002 to October 2003, Mr. Corbett served as our Executive Vice President and President International. Mr. Corbett served as chairman of the board of directors of Micro Therapeutics, Inc. from January 2002 to January 2006 and as its Acting President and Chief Executive Officer from April 2002 through October 2002. From February 2001 to January 2002, Mr. Corbett worked as an independent medical device consultant. From January 1999 to February 2001, Mr. Corbett was President and Chief Executive Officer of Home Diagnostics, Inc., a medical device company. Prior to that, he served as Senior Vice President and then President for International of Boston Scientific Corporation, which followed his tenure as Vice President of International at SCIMED Life Systems, Inc. Mr. Corbett has a Bachelor of Science in Business Administration from Kansas University.

Thomas E. Timbie has served as one of our directors since June 2005. Mr. Timbie served as a Vice President of ev3 from April 2005 until June 2005 and as ev3’s Interim Chief Financial Officer from January 2005 until April 2005. Mr. Timbie was a member of the board of managers of ev3 LLC from March 2004. Since 2000, Mr. Timbie has been the President of Timbie & Company, LLC, a financial consulting firm that he founded. During 2000, Mr. Timbie was the Interim Vice President and Chief Financial Officer of e-dr. Network, Inc., a business-to-business exchange in the optical device market. Mr. Timbie currently serves on the board of directors of American Medical Systems Holdings, Inc. and Wright Medical Group, Inc., both publicly held companies. Mr. Timbie has a Bachelor of Science in Accounting from the University of Florida and a Master of Business Administration from Stetson University.

Class II Directors Not Standing for Election this Year whose Terms Expire in 2007

John K. Bakewell has served as one of our directors since April 2006. Mr. Bakewell serves as Executive Vice President and Chief Financial Officer of Wright Medical Group, Inc., a publicly held orthopaedic medical device company specializing in the design, manufacture and marketing of reconstructive joint devices and biologics products. Mr. Bakewell has served as Executive Vice President and Chief Financial Officer of Wright Medical Group, Inc. since December 2000. He served as Vice President of Finance and Administration and Chief Financial Officer of Altra Energy Technologies, Inc., a software and e-commerce solutions provider to the energy industry, from July 1998 to December 2000.

Richard B. Emmitt has served as one of our directors since June 2005. Mr. Emmitt was a member of the board of managers of ev3 LLC from August 2003 through the date of the merger of ev3 LLC with and into ev3 on June 21, 2005. Since 1989, Mr. Emmitt has been a General Partner of The Vertical Group, L.P., an investment management and venture capital firm focused on the medical device industry. Mr. Emmitt currently serves on the Board of Directors of American Medical Systems Holdings, Inc., a publicly held company, as well as of Axya Medical, Inc., BioSET, Inc., Incumed, Inc, OsteoBiologics, Inc., Solarant Medical, Inc., Spondylogix, Inc., Tepha, Inc. and SPMR, Inc., all privately held companies.

Dale A. Spencer has served as one of our directors since June 2005 and also serves as a consultant to us. Mr. Spencer was a member of the board of managers of ev3 LLC from August 2003 through the date of the merger of ev3 LLC with and into ev3 on June 21, 2005. Mr. Spencer served as President, Chief Executive Officer and Chairman of the Board of Directors of SCIMED Life Systems Inc. prior to its merger with Boston Scientific Corporation in 1995. At Boston Scientific, Mr. Spencer served as Executive Vice President in the Office of the Chairman from 1995 to 1997 and was a member of the Board of

Directors from 1995 to 1999. Since that time, Mr. Spencer has been a private investor, primarily in the medical device industry. Mr. Spencer currently serves on the Board of Directors of Anulex, Inc., CVRx, Inc., Northstar Neurosciences, Inc. and Optobionics Corporation, all privately held companies.

Class III Directors Not Standing for Election this Year whose Terms Expire in 2008

Douglas W. Kohrs has served as one of our directors since June 2005. Mr. Kohrs was a member of the board of managers of ev3 LLC from March 2005 through the date of the merger of ev3 LLC with and into ev3 on June 21, 2005. Mr. Kohrs served as Chief Executive Officer of American Medical Systems Holdings, Inc. from April 1999 until January 2005. He served on the Board of Directors of American Medical Systems Holdings from 1999 to March 2006, and served as Chairman of the Board from March 2004 to March 2006. Mr. Kohrs currently serves as a director of Kyphon Inc., a publicly held company, as well as Disc Dynamics Inc., Pioneer Surgical Technologies and AxioMed Spine Corporation, all privately held companies.

Elizabeth H. Weatherman has served as one of our directors since June 2005. Ms. Weatherman was a member of the board of managers of ev3 LLC from August 2003 through the date of the merger of ev3 LLC with and into ev3 on June 21, 2005. Ms. Weatherman is a Managing Director of Warburg Pincus LLC and a member of the firm’s Executive Management Group. Ms. Weatherman joined Warburg Pincus’ health care group in 1988 and is currently responsible for the firm’s medical device investment activities. Ms. Weatherman currently serves on the Board of Directors of American Medical Systems Holdings, Inc., Kyphon Inc. and Wright Medical Group, Inc., all publicly held companies, as well as of Bacchus Vascular, Inc. and Solarant Medical, Inc., both privately held companies.

Director Independence

Because Warburg Pincus owns more than 50% of the voting power of our common stock, we are considered a “controlled company” for the purposes of the NASDAQ listing requirements, and we qualify for, and rely on, the “controlled company” exception to the board of directors and committee composition requirements under the rules of NASDAQ. Pursuant to this exception, we are exempt from the rules that require our board of directors to be comprised of a majority of “independent directors.”

The board of directors has affirmatively determined that three of our seven current directors—Messrs. Bakewell, Emmitt and Kohrs—are “independent directors” under the rules of the NASDAQ National Market. The rules of the NASDAQ National Market provide a non-exclusive list of persons who are not considered independent. Under these rules, an independent director is a person other than an officer or employee of the company or any parent or subsidiary. In addition, a director who is, or during the past three years was, employed by the company or by any parent or subsidiary of the company, other than prior employment as an interim chairman or chief executive officer, would not be considered independent. No director qualifies as independent unless the board of directors affirmatively determines that the director does not have a material relationship with the listed company that would interfere with the exercise of independent judgment. In making an affirmative determination that each of Messrs. Bakewell, Emmitt and Kohrs is an “independent director,” the board of directors reviewed and discussed information provided by the directors and by us with regard to each director’s business and personal activities as they may relate to us and our management.

Board of Directors and Committees of the Board

Our board of directors met 10 times and took action by written consent 22 times during 2005. At two of these meetings, the board met in executive session without the presence of any of our executive officers. All of our directors attended 75% or more of the aggregate meetings of the board of directors and all committees on which they served during 2005.

Our board of directors has a standing audit committee and compensation committee, each of which has the composition and responsibilities described below. Our board of directors may from time to time establish other committees to facilitate the management of our company and may change the composition and the responsibilities of our existing committees.

Because we are considered a “controlled company” for the purposes of the NASDAQ listing requirements, and we qualify for, and rely on, the “controlled company” exception to the board of directors and committee composition requirements under the rules of NASDAQ, we are also exempt from the rules that require our board of directors nominations to be either selected, or recommended for the board’s selection, either by a nominating committee comprised solely of independent directors or by a majority of the independent directors and the rules that require the compensation of our chief executive officer and other executive officers to be determined, or recommended to the board of directors for determination, either by a compensation committee comprised solely of independent directors or by a majority of the independent directors. We do not have a standing nominating committee or committee performing similar functions. Because of our “controlled company” status and the rights of the Warburg Pincus Entities and Vertical Funds to elect two of our directors, we do not believe it is necessary to have a separate nominating committee. Our entire board of directors nominates directors. In so doing, our board follows the process described below under the heading “—Corporate Governance—Director Nominations Process.”

The “controlled company” exception does not, however, modify the independence requirements for audit committees, and we currently comply with the requirements of the Sarbanes Oxley Act of 2002 and NASDAQ rules, which require that our audit committee be comprised of at least three independent directors.

Audit Committee.   Our audit committee oversees a broad range of issues surrounding our accounting and financial reporting processes and audits of our financial statements. Our audit committee:

•       assists our board of directors in monitoring the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent registered public accounting firm’s qualifications and independence, and the performance of our internal audit function and independent registered public accounting firm;

•       assumes direct responsibility for the appointment, compensation, retention and oversight of the work of any independent registered public accounting firm engaged for the purpose of performing any audit, review or attest services and for dealing directly with any such independent registered public accounting firm;

•       provides a medium for consideration of matters relating to any audit issues; and

•       prepares the audit committee report that the Securities and Exchange Commission, or SEC, rules require be included in our annual proxy statement or annual report on Form 10-K.

Our audit committee operates under a written charter adopted by our board of directors, which is attached to this proxy statement as Appendix A and can be found on the Investor Relations—Corporate Governance section of our corporate website at www.ev3.net. A printed copy of such charter is also available to any stockholder upon request to our Corporate Secretary at ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442 or by telephone at (763) 398-7000.

The members of our audit committee are Messrs. Bakewell, Emmitt and Kohrs. Mr. Cochrane served as chair of our audit committee until his resignation in April 2006. Mr. Bakewell is the current chair of our audit committee. Each member of our audit committee qualifies as “independent” for purposes of membership on audit committees pursuant to the rules of the NASDAQ National Market and the rules and regulations of the SEC and is “financially literate” as required by the rules of the NASDAQ National Market. In addition, our board of directors has determined that Mr. Bakewell qualifies as an “audit committee financial expert” as defined by the rules and regulations of the SEC and meets the qualifications of “financial sophistication” under the rules of the NASDAQ National Market as a result of his experience as a chief financial officer of several public companies. Other members of our audit committee who have served as chief executive officers or chief financial officers of public companies or have similar experience or understanding with respect to certain accounting auditing matters may also be considered audit committee financial experts. These designations related to our audit committee members’ experience and understanding with respect to certain accounting and auditing matters are disclosure requirements of the SEC and the NASDAQ National Market and do not impose upon any of them any duties, obligations or liabilities that are greater than those generally imposed on a member of our audit committee or of our board of directors.

The audit committee met seven times during 2005. At three of these meetings, the audit committee met in private session with our independent registered public accounting firm. Additional information regarding our audit committee and our independent registered public accounting firm is disclosed under the “—Audit Committee Report” and “Proposal Four—Ratification of Selection of Independent Registered Public Accounting Firm” sections of this proxy statement.

Compensation Committee.   Our compensation committee reviews and recommends policy relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The compensation committee reviews and evaluates, at least annually, the performance of the compensation committee and its members, including compliance of the compensation committee with its charter.

Our compensation committee operates under a written charter adopted by our board of directors, which can be found on the Investor Relations—Corporate Governance section of our corporate website at www.ev3.net. A printed copy of such charter is available to any stockholder upon request to our Corporate Secretary at ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442 or by telephone at (763) 398-7000.

The members of our compensation committee are Mr. Emmitt, Mr. Kohrs and Ms. Weatherman. Mr. Spencer served on our compensation committee until July 2005. Mr. Kohrs is the chair of our compensation committee. As mentioned above, as a “controlled company” under the NASDAQ listing requirements, we are permitted, and have elected, to opt out of the NASDAQ listing requirements that would otherwise require our compensation committee to be comprised entirely of independent directors.

Our compensation committee met four times and took action by written consent twice during 2005.

Corporate Governance

Corporate Governance Guidelines.   Our board of directors has adopted Corporate Governance Guidelines. A copy of these Corporate Governance Guidelines can be found on the Investor Relations—Corporate Governance section of our corporate website at www.ev3.net. A printed copy of these Corporate Governance Guidelines is available to any stockholder upon request to our Corporate Secretary at ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442 or by telephone at (763) 398-7000. Among the topics addressed in our Corporate Governance Guidelines are:

•       Board size, composition and qualifications;

•       Selection of directors;

•       Board leadership

•       Board committees;

•       Board and committee meetings;

•       Executive sessions of outside directors;

•       Meeting attendance by directors and non-directors;

•       Appropriate information and access;

•       Ability to retain advisors;

•       Conflicts of interest;

•       Board interaction with corporate constituencies;

•       Change of principal occupation and board memberships;

•       Retirement and term limits;

•       Board compensation;

•       Stock ownership by directors and executive officers;

•       Loans to directors and executive officers;

•       CEO evaluation;

•       Board evaluation;

•       Director continuing education;

•       Succession planning; and

•       Communication with directors.

Director Nominations Process.   In selecting nominees for our board of directors, our board first determines whether the incumbent directors whose terms expire at the meeting are qualified to serve, and wish to continue to serve, on the board. Our board believes that our company and stockholders benefit from the continued service of qualified incumbent directors because those directors have familiarity with and insight into our corporate affairs that they have accumulated during their tenure with the company. Appropriate continuity of board membership also contributes to our board’s ability to work as a collective body. Accordingly, it is the practice of our board, in general, to re-nominate an incumbent director whose term expires at the upcoming annual meeting of stockholders if the director wishes to continue his or her service with our board, the director continues to satisfy our board’s criteria for membership on the board, our board believes the director continues to make important contributions to the board, and there are no special, countervailing considerations against re-nomination of the director.

In identifying and evaluating new candidates for election to our board, the board will solicit recommendations for nominees from persons whom the board believes are likely to be familiar with candidates having the qualifications, skills and characteristics required for board nominees from time to time. Such persons may include members of our board and our senior management. In addition, our board may engage a search firm to assist it in identifying qualified candidates. Our board will review and evaluate each candidate whom it believes merits serious consideration, taking into account available information concerning the candidate, any qualifications or criteria for board membership established by the board, the existing composition of the board, and other factors that it deems relevant. In conducting its review and evaluation, our board may solicit the views of our management, our board members, and any other individuals it believes may have insight into a candidate. Our board may designate one or more of its members and/or other board members to interview any proposed candidate.

Our board will consider recommendations for the nomination of directors submitted by our stockholders. For more information, see the information set forth under the heading “Other Matters ─ Stockholder Proposals for 2007 Annual Meeting.”  Our board will evaluate candidates recommended by stockholders in the same manner as those recommended as stated above.

There are no formal requirements or minimum qualifications that a candidate must meet in order for our board to recommend the candidate to the board. Our board believes that each nominee should be evaluated based on his or her merits as an individual, taking into account the needs of our company and the board. However, in evaluating candidates, there are a number of criteria that our board generally views as relevant and is likely to consider. Some of these factors include:

•       whether the candidate is an “independent director” under the rules and regulations of the NASDAQ National Market and meets any other applicable independence tests under the federal securities laws and rules and regulations of the SEC;

•       whether the candidate is “financially sophisticated” and otherwise meets the requirements for serving as a member of an audit committee under the rules and regulations of the NASDAQ National Market; whether the candidate is an “audit committee financial expert” under the rules and regulations of the SEC;

•       the needs of our company with respect to the particular talents and experience of our directors;

•       the personal and professional integrity and reputation of the candidate;

•       the candidate’s level of education and business experience;

•       the candidate’s broad-based business acumen;

•       the candidate’s level of understanding of our business and its industry;

•       the candidate’s ability and willingness to devote adequate time to work of our  board and its committees;

•       the fit of the candidate’s skills and personality with those of other directors and potential directors in building a board that is effective, collegial and responsive to the needs of our company;

•       whether the candidate possesses strategic thinking and a willingness to share ideas;

•       the candidate’s diversity of experiences, expertise and background; and

•       the candidate’s ability to represent the interests of all stockholders and not a particular interest group.

Code of Conduct and Ethics.   Our Code of Business Conduct applies to all of our employees, officers and directors, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, and meets the requirements of the SEC. We also have a Code of Ethics for Senior Executive and Financial Officers that applies to our Chief Executive Officer, Chief Financial Officer, Presidents, and any other senior executive or financial officers performing similar functions and so designated from time to time by the Chief Executive Officer. A copy of our Code of Business Conduct and Code of Ethics for Senior Executive and Financial Officers is available on the Investor Relations—Corporate Governance section of our corporate website at www.ev3.net. We intend to disclose any amendments to and any waivers from a provision of our Code of Business Conduct and Code of Ethics for Senior Executive and Financial Officers on a current report on Form 8-K filed with the SEC.

Policy Regarding Director Attendance at Annual Meetings of Stockholders.   It is the policy of the Board of Directors that directors standing for re-election should attend our annual meeting of stockholders, if their schedules permit. Last year, we did not have an annual meeting of stockholders.

Process Regarding Stockholder Communications with Board of Directors.   Stockholders may communicate with our board of directors or any one particular director by sending correspondence, addressed to our Corporate Secretary, ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442, with an instruction to forward the communication to our board or one or more particular directors. Our Corporate Secretary will promptly forward all such stockholder communications to our board or the one or more particular directors, with the exception of any advertisements, solicitations for periodical or other subscriptions and other similar communications.

Audit Committee Report

This report is furnished by the audit committee of our board of directors with respect to our financial statements for the year ended December 31, 2005.

One of the purposes of our audit committee is to oversee our accounting and financial reporting processes and the audit of our annual financial statements. Our management is responsible for the preparation and presentation of complete and accurate financial statements. Our independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for performing an independent audit of our financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit.

In performing its oversight role, our audit committee has reviewed and discussed our audited financial statements for the year ended December 31, 2005 with our management. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with generally accepted accounting principles. Our audit committee has discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Statement on Auditing Standards No. 61,  Communication with Audit Committees (Codification of Statements on Auditing Standards, AU 380), as in effect for our fiscal year ended December 31, 2005. Our audit committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as in effect for our fiscal year ended December 31, 2005. The audit committee has discussed with PricewaterhouseCoopers LLP its independence and concluded that the independent registered public accounting firm is independent from our company and our management.

Based on the review and discussions of the audit committee described above, in reliance on the unqualified opinion of PricewaterhouseCoopers LLP regarding our audited financial statements, and subject to the limitations on the role and responsibilities of the audit committee discussed above and in the audit committee’s charter, (a copy of which is attached as Appendix A), the audit committee recommended to our board of directors that our audited financial statements for the fiscal year ended

December 31, 2005 be included in our Annual Report on Form 10-K for the year ended December 31, 2005 for filing with the Securities and Exchange Commission.

This report is dated as of March 3, 2006.

Audit Committee

Haywood D. Cochrane, Chair
Richard B. Emmitt
Douglas W. Kohrs

The foregoing Audit Committee Report, the Compensation Committee Report beginning on page 23 and the Performance Graph on page 28 shall not be deemed to be “soliciting material” or to be filed with the Securities and Exchange Commission or subject to Regulation 14A or 14C under the Securities Exchange Act of 1934, as amended, or to the liabilities of Section 18 of that act. Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, neither of the reports nor the Performance Graph shall be incorporated by reference into any such filings.

Director Compensation

We pay our directors who are not our employees or associated with Warburg Pincus or The Vertical Group (collectively referred to as our “outside directors”) (thus excluding Ms. Weatherman and Messrs. Corbett, Emmitt and Spencer) an annual fee of $24,000. In addition, we pay each of these outside directors $10,000 per year for each committee of our board of directors for which they act as chairperson.

We also may from time to time issue shares of restricted stock to these outside directors or grant these outside directors options to purchase shares of our common stock, in each case in amounts and upon terms to be determined by our board of directors or a committee of our board of directors. Each outside director receives an initial grant of an option to purchase 10,833 shares of our common stock and an annual grant of an option to purchase 1,666 shares of our common stock in each year of service thereafter. In addition, each outside director who serves as the chairperson of a committee of our board of directors receives an additional initial grant of an option to purchase 5,833 shares of our common stock and an annual grant of an option to purchase 833 shares of our common stock in each year of service thereafter. The exercise price of each option is the fair market value of our common stock on the date of grant. All options vest 25% immediately and the remaining 75% over the following three years, with 25% vesting on each anniversary of the date of the initial grant.

In 2005, upon their initial appointments to our board of directors and to the board of managers of ev3 LLC, Mr. Cochrane was granted options to purchase an aggregate of 100,000 membership units of ev3 LLC, including an option to purchase 35,000 membership units of ev3 LLC for his service as chairman of our audit committee, which options converted into options to purchase an aggregate of 16,666 shares of our common stock at an exercise price equal to $8.82 per share in connection with our June 2005 reorganization and one for six reverse stock split, and Mr. Kohrs was granted an option to purchase 65,000 membership units of ev3 LLC, which option converted into an option to purchase 10,833 shares of our common stock at an exercise price equal to $8.82 per share in connection with our June 2005 reorganization and one for six reverse stock split. In addition, in July 2005, each of Messrs. Cochrane and Kohrs was granted an option to purchase 15,000 shares of our common stock at an exercise price equal to $13.41 per share and each of Messrs. Spencer and Timbie was granted an option to purchase 65,000 and 75,000 shares of our common stock, respectively, at an exercise price equal to $13.41 per share, which represented the fair market value of our common stock on the date of grant. These options also vest 25% immediately and the remaining 75% over the following three years, with 25% vesting on each anniversary of the date of the initial grant.

Other than outside directors, we do not compensate our directors for serving on our board of directors or any of our board committees. We do, however, reimburse each member of our board of directors for out-of-pocket expenses incurred in connection with attending our board and committee meetings.

During 2005, Mr. Timbie was paid $256,091 in connection with his services as our Interim Chief Financial Officer through April 10, 2005 and our Vice President through June 22, 2005. In addition to the option granted to Mr. Timbie in July 2005 as described above, Mr. Timbie was also granted during 2005 options to purchase an aggregate of 49,998 shares of our common stock at an exercise price of $8.82 per share and options to purchase 5,000 shares of our common stock at an exercise price of $12.60 per share in consideration for his services as our Interim Chief Financial Officer in 2005.

We have entered into a consulting agreement with Dale A. Spencer, one of our directors, under which we have engaged Mr. Spencer as a consultant. The agreement is subject to automatic annual extensions unless terminated by either party with 30 days’ notice. Pursuant to the agreement, we have agreed to pay Mr. Spencer a fee of $23,750 per month, which fee is reduced by any cash fees paid to Mr. Spencer by any of our affiliates, including Micro Therapeutics, Inc., or MTI. In addition, we are required to pay Mr. Spencer an additional $2,000 per month to defray the costs of his insurance and disability coverage benefits. In 2005, we paid Mr. Spencer $309,000 in the aggregate. The agreement contains non-competition and non-solicitation covenants which restrict Mr. Spencer’s activities during the term of the agreement, as well as confidentiality provisions.

Ms. Weatherman and Messrs. Corbett, Emmitt and Spencer also served as members of the board of directors of Micro Therapeutics, Inc. during 2005. MTI was previously our majority owned subsidiary, with the remaining shares being publicly held. In January 2006, we acquired shares of MTI’s common stock not previously owned by us, as a result of which MTI became our wholly owned subsidiary. Ms. Weatherman and Messrs. Corbett, Emmitt and Spencer did not receive cash compensation for their service on MTI’s board of directors, but were reimbursed for certain expenses incurred in connection with meetings of the board of directors and its committees that they attended. At the discretion of MTI’s board of directors, each non-employee director of MTI was granted options to purchase MTI common stock under MTI’s 1996 Stock Incentive Plan. In 2005, Mr. Corbett, Mr. Emmitt, Mr. Spencer and Ms. Weatherman were each granted an option to purchase 4,000 shares of MTI common stock pursuant to their re-election to MTI’s board of directors in May 2005, which options were assumed by us and converted into options to purchase 1,905 shares of our common stock at an exercise price equal to $8.40 per share as a result of our acquisition of the shares of common stock of MTI not previously owned by us in January 2006. As of December 31, 2005, Mr. Corbett, Mr. Emmitt, Mr. Spencer and Ms. Weatherman held options to purchase 84,000, 28,000, 28,000 and 28,000 shares of MTI common stock, respectively. In connection with the merger of Micro Investment, LLC with and into MTI, these options were assumed by us and converted into options to purchase 41,912, 15,240, 15,240 and 15,240 shares of our common stock, respectively. These options vested 25% immediately and the remaining 75% will vest over the following three years, with 25% vesting on each anniversary of the date of the initial grant. In the event that the non-employee’s service on our board of directors terminates for any reason, all unvested options will immediately terminate and all vested options must be exercised within twelve months of the termination.

EXECUTIVE COMPENSATION AND OTHER BENEFITS

Summary of Cash and Other Compensation

The following table provides summary information concerning cash and non-cash compensation paid to or earned by our Chief Executive Officer and our four other most highly compensated executive officers who received or earned cash and non-cash salary and bonus of more than $100,000 for the fiscal year ended December 31, 2005. We refer to these individuals in this proxy statement as our “named executive officers.”

SUMMARY COMPENSATION TABLE

						Long-Term Compensation
		Annual Compensation(1)				Restricted Stock	Securities Underlying	All Other Compensation
Name and Principal Position	Year	Salary ($)		Bonus ($)(2)		Awards ($)(3)	Options/SARs (#)	($)(4)
James M. Corbett	2005	$357,000		$180,000		$1,468,000	352,083	$—
President and Chief Executive Officer	2004	340,000		153,000		—	41,666	—
Pascal E.R. Girin	2005	305,807	(5)	115,573	(5)	—	94,666	24,933 (5)
President, International	2004	341,232		29,858		—	5,000	—
Thomas C. Wilder III(6)	2005	276,770	(7)	121,433		—	119,071 (8)	—
Former President, Neurovascular Division	2004	265,939		53,250		—	—	—
Stacy Enxing Seng	2005	256,964		70,200		513,800	132,405	6,300
President, Cardio Peripheral Division	2004	214,968		58,964		—	15,416	—
L. Cecily Hines	2005	227,136		74,955		293,600	66,311	6,300
Vice President, Secretary and Chief Legal Officer	2004	216,320		37,856		—	5,833	—

(1)          The value of executive perquisites provided to our named executive officers did not exceed the lesser of $50,000 or 10% of the compensation reported in the table for each of the named executive officers.

(2)          Annual bonus for fiscal year reflected was earned during such fiscal year but paid during the subsequent fiscal year.

(3)          The following named executive officers held the following number of shares of restricted stock as of December 31, 2005, which shares represented the following values, based on the closing sales price of our common stock as of that date:  Mr. Corbett (100,000 shares; $1,474,000); Ms. Enxing Seng (35,000 shares; $515,900) and Ms. Hines (20,000 shares; $294,800). These shares vest in equal installments on an annual basis over a four-year period from the date of grant. These individuals have the right to receive any cash dividends declared on these shares and to vote these shares until their right to these shares is forfeited. Any stock dividends or other distributions of property declared on these shares will remain subject to forfeiture until the shares with respect to which the dividends or other property are attributable are forfeited or become nonforfeitable.

(4)          “All Other Compensation” includes, except in the case of Mr. Girin, for all years presented, contributions that we made under the ev3 401(k) Retirement Plan. Under our 401(k) plan, participants may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to the 401(k) plan’s trust. We contribute  matching contributions in an amount equal to 50% of a participant’s pre-tax 401(k) contributions (other than catch-up contributions) for the pay period or, if less, 3% of the participant’s eligible earnings for that pay period. The 401(k) plan also has a “true-up” provision, meaning that at the end of the plan year an eligible participant may receive an additional matching contribution by applying the plan’s matching contribution formula to the participant’s aggregate 401(k) contributions and eligible earnings for the entire plan year. For 2005, the matching contributions made on behalf of Messrs. Corbett, Girin and Wilder and Ms. Enxing Seng and Ms. Hines, respectively, were $0, $0, $0, $6,300 and $6,300. Under the 401(k) plan, we may, in our sole discretion, also make profit sharing contributions on behalf of eligible participants for any plan year. For 2005, we did not make any discretionary profit sharing contributions under the 401(k) plan. “All Other Compensation” for Mr. Girin reflects a car allowance.

(5)          Reflected in U.S. dollars but paid in Euros. Conversion into U.S. dollars based on conversion rate as of December 30, 2005 in the case of salary and all other compensation and the conversion rate as of the time of payment in the case of the annual bonus. Conversion rate as of December 30, 2005 was one Euro to $1.18730 and conversion rate as of time of payment of annual bonus to Mr. Girin was one Euro to $1.20934.

(6)          Mr. Wilder resigned as an executive officer effective as of April 3, 2006.

(7)          Includes $794.38 as compensation for forfeited vacation.

(8)          Represents options granted by MTI to purchase shares of MTI’s common stock, which options were subsequently converted into options to purchase shares of our common stock in connection with our acquisition of the shares of common stock of MTI not previously owned by us in January 2006. Shares indicated represent the number of options on an as-converted basis.

Option Grants in Last Fiscal Year

The following table sets forth information concerning option grants granted to each of our named executive officers during the year ended December 31, 2005. No stock appreciation rights were granted to these individuals during the year ended December 31, 2005. With respect to Mr. Wilder, the number of options granted and the per share exercise price of such options in the following table represents the number of options to purchase shares of our common stock granted at the exercise price indicated and as reflected on an as-converted basis to reflect the conversion of his options to purchase shares of MTI’s common stock into options to purchase shares of our common stock as a result of our acquisition of the shares of common stock of MTI not previously owned by us in January 2006. In addition, with respect to Mr. Wilder, the percent of total options granted to employees in the last fiscal year in the following table represents the percent of total options granted to MTI employees in 2005. With respect to Mr. Corbett, the number of options granted in the following table excludes options to purchase shares of MTI’s common stock granted to Mr. Corbett in connection with his services as a director of MTI. See “Proposal One—Election of Director—Director Compensation.”

	Individual Grants(1)
	Number of Securities Underlying	Percent of Total Options Granted to	Exercise		Grant Date Value
Name	Options Granted (#)	Employees in Fiscal Year	Price ($/Share)	Expiration Date	Grant Date Present Value ($)(2)
James M. Corbett	52,083	2.3%	$8.82	01/07/2015	$291,317
	300,000	13.0%	14.00	07/01/2015	1,809,527
Pascal E.R. Girin	6,666	0.3%	8.82	01/07/2015	37,285
	88,000	3.8%	14.00	07/01/2015	530,795
Thomas C. Wilder III	18,495	1.0%	8.07	01/10/2015	72,307
	100,576	5.6%	8.07	01/10/2015	393,193
Stacy Enxing Seng	8,333	0.4%	8.82	01/07/2015	46,609
	25,000	1.1%	8.82	02/01/2015	140,382
	99,072	4.3%	14.00	07/01/2015	597,578
L. Cecily Hines	8,333	0.4%	8.82	01/07/2015	46,609
	5,000	0.2%	12.60	04/25/2015	33,549
	52,978	2.3%	14.00	07/01/2015	319,550

(1)          Options granted prior to our initial public offering were granted under the ev3 LLC 2003 Stock Option Plan and options granted after our initial public offering were granted under the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan. Options generally have a ten-year term and vest over a four-year period, with 25% of the underlying shares vesting within one year of the date of grant and 1/36 of the remaining 75% of the underlying shares vesting each month after the one-year anniversary date.

(2)          The grant date present value shown is an estimate only, arrived at using the Black-Scholes option pricing model, with the following weighted average assumptions as of the following grant dates: (i) January 7, 2005: risk-free interest rate of 3.71%, expected life of option of 5 years, expected dividend yield of zero and expected stock volatility of zero; (ii) January 10, 2005:  risk-free interest rate of 4%, expected life of option of 4 years, expected dividend yield of zero and expected stock volatility of 58.44%; (iii) February 1, 2005: risk-free interest rate of 3.77%, expected life of option of 5 years, expected dividend yield of zero and expected stock volatility of zero; (iv) April 25, 2005: risk-free interest rate of 3.8%, expected life of option of 4 years, expected dividend yield of zero and expected stock volatility of 50%; and (v) July 1, 2005: risk-free interest rate of 3.84%, expected life of option of 4 years, expected dividend yield of zero and expected stock volatility of 50%.

Aggregated Option Exercises In Last Fiscal Year and Fiscal Year-End Option Values

There were no option exercises by any of the named executive officers during the year ended December 31, 2005. The following table sets forth the number and value of options held by each of our named executive officers at December 31, 2005. With respect to Mr. Wilder, the number of securities reflected in the table below represents the number of shares of our common stock underlying unexercised options at year-end on an as-converted basis to reflect the conversion of his options to purchase shares of MTI’s common stock into options to purchase shares of our common stock as a result of our acquisition of the shares of common stock of MTI not previously owned by us in January 2006. The value of the unexercised in-the-money options at year-end reflected in the table below has been calculated based upon the closing price of our common stock on the NASDAQ National Market on December 30, 2005, which was $14.74 per share.

	Number of Securities Underlying Unexercised Options at December 31, 2005(1)		Value of Unexercised In-the-Money Options at December 31, 2005(2)
Name	Exercisable	Unexercisable	Exercisable	Unexercisable
James M. Corbett	68,388	389,696	$427,191	$753,000
Pascal E.R. Girin	19,620	110,646	116,150	199,184
Thomas C. Wilder III	152,411	128,597	1,313,528	879,768
Stacy Enxing Seng	62,301	149,351	414,092	370,965
L. Cecily Hines	40,137	70,186	227,645	141,075

(1)          Our option and incentive stock plans generally provide that the exercise price of options must be paid entirely in cash or another method of payment or combination of methods of payment as approved by the compensation committee. It is the current policy of the compensation committee to permit broker-assisted cashless exercises and the surrender of previously acquired shares that have been held by the optionee for at least six months.

(2)          Value based on the difference between the fair market value of one share of our common stock at December 30, 2005 ($14.74), and the exercise price of the options ranging from $3.54 to $14.00 per share. Options are in-the-money if the market price of the shares exceeds the option exercise price.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table summarizes outstanding options under our equity compensation plans as of December 31, 2005. Our only equity compensation plans as of December 31, 2005 were the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan and the ev3 LLC 2003 Stock Option Plan. No future options will be granted under the ev3 LLC 2003 Stock Option Plan.

Except as otherwise stated below, options granted in the future under the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan are within the discretion of the board of directors and the compensation committee of our board of directors and therefore cannot be ascertained at this time. Options to purchase an aggregate of 886,000 shares of our common stock have been granted subject to approval by our stockholders of an amendment to the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan to increase the number of shares reserved for issuance under the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan. See “Proposal Two—Approval of ev3 Inc. Amended and Restated 2005 Incentive Stock Plan.”  We are also submitting to our stockholders at the Annual Meeting a proposal to approve an employee stock purchase plan pursuant to which we could issue up to 750,000 shares of our common stock to employees. See “Proposal Three—Approval of ev3 Inc. Employee Stock Purchase Plan.”

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	3,823,309	$11.41	85,354
Equity compensation plans not approved by security holders	—	—	—
Total	3,823,309	$11.41	85,354

On January 6, 2006, we acquired the outstanding shares of our then majority owned subsidiary, Micro Therapeutics, Inc., that we did not already own through a merger of Micro Investment, LLC, our wholly owned subsidiary, with and into MTI, with MTI continuing as the surviving corporation and our wholly owned subsidiary. In connection with the merger, we assumed outstanding options to purchase shares of MTI common stock, which options were converted in the merger into options to purchase an aggregate of

2,448,218 shares of our common stock at a weighted average exercise price of $9.97 per share. Except for these adjustments to the type of security issuable upon exercise of the options and the exercise price as a result of the merger, the terms and conditions (including vesting) of the options remain the same, as set forth in the applicable plan under which the options were granted, Micro Therapeutics, Inc.’s 1993 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan or Micro Therapeutics, Inc.’s 1996 Stock Incentive Plan, as amended, or the applicable option agreement. These assumed options are not included in the above table since the transaction took place after December 31, 2005.

Employment Agreements

We have entered into employee confidentiality/restrictive covenant agreements with James M. Corbett, our President and Chief Executive Officer, and Patrick D. Spangler, our Chief Financial Officer and Treasurer. The agreements impose certain restrictions on the current and post-employment activities of Messrs. Corbett and Spangler. The agreements contain, among other things, a confidentiality provision that restricts disclosure by Messrs. Corbett and Spangler of our confidential and proprietary information, both during their employment with us as well as to the fullest extent permitted by law after their employment is voluntarily or involuntarily terminated. A non-competition provision and a non-solicitation provision restrict the activities of Messrs. Corbett and Spangler after termination of employment with us and each continues for a one-year period after termination of employment. The employment of Messrs. Corbett and Spangler is at-will and may be terminated by us, Mr. Corbett or Mr. Spangler at any time with or without cause.

Change in Control Agreements

We are a party to a change in control agreement with each of Dale A. Spencer, one of our directors, and James M. Corbett. Mr. Spencer’s change in control agreement provides that in the event of a change in control, as defined in such agreement, of our company, all of Mr. Spencer’s then unvested, non-statutory stock options or other stock awards granted to him under certain stock incentive plans will be accelerated and thereby become fully vested and immediately exercisable.

Mr. Corbett’s change in control agreement entitles him, upon the occurrence of a change in control, to base pay owed to him through such date and a pro rata portion of his bonus plan payment based on the number of months in the year worked prior to the change in control. In addition, whether or not Mr. Corbett is offered future employment with the successor or the surviving subsidiary, Mr. Corbett would receive a lump sum payment equal to 18 months of his then-current base pay, and the full amount of his bonus plan payment for the next 18 months. However, if Mr. Corbett is employed by the successor or the surviving subsidiary, this cash payment would be deferred until the earlier of the end of the six-month period or such earlier date elected by the successor or the surviving subsidiary. Further, however, no such payment would be due if Mr. Corbett’s employment is terminated for cause or by Mr. Corbett without good reason. Upon the occurrence of a change in control, Mr. Corbett’s stock options or stock awards pursuant to our stock incentive plans would be accelerated and all such options would become fully vested and immediately exercisable. Mr. Corbett would also be entitled to certain group health plan benefits, to the extent payments received by Mr. Corbett constitute parachute payments which result in an excise tax under Section 4999 of the Internal Revenue Code, gross-up payments to cover such excise tax as well as applicable taxes on such gross-up payments, outplacement services (as of the date the cash payment is due) for a cost of up to $40,000 and certain indemnification rights.

We have also entered into change in control agreements with each of our executive officers. Under these agreements, each individual has similar salary and bonus payout, cash payment, group health plan, gross-up payments, outplacement services and indemnification rights as described above with respect to Mr. Corbett’s change in control agreement, except that the cash payment is based on 12 months and the outplacement services cover costs up to $20,000 (as of the date the cash payment is due). In addition, in the event any such individual is employed with the successor or surviving subsidiary, he or she is entitled to a lump sum cash payment equal to 12 months of then-current base pay and the full annualized amount due under the then-current bonus plan payment commitment only in the event that such employment is terminated by the successor or surviving subsidiary for any reason other than death or for cause or if the individual terminates his or her employment for good reason within 24 months following the change in control. If, on the other hand, an offer of employment is made and declined, no further benefits are payable. The stock option acceleration provision under these agreements provides that acceleration is not available if the acquiring entity or successor assumes or replaces unvested stock options or awards granted to such individual unless the individual is not offered employment with the successor or surviving subsidiary or employment is terminated under circumstances entitling the individual to the cash payment described above.

Separation Agreement

We have entered into a separation agreement with Thomas C. Wilder III, our former President, Neurovascular Division, pursuant to which Mr. Wilder agreed to resign as an executive officer of our company and all other officer and director positions of our subsidiaries effective as of April 3, 2006 and to resign as an employee effective as of June 30, 2006. He also agreed to use and/or relinquish all accrued but unused vacation remaining after June 30, 2006 and to release us and our subsidiaries from certain claims arising prior to the date of the separation agreement. Mr. Wilder also agreed, for a period of one year after his resignation, to provide consulting services to us and our subsidiaries for eight hours per month at no charge and we have agreed to pay Mr. Wilder $1,000 per day and $500 per half-day in exchange for consulting services rendered by Mr. Wilder in excess of the eight hours per month. Under the terms of the separation agreement, Mr. Wilder’s employment agreement and change in control agreement with MTI were mutually terminated (except for certain provisions in the employment agreement that survive such termination).  Mr. Wilder’s obligations pursuant to his employee confidential information agreement remain valid and enforceable.

Indemnification Agreements

We have entered into agreements with our directors, executive officers and certain other employees regarding indemnification. Under these agreements, we are required to indemnify them against expenses, judgments, penalties, fines, settlements and other amounts actually and reasonably incurred, including expenses of a derivative action, in connection with an actual or threatened proceeding if any of them may be made a party because he or she is or was one of our directors, officers or employees. We will be obligated to pay these amounts only if the officer, director or employee acted in good faith and in a manner that he or she reasonably believed to be in or not opposed to our best interests. With respect to any criminal proceeding, we will be obligated to pay these amounts only if the officer, director or employee had no reasonable cause to believe his or her conduct was unlawful. The indemnification agreements also set forth procedures that will apply in the event of a claim for indemnification.

Compensation Committee Interlocks and Insider Participation

None of our executive officers serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or compensation committee. None of the members of our compensation committee have been an officer or employee of us or one of our subsidiaries.

Compensation Committee Report on Executive Compensation

Responsibilities of the Compensation Committee

The compensation committee of the board of directors is comprised of Richard B. Emmitt, Douglas W. Kohrs and Elizabeth H. Weatherman and until July 2005, Dale A. Spencer. Mr. Kohrs serves as chairman of the committee. As a “controlled company” under the listing requirements of the NASDAQ National Market, we are permitted, and have elected, to opt out of the NASDAQ listing requirements that would otherwise require our compensation committee to be comprised entirely of independent directors.

The primary purpose of the compensation committee is to assist our board of directors in discharging its responsibilities relating to the compensation of our executive officers. The responsibilities of the compensation committee include reviewing and recommending policy relating to compensation and benefits of our officers and employees, including reviewing and approving corporate goals and objectives relevant to compensation of our chief executive officer and other senior officers, evaluating the performance of these officers in light of those goals and objectives and setting compensation of these officers based on such evaluations. The compensation committee recommends to the Board the annual salaries, incentive compensation, long-term compensation and any other compensation applicable to our chief executive officer and other executive officers. The compensation committee operates under a formal written charter that has been approved by our board of directors and reflects these various responsibilities.

The compensation committee generally meets on several occasions during the year and also considers and takes action by written consent. The compensation committee reports on committee actions and recommendations at board of directors meetings. The compensation committee has the authority to engage the services of outside experts and advisors as it deems necessary or appropriate to carry out its duties and responsibilities.

Compensation Philosophy

The decisions of the compensation committee and our compensation programs are based on the following principles:

•       As a performance-driven growth company, we favor having a significant component of variable compensation tied to results and achievement over solely fixed compensation.

•       As a growth company, we need to attract, retain and motivate executives and key employees with the capability to enable us to achieve significantly greater scale. We therefore benchmark our compensation against companies with whom we compete for market share and executive talent.

•       We seek to reward achievement of aggressive performance objectives that are aligned with the interests of our stockholders. Our incentive compensation programs are designed to provide increased earnings potential for our executives as aggressive performance targets are met or surpassed.

•       We target base compensation at the 50-75th percentile with the opportunity to earn total compensation above the market median when business performance exceeds the company’s aggressive plan targets.

•       Individual differentiation in compensation occurs among executives based on scope and nature of responsibility, education and experience, job performance, and potential.

In discharging its responsibilities, the compensation committee considers factors such as company performance, both in isolation and in comparison to other companies; the individual performance of our executive officers; historical compensation levels; the overall competitive environment for executive talent; and the level of compensation necessary to attract and retain the talent necessary to achieve our objectives. In order to foster cooperation and communication among executives and among their respective teams, the compensation committee places primary emphasis on company performance (rather than individual performance) as measured against goals approved by the compensation committee. In analyzing these factors, the compensation committee from time to time reviews competitive compensation data gathered in comparative surveys or collected by independent consultants.

Executive Compensation Program Elements

Our executive compensation program is primarily comprised of base salary, annual cash incentive compensation, and long-term equity-based incentive compensation.

Base Salary.   The compensation committee’s determinations regarding the base salary of our executive officers, including the compensation of our chief executive officer, are based on a number of factors, including: the level of skill and responsibility required to fulfill each executive’s responsibilities; each executive’s experience and qualifications; each executive’s performance and the impact of such performance on our results; and competitive compensation data. Base salaries are reviewed annually, and the compensation committee seeks to set executive officer base salaries at approximately the 50-75th percentile of base salaries at the companies with which we compete for executives. The 2005 base salaries for our named executive officers represented an increase of three to six percent over such individuals’ base salaries for 2004. The compensation committee recently established 2006 base salaries for our executive officers, which represent an increase of zero to five percent over such individuals’ base salaries for 2005.

Annual Incentive Compensation.   We provide annual cash incentive compensation for our executive officers and certain other employees under an executive performance incentive plan. This plan is designed to provide a direct financial incentive to our executive officers and other employees for achievement of specific performance goals of our company and individual goals of the employees. At the beginning of each fiscal year, the compensation committee determines or recommends to the board of directors:

•                    The employees that are eligible to participate in the plan for the year;

•                    The quarterly and/or annual performance goal or goals for the year and the approved incentive pool funding level based on the levels of achievement of such performance goal or goals;

•                    For each eligible employee, the target bonus level as a percentage of base compensation; and

•                    For each eligible employee, the employee’s individual performance.

For 2005, the compensation committee established net revenue as the exclusive annual corporate performance goal for determining annual incentive compensation for executive officers and adjusted final payouts for each individual based on his or her own individual performance. Executive officers were eligible to receive a bonus payment ranging from 40% to 50% of their base salary. Based on the company’s performance as measured against these goals, the company’s executive officers received annual bonuses for 2005 ranging from 27.3% to 50.4% of their base salaries.

For 2006, the compensation committee established quarterly performance goals and payouts for executives and certain other members of senior management. Each executive officer’s incentive payment under the plan for a particular quarter will vary depending upon the approved incentive pool funding level for that particular quarter, the executive officer’s base salary, the executive officer’s incentive target expressed as a percentage of base salary and the executive officer’s overall individual performance during that particular quarter. The incentive pool funding is primarily based on achievement of four company performance measures:  worldwide revenue, worldwide operating expense, worldwide gross margin and earnings before interest, taxes, depreciation, amortization and stock based compensation expense. The compensation committee also will take into consideration the relative performance by each division of ev3 with regard to divisional revenue, operating expenses, and gross margin in determining the incentive pool funding. Based on performance as measured against these factors, executives are eligible to receive a bonus payment for 2006 ranging from 40% to 50% of base salary. The compensation committee has the authority to recognize individual performance and to provide appropriate differential incentive compensation.

Long-Term Incentive Compensation.   We make long-term incentive compensation available to our executive officers, as well as to many other of our employees, in the form of stock options and/or restricted stock awards. Through the grant of these equity incentives, we seek to align the long-term interests of our executives and other employees with the long-term interests of our stockholders by creating a strong and direct linkage between compensation and  long-term stockholder return. We further seek to enable executives and other key employees to achieve meaningful ownership in our company, thereby improving our ability to retain executives and other key employees.

Executive officers and other employees are eligible for option grants upon joining our company and thereafter on an annual basis. All stock option grants have an exercise price equal to 100% of the fair market value of our common stock on the date of grant. Stock option grants typically become exercisable over a period of four years from the date of grant, 25% of the underlying shares in one year of the date of grant and 1/36 of the remaining underlying shares each month thereafter. Stock options typically remain exercisable for a period of 10 years from the date of grant, so long as the individual continues to be employed by us. In the past, stock option grants have been the primary form of equity-based incentives granted to our executives and other key employees. At the end of 2005, we granted restricted stock awards to certain executives for retention and recognition purposes and to further align the interests of these executives with those of our stockholders. Restricted stock awards represent full share grants that become fully vested and owned by the employee free of restrictions over time; in this case it was in equal annual installments over a four year period.

We review the total size of our annual equity-based incentive awards against benchmark data. Individual awards are based on levels of responsibility and potential impact on our results, individual performance and benchmark data. Further information regarding equity-based incentive awards granted to our chief executive officer and other named executive officers is included in the tables under the heading “—Executive Compensation” above.

Other Compensation Arrangements.   All of our employees, including our executive officers, are employed at will. We have entered into written change in control agreements with all of our executive officers and certain other personnel, which provide for certain cash and other benefits upon the termination of the executive officer’s employment with us under certain circumstances, as described in more detail elsewhere in this proxy statement. We maintain the ev3 401(k) Retirement Plan under which participants, including our executive officers, may voluntarily request that we reduce his or her pre-tax compensation by up to 75% (subject to certain special limitations) and contribute such amounts to a  the 401(k) plan’s trust. We contribute matching contributions in an amount equal to 50% of a participant’s pre-tax 401(k) contributions (other than catch-up contributions) for the pay period or, if less, 3% of the participant’s eligible earnings for that pay period. The 401(k) plan also has a “true-up” provision, meaning that at the end of the plan year an eligible participant may receive an additional matching contribution by applying the plan’s matching contribution formula to the participant’s aggregate 401(k) contributions and eligible earnings for the entire plan year. Under the 401(k) plan we may, in our sole discretion, also make profit sharing contributions on behalf of eligible participants for any plan year. For 2005, we did not make a discretionary profit sharing contribution under the 401(k) plan. Our health care and other insurance programs are the same for all eligible employees, including our executive officers. We do not provide our executive officers with any other material compensation arrangements or personal benefits other than those described in this proxy statement.

Chief Executive Officer Compensation and Performance

The compensation for James M. Corbett, our President and Chief Executive Officer, consists of an annual base salary, annual cash incentive compensation and long-term equity-based incentive compensation. The compensation committee determines the level for each of these compensation elements using methods consistent with those used for the company’s other senior executives, including the assessment of Mr. Corbett’s performance and review of competitive benchmark data. The compensation committee evaluates Mr. Corbett’s performance by soliciting input from all members of the board of directors as well as from other members of the senior management team.

For 2005, the compensation committee approved an increase in Mr. Corbett’s base salary to $357,000, maintained his target bonus level at 50% of base salary and granted to Mr. Corbett stock options to purchase an aggregate of 352,083 shares of our common stock and a restricted stock award for 100,000 shares. The compensation committee believes that these compensation elements are commensurate with Mr. Corbett’s performance for the most recent fiscal year and well-aligned with competitive benchmarks.

Section 162(m)

Section 162(m) of the Internal Revenue Code requires that we meet specific criteria, including stockholder approval of certain stock and incentive plans, in order to deduct, for federal income tax purposes, compensation over $1 million per individual paid to our chief executive officer and each of our four other most highly compensated executives. Since none of our named executive officers received compensation over $1 million during 2005, the compensation committee believes that all compensation attributable to the period qualified for deductibility by ev3. However, due to ambiguities and uncertainties in the application of Section 162(m), there can be no assurances.

Compensation Committee

Douglas W. Kohrs, Chair
Richard B. Emmitt
Elizabeth H. Weatherman

Stock Performance Graph

The following graph compares the annual cumulative total stockholder return on our common stock from June 16, 2005, the date of our initial public offering, until December 31, 2005, with the annual cumulative total return over the same period of the NASDAQ Stock Market (U.S.) Index and the NASDAQ Medical Equipment Index.

The comparison assumes the investment of $100 in each of our common stock, the NASDAQ Stock Market (U.S.) Index and the NASDAQ Medical Equipment Index on June 16, 2005, and the reinvestment of all dividends.

COMPARISON OF 6 MONTH CUMULATIVE TOTAL RETURN*

AMONG EV3 INC., THE NASDAQ STOCK MARKET (U.S.) INDEX

AND THE NASDAQ MEDICAL EQUIPMENT INDEX

*                    $100 invested on 6/15/05 in stock or on 6/31/05 in index-including reinvestment of dividends.

Fiscal year ending December 31.

	Cumulative Total Return
	6/16/05	12/31/05
ev3 INC.	$100.00	$105.29
NASDAQ STOCK MARKET (U.S.) INDEX	100.00	107.60
NASDAQ MEDICAL EQUIPMENT INDEX	100.00	110.45

RELATED PARTY RELATIONSHIPS AND TRANSACTIONS

MTI Transaction

On January 6, 2006, we acquired the outstanding shares of MTI that we did not already own through a merger of Micro Investment, LLC, our wholly owned subsidiary, with and into MTI, with MTI continuing as the surviving corporation and a wholly owned subsidiary of ev3 Inc. Pursuant to an agreement and plan of merger, dated as of November 14, 2005, by and among us, Micro Investment, LLC and MTI, and as a result of the merger, each share of common stock of MTI outstanding at the effective time of the merger was automatically converted into the right to receive 0.476289 of a share of our common stock and cash in lieu of any fractional share of our common stock. In addition, each outstanding option to purchase shares of MTI common stock was converted into an option to purchase shares of our common stock on the same terms and conditions (including vesting) as were applicable under such MTI option and the exercise price and number of shares for which each such option is (or will become) exercisable was adjusted based on the exchange ratio indicated above. In connection with the merger, we issued approximately 7.0 million new shares of our common stock to MTI’s public stockholders. The shares of our common stock issued in the merger were registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-129956) initially filed with the SEC on November 23, 2005 and declared effective on December 7, 2005.  Subsequent to the completion of the merger, MTI filed a Form 15 with the SEC to terminate registration of MTI’s common stock under the Securities Exchange Act of 1934, as amended, and MTI’s common stock was delisted from trading on the NASDAQ National Market as of the close of the market on January 6, 2006.

The merger agreement provides that we and MTI as the surviving corporation will indemnify each of the present and former MTI directors, special committee members, officers and employees of MTI for a period of six years after the completion of the merger against liabilities for their actions or omissions as directors, special committee members, officers or employees before the completion of the merger, including for acts or omissions occurring in connection with the approval of the merger agreement and the completion of the merger.

The merger agreement also provides that all rights to indemnification by MTI now existing in favor of each indemnified party, as provided in MTI’s certificate of incorporation or bylaws or pursuant to any other agreements in effect on the date of the merger agreement, will survive the merger. For a period of six years following the completion of the merger, we will cause the certificates of incorporation and bylaws of MTI and any of its subsidiaries to contain provisions no less favorable with respect to such indemnification and exculpation rights.

The merger agreement also provides that for a period of six years after the completion of the merger, MTI as the surviving corporation will provide to the MTI directors, special committee members, officers and employees liability insurance protection with the same coverage and in the same amount as and on terms no less favorable to such individuals than that provided by MTI’s insurance policies at the time of the merger. The persons benefiting from the insurance provisions of the merger agreement include all persons who served as directors and officers of MTI prior to the completion of the merger who were covered by MTI’s insurance policy at the time of the merger. MTI will not be required to expend in any one year an amount more than 200% of the annual premiums paid by MTI as of the date of the merger agreement for directors’ and officers’ liability insurance, and if that insurance cannot be obtained at all or if the annual premiums of that insurance coverage exceed this amount, MTI will be obligated to obtain the maximum amount of such insurance available for a cost not exceeding that amount.

Financing for New MTI Facility

During the second quarter of 2005, we and MTI entered into negotiations regarding a possible loan by us to MTI in connection with MTI’s anticipated move into its new facility in Irvine, California. In addition, ev3 Endovascular, Inc., a wholly owned subsidiary of ours, entered into a $1.0 million letter of credit with the landlord of MTI’s facility as the beneficiary, in order to finance the relocation of MTI’s Irvine operations, including its manufacturing facility.

On October 13, 2005, we and MTI finalized the terms of a note with respect to an unsecured loan and MTI executed it. Under the note, MTI may make draw downs from time to time in an aggregate amount not to exceed $2.3 million. Each draw down under the note will bear interest at a floating prime rate plus 2.3% and will be due and payable in 36 consecutive monthly installments of principal, each in an amount equal to the amount of such draw down divided by 36, plus accrued interest, each due and payable on the first business day of each calendar month commencing on the later of November 1, 2005 or the first day of the month following the draw down made under the note, and continuing on the first business day of each succeeding month thereafter for 36 consecutive months, when the unpaid amount of the draw down and all accrued and unpaid interest will be due and payable in full. MTI will have the right to prepay the outstanding principal balance and accrued and unpaid interest thereon prior to maturity, without premium or penalty.

The note evidencing the loan contains customary events of default, including payment defaults with cure periods, bankruptcy and involuntary proceedings, monetary judgment defaults in excess of specified amounts, cross-defaults to other agreements and certain changes of control. For certain events of default related to insolvency and receivership, the entire outstanding unpaid principal balance of the note and all accrued and unpaid interest thereon will automatically become immediately due and payable. In the event of other defaults by MTI, we may declare the entire outstanding unpaid principal balance of the note and all accrued and unpaid interest thereon to be immediately due and payable. Upon an event of default, we may also exercise all rights and remedies under any other instrument, document, or agreement between MTI and us, enforce all rights and remedies under any applicable law, and offset any and all balances, credits, deposits, accounts, or monies of MTI then or thereafter with us, or any obligations of us to MTI arising under any agreement or arrangement between us and MTI, against any amounts due to us from MTI arising under the note.

In addition, ev3 Endovascular has provided MTI with a $1.0 million standby irrevocable letter of credit in favor of the landlord of MTI’s new facility to provide MTI with additional financing to support planned improvements at the new facility. The letter of credit expires on September 15, 2006, but will be automatically extended for successive one-year periods thereafter, unless LaSalle Bank N.A. notifies the parties that it does not intend to renew the letter of credit for an additional year at least 30 days prior to the expiration date, as such expiration date may be extended.

As of March 16, 2006, MTI had not drawn on the note or letter of credit, respectively.

Corporate Reorganization Prior to Initial Public Offering

In connection with our initial public offering in June 2005, we completed a series of transactions in order to reorganize our business into a corporate structure, consolidate the interests in MTI directly held by our investors into our company, and reduce our outstanding debt by converting a portion of such debt into equity. These transactions, which we refer to as the reorganization transactions in this proxy statement, are described below.

Contribution of MTI Stock.   Pursuant to a contribution and exchange agreement dated as of April 4, 2005, Warburg Pincus and The Vertical Group each contributed shares of MTI’s common stock to ev3 LLC on May 26, 2005 in exchange for 10,804,500 and 3,004,332 common membership units of ev3 LLC.

We refer to the contributions of the shares of MTI’s common stock by Warburg Pincus and The Vertical Group as the MTI share contribution. The MTI share contribution was intended to result in the issuance of a number of common membership units approximately equal in value to the shares of MTI’s common stock contributed. At the effective time of our merger with ev3 LLC as described below, these common membership units were converted into the right to receive one share of our common stock.

The contribution and exchange agreement and the transactions contemplated thereby were approved by an independent special committee of MTI’s board of directors. The independent committee also determined that we would not be deemed to be an “interested stockholder” pursuant to Section 203 of the Delaware General Corporation Law or an “acquiring person” under MTI’s rights agreement.

Merger with ev3 LLC.   On June 21, 2005, ev3 LLC merged with and into us and we became the holding company of ev3 LLC’s then current subsidiaries. Pursuant to the merger agreement, each membership unit representing a preferred or common equity interest in ev3 LLC was converted into the right to receive one share of our common stock and each option to purchase common membership units of ev3 LLC was converted into an option to purchase an equivalent number of shares of our common stock. Pursuant to the merger agreement, the operating agreement of ev3 LLC terminated upon the consummation of the merger except for the provisions regarding indemnification of officers and members of ev3 LLC’s board of managers.

Contribution of Demand Notes.   On June 21, 2005, Warburg Pincus and The Vertical Group contributed to us $316.0 million aggregate principal amount of demand notes issued by ev3 Endovascular, Inc. plus $8.2 million of accrued and unpaid interest thereon in exchange for 21,964,815 and 1,194,489 shares of our common stock, respectively. The number of shares of common stock issued to Warburg Pincus and The Vertical Group in exchange for the demand notes and accrued and unpaid interest was determined by dividing the aggregate principal amount of demand notes contributed by each such noteholder plus accrued and unpaid interest thereon through July 3, 2005 by $14.00, which represented the per share initial public offering price. This calculation was intended to result in the issuance of a number of shares of our common stock approximately equal in value to the aggregate principal amount of demand notes and interest contributed.

Holders Agreement

We are a party to a holders agreement along with our principal stockholders, the Warburg Pincus Entities and the Vertical Fund, and certain of our directors and executive officers, including Dale A. Spencer, James M. Corbett, Stacy Enxing Seng and L. Cecily Hines. Pursuant to the terms of this agreement, we are required to nominate and use our best efforts to have elected to our board of directors:

•       two persons designated by the Warburg Pincus Entities and the Vertical Funds if the Warburg Pincus Entities, the Vertical Funds and their affiliates collectively beneficially own 20% or more of our common stock; or

•       one person designated by the Warburg Pincus Entities and the Vertical Funds if the Warburg Pincus Entities, the Vertical Funds and their affiliates collectively beneficially own at least 10% but less than 20% of our common stock.

Mr.  Emmitt and Ms. Weatherman are the initial designees under the holders agreement. The parties to the holders agreement also agreed to be subject to lock-up agreements in certain circumstances, including in connection with our initial public offering and up to two registration statements filed after our initial public offering.

Demand Notes

In order to fund our operations prior to our initial public offering, ev3 Endovascular entered into various subscription agreements with Warburg Pincus and The Vertical Group pursuant to which ev3 Endovascular sold to them demand notes. Interest on the demand notes was payable upon repayment of the principal. The demand notes had indefinite maturities and holders of the demand notes were entitled to repayment of the outstanding principal and accrued interest at any time upon written demand. As discussed in more detail above, in June 2005, Warburg Pincus and The Vertical Group contributed to us $316.0 million aggregate principal amount of the demand notes plus $8.2 million of accrued and unpaid interest thereon in exchange for 21,964,815 and 1,194,489 shares of our common stock, respectively. Immediately prior to the contribution of these demand notes to us in exchange for shares of our common stock, as described in “—Corporate Reorganization” above, the Warburg Pincus Entities and the Vertical Funds held $299.7 million and $16.3 million aggregate principal amount of these demand notes, respectively, which bore interest at an interest rate of 8% per annum. We used $36.5 million of the net proceeds of our initial public offering to repay a portion of the accrued and unpaid interest on the demand notes.

Registration Rights Agreement

On June 21, 2005, we entered into a registration rights agreement with certain of our stockholders, directors, officers and employees, including, among others, Warburg Pincus, The Vertical Group, Dale A. Spencer, James M. Corbett, Stacy Enxing Seng and L. Cecily Hines, who we refer to as the holders, with respect to shares of our common stock held by them. Pursuant to the registration rights agreement, we agreed to:

•       use our reasonable best efforts to effect up to two registered offerings of at least $10 million each upon the demand of the holders of not less than a majority of the shares of our common stock then held by the holders;

•       use our best efforts to effect up to three registrations of at least $1 million each on Form S-3, once we become eligible to use such form, if any holder so requests; and

•       maintain the effectiveness of each such registration statement for a period of 120 days or until the distribution of the registrable securities pursuant to the registration statement is complete.

Pursuant to the registration rights agreement, the holders also have incidental or “piggyback” registration rights with respect to any registrable shares, subject to certain volume and marketing restrictions imposed by the underwriters of the offering with respect to which the rights are exercised. We also agreed to use our best efforts to qualify for the use of Form S-3 for secondary sales. These rights were waived in connection with our initial public offering through December 13, 2005, subject to extension in certain circumstances. We agreed to bear the expenses, including the fees and disbursements of one legal counsel for the holders, in connection with the registration of the registrable securities, except for any underwriting commissions relating to the sale of the registrable securities.

Loans from Majority Stockholder to Executive Officers and Directors

Warburg Pincus, our majority stockholder, has entered into loan agreements with a number of our officers and directors, each as described below. These loans are full recourse. The purpose of these loans was to fund the purchase of equity interests in ev3 LLC or its predecessors and were not arranged by such entities.

James M. Corbett, our President and Chief Executive Officer and one of our directors, is a party to two loan agreements with Warburg Pincus, both of which accrue interest at the rate of 3.46% per annum and mature on September 30, 2006. As of March 16, 2006, the aggregate outstanding principal amount of, and accrued interest on, these loans was approximately $1,136,801.

Dale A. Spencer, one of our directors, is a party to nine loan agreements with Warburg Pincus, which accrue interest at rates per annum ranging from 3.46% to 6.10% and have maturities ranging from May 31, 2006 to February 20, 2008. Mr. Spencer sold 4,200 shares of our common stock in our initial public offering upon exercise by the underwriters of their over-allotment option and used the proceeds from the sale of those shares to repay a portion of his loans from Warburg Pincus. As of March 16, 2006, the aggregate outstanding principal amount of, and accrued interest on, these loans was approximately $3,672,853.

Stacy Enxing Seng, our President, Cardio Peripheral Division, is a party to four loan agreements with Warburg Pincus, which accrue interest at rates per annum ranging from 4.63% to 4.77% and have maturities ranging from May 31, 2005 to March 5, 2006. As of March 16, 2006, the aggregate outstanding principal amount of, and accrued interest on, these loans was approximately $308,571.

Participation in Initial Public Offering

Warburg Pincus and The Vertical Group purchased 3,196,750 and 168,250 shares of our common stock, respectively, in our initial public offering, at a per share purchase price of $14.00 per share, or an aggregate purchase price of $44,754,500 and $2,355,500, respectively. Dale A. Spencer, one of our directors, sold 4,200 shares of our common stock in our initial public offering upon exercise by the underwriters of the over-allotment option at a per share purchase price of $13.02 per share, or an aggregate purchase price of $54,684.

MTI Corporate Opportunity Agreement

We have entered into a corporate opportunity agreement with Warburg Pincus and The Vertical Group under which we have the first right to negotiate a financing of MTI to further fund MTI’s operations. Pursuant to the agreement, Warburg Pincus and The Vertical Group are obligated to give us notice in the event that MTI seeks financing from them and we will have the first right to negotiate to provide such financing. If we choose not to provide such financing or if MTI advises us that, based on a determination of a majority of its independent directors, it will not consider a financing from us, Warburg Pincus and The Vertical Group will have the right to provide such financing to MTI. Notwithstanding the foregoing, Warburg Pincus and The Vertical Group are permitted to provide short-term financing to MTI in order to meet its obligations under its existing financing commitment to MTI.

In addition, pursuant to the corporate opportunity agreement, if Warburg Pincus or The Vertical Group negotiates the terms of a proposed investment in MTI, we have a first right to pursue such investment on the same terms. If we choose not to purse such investment or if we fail to sign a definitive agreement with MTI within specified time periods, Warburg Pincus and The Vertical Group will have the right to pursue such investment on the same terms. Thereafter, if there is a material change in the proposed terms of the investment by Warburg Pincus or The Vertical Group, we will have the first opportunity to pursue an investment based upon the revised proposed terms.

Except with respect to the first right to negotiate or pursue a financing of MTI, pursuant to the corporate opportunity agreement we have acknowledged that Warburg Pincus and The Vertical Group may engage or invest in, independently or with others, any business activity or any type of transaction with MTI, and, pursuant to Section 122(17) of the Delaware General Corporation Law, we have renounced any interest or expectation therein.

The corporate opportunity agreement will terminate on the date on which Warburg Pincus and The Vertical Group collectively beneficially own less than 10% of our common stock. Any determinations made under the corporate opportunity agreement, including any decisions regarding any proposed financing or investment, will be approved by a majority of our disinterested directors.

MTI Funding Support Letter

MTI received a support letter from Warburg Pincus pursuant to which Warburg Pincus agreed to provide additional funding up to $5.0 million to MTI if needed to fund MTI’s operations. The Warburg Pincus commitment is effective through July 4, 2006 and will be reduced to the extent of proceeds, if any, that become available from a third party lender or any amounts raised in a third party financing.

Arrangements Regarding Board of Directors of MTI

Prior to the merger of Micro Investment, LLC, our wholly owned subsidiary, or MII, with and into MTI in January 2006, MII was a party to a securities purchase agreement with MTI which contained certain board of director and other provisions. Pursuant to this agreement, MTI was obligated to nominate and use its best efforts to cause to be elected and to remain as a director on its board of directors:

•       one person designated by MII, as long as MII owned at least 5%, but less than 10%, of the outstanding shares of common stock of MTI;

•       two persons designated by MII, as long as MII owned at least 10%, but less than 20%, of the outstanding shares of common stock of MTI;

•       three persons designated by MII, as long as MII owned at least 20%, but less than 30%, of the outstanding shares of common stock of MTI; and

•       four persons designated by MII, as long as MII owned at least 30% of the outstanding shares of common stock of MTI.

In addition, the securities purchase agreement provided that for so long as MII owned at least 10% of the outstanding shares of MTI’s common stock, at least one of the members of the MTI’s board of directors designated by MII would serve as a member of each committee of the board. MII’s designees to MTI’s board of directors were Dale A. Spencer, Richard B. Emmitt and Elizabeth H. Weatherman, each of whom is also one of our directors. In addition, James M. Corbett, our President and Chief Executive Officer who is one of our directors, has been chairman of MTI’s board of directors since January 2002 and was MTI’s acting President and Chief Executive Officer from April 2002 through October 2002.

Pursuant to the terms of the securities purchase agreement, we also had a right to participate in future sales by MTI of its equity securities based upon the percentage ownership in MTI at the time of the sale, except in certain limited circumstances. This subscription right would have terminated if MII’s ownership percentage in MTI fell below 10%.

James M. Corbett, Richard B. Emmitt, Dale A. Spencer and Elizabeth H. Weatherman, members of our board of directors, served on MTI’s board of directors through January 6, 2006. Currently, James M. Corbett and Patrick D. Spangler are directors of MTI.

Services Agreements with MTI

In April 2002, ev3 International, Inc., our wholly owned subsidiary, entered into a lease and support services agreement with MTI, under which MTI provided ev3 International with office space and certain facility related and administrative services in exchange for a fee. The fee was recalculated annually, based on the square footage used by ev3 International and MTI’s budgeted facility costs. MTI also charged ev3 International for the cost of one administrative employee. ev3 International paid MTI $84,444 under this agreement in 2005. This agreement was terminated effective January 6, 2006.

In September 2002, MTI entered into a master services agreement, effective as of October 1, 2002, with ev3 Endovascular under which it installed MTI’s primary information systems and rendered information technology support services. MTI paid ev3 Endovascular $403,716 in 2005 under this agreement. This agreement was terminated effective January 6, 2006.

In June 2003, MTI and ev3 Endovascular entered into a distribution support services agreement under which ev3 Endovascular performed inventory management and administrative services with respect to certain inventory of MTI’s products. Under the terms of the agreement, ev3 Endovascular charged MTI a fee based on a fixed percentage of gross end-physician sales realized by MTI from sales of such products in the United States. MTI paid ev3 Endovascular $717,128 in 2005 under this agreement. This agreement was terminated effective January 6, 2006.

Effective August 4, 2003, and subsequently amended on April 6, 2005, MTI and ev3 International entered into an amended and restated sales representative agreement, which replaced a prior agreement. Under this agreement, ev3 International promoted, marketed and obtained orders for certain MTI’s products in certain locations and managed their distribution in others. Under the terms of the agreement, as consideration for ev3 International’s services, MTI paid a fee based on a fixed percentage of the revenues MTI realizes from sales of products in territories in which ev3 International maintains sales representatives, and a fee based on a fixed percentage of revenues received from sales to third party distributors with respect to whom ev3 International performs distributor management services. MTI paid ev3 International $8.7 million in 2005 under this agreement. This agreement was terminated effective January 6, 2006.

Distribution Agreements with MTI

In April 2003, MTI and ev3 Endovascular entered into a distribution agreement, which replaced a prior agreement. Under the terms of the agreement, ev3 Endovascular purchased products, including peripheral vascular devices and related radiological devices, from MTI at a fixed percentage of the actual sales prices, subject to a set minimum, realized by ev3 Endovascular from end-user physician customers. MTI’s collection of payment from ev3 Endovascular for such purchases was fixed by the terms of the agreement, and was not contingent upon ev3 Endovascular’s collections from its physician customers. Based upon the difference between the actual sales prices paid by end-user physician customers and the amounts paid by ev3 Endovascular to MTI for these products, ev3 Endovascular earned $1.1 million in 2005 under this agreement. This agreement was terminated effective January 6, 2006.

In June 2003, MTI entered into a distribution agreement with ev3 Canada, Inc., a wholly owned subsidiary of ours. Under the terms of the agreement, ev3 Canada purchased peripheral vascular and neurovascular products from MTI at a fixed percentage of the actual sales prices, subject to a set minimum, realized by ev3 Canada from end-user physician customers. Based upon the difference between the actual sales prices paid by end-user physician customers and the amounts paid by ev3 Canada to MTI for these products, ev3 Canada earned $486,034 in 2005 under this agreement. This agreement was terminated effective January 6, 2006.

In June 2003, MTI entered into a distribution agreement with ev3 K.K. (Japan), a wholly owned subsidiary of ours. The agreement has an initial term of three years and will renew automatically, unless otherwise terminated, for a subsequent one-year period. The agreement may be terminated by MTI if the subsidiary fails to meet certain minimum sales requirements. Under the terms of the agreement, ev3 K.K. (Japan) purchases peripheral vascular and neurovascular products from MTI at a fixed percentage of the actual sales prices, subject to a set minimum, realized by ev3 K.K. (Japan) from end-user physician customers. Based upon the difference between the actual sales prices paid by end-user physician customers and the amounts paid by ev3 K.K. (Japan) for these products, ev3 K.K. (Japan) earned $716,903 in 2005 under this agreement.

Director and Executive Officer Compensation

Please see “Proposal One—Election of Directors—Director Compensation” and “Executive Compensation and Other Benefits” for information regarding the compensation of our directors and executive officers and for information regarding employment, consulting, change in control, indemnification and other agreements we have entered into with our directors and executive officers.

PROPOSAL TWO—APPROVAL OF ev3 INC. AMENDED AND RESTATED
2005 INCENTIVE STOCK PLAN

Background

Our board of directors, upon recommendation of the compensation committee and subject to approval by our stockholders, approved an amendment to the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan to increase the number of shares of our common stock authorized for issuance under the plan by 4,000,000 shares, to a total of 6,000,000 authorized shares. Our stockholders are being asked to approve the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan incorporating this amendment and all previous amendments to the plan at the Annual Meeting. We refer to the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan as the “2005 plan” in this proxy statement.

The amendment to increase the number of shares of our common stock authorized for issuance under the 2005 plan by 4,000,000 shares is intended to ensure that sufficient shares of our common stock will be available for us to continue to grant stock options, stock grants and other incentive awards to key employees and independent contractors. As of March 16, 2005, 120,990 shares remained available for issuance under the 2005 plan. In addition, as described in more detail below, options to purchase an aggregate of 886,000 shares of our common stock have been granted as of the date of this proxy statement, subject to the approval by our stockholders of this proposal.

Providing stock option grants, stock grants and other incentive awards under the 2005 plan is an important element in the overall success of our company. In general, our board of directors believes that equity-based incentives align the interests of our management and employees with those of our stockholders. In addition, providing stock option grants, stock grants and other incentive awards under the 2005 plan is an important strategy for attracting and retaining the type of high-quality executives, employees and advisors our board of directors believes necessary for us to achieve our goals. Given the intense competition for such personnel, our board of directors believes that its ability to offer competitive compensation packages, including those with equity-based incentive components, is particularly important in attracting and retaining qualified candidates.

The purpose of submitting the 2005 plan to the vote of our stockholders is to satisfy one of the requirements under Section 162(m) of the Internal Revenue Code of 1986, as amended, regarding the deductibility of executive compensation for certain future awards granted under the 2005 plan. See “—Federal Income Tax Consequences” below.

Summary of the 2005 Plan

A general description of the material features of the 2005 plan is outlined below. Unless otherwise indicated, the following summary of the principal provisions of the 2005 plan assumes the approval of the proposed amendment to the 2005 plan. This summary is qualified in its entirety by reference to the actual text of the 2005 plan, a copy of which may be obtained from us upon written request.

Purpose.   The primary purpose of the 2005 plan is to (a) attract and retain eligible employees, non-employee directors and consultants, (b) provide an incentive to eligible employees, non-employee directors and consultants to work to increase the value of the common stock of our company and (c) provide eligible employees, non-employee directors and consultants with a stake in the future of our company that corresponds with the stake of our stockholders.

Eligibility.   Employees and consultants of our company, our subsidiaries and affiliates, and our non-employee directors are eligible to receive stock-based incentive awards under the 2005 plan. A non-employee director is any member of our board of directors who is not an employee of us or a parent, subsidiary or affiliate of us. As of the date of this proxy statement, approximately 950 individuals were eligible to receive stock-based incentive awards under the 2005 plan. Although not necessarily indicative of future grants under the 2005 plan, approximately 210 of the 950 eligible recipients have been granted stock options or restricted stock awards under the 2005 plan.

Administration.   The 2005 plan is administered by the board of directors and the compensation committee of our board of directors. The board of directors grants all stock options and other incentive awards under the 2005 plan to our executive officers and directors. A non-employee director subcommittee of the compensation committee grants all other stock options and other incentive awards under the 2005 plan. The term “committee” as used in this description of the 2005 plan refers to either the board of directors, the compensation committee or the non-employee director subcommittee of the compensation committee administering the 2005 plan. Under the 2005 plan, the committee has the authority to administer and interpret the 2005 plan and to take such action in the administration and operation of the 2005 plan as the committee deems equitable under the circumstances, which will be binding on our company and on each affected eligible employee, non-employee director or consultant. The committee has the authority and discretion to establish the terms, conditions, performance criteria, restrictions and other provisions of awards (subject to the restrictions contained in the 2005 plan) granted under the 2005 plan. The committee may not reduce the exercise price of an option after it is granted, whether through amendment, cancellation, replacement or grant or otherwise, without obtaining stockholder approval.

Shares Available for Issuance.   The number of shares of our common stock authorized for issuance under the 2005 plan will be 6,000,000 if this proposal to amend the 2005 plan is approved by our stockholders. As described in more detail below, options to purchase an aggregate of 886,000 shares of our common stock have been granted as of the date of this proxy statement, subject to the approval by our stockholders of this proposal. Shares issued pursuant to the exercise of stock options, stock appreciation rights or stock grants reduce the number of shares of common stock available for issuance under the 2005 plan. Any shares of common stock that are forfeited after being granted will again be available for issuance under the 2005 plan. Likewise, any shares of common stock used to pay the exercise price of an option or used to satisfy any purchase price required to be paid in connection with a stock grant will again be available for issuance under the 2005 plan.

Grant Limits.   No eligible employee, non-employee director or consultant may, in any calendar year, be granted options to purchase more than 300,000 shares of our common stock or stock appreciation rights that are based on the appreciation of more than 300,000 shares of common stock. In addition, no stock grants or stock unit grants may be made where the fair market value of the common stock subject to such grants as of the date of grant exceeds $10,000,000. No more than 500,000 shares of common stock will be issued pursuant to stock grants under the 2005 plan.

Adjustments.   The number, kind or class of shares of common stock reserved for issuance under the 2005 plan, the annual grant limits, the number, kind or class of shares of common stock underlying the options or stock appreciation rights granted under the 2005 plan, and the option price of such options and the stock appreciation rights value, as well as the number, kind or class of shares of common stock subject to stock grants or stock unit grants under the 2005 plan, will be adjusted by the committee in an equitable manner to reflect any equity restructuring or change in our capitalization or any corporate transaction described in Section 424(a) of the Internal Revenue Code that does not constitute a change in control of our company. In the event of any corporate transaction described in Section 424(a) of the Internal Revenue Code that does not constitute a change in control of our company, the committee will have the right to make stock grants and option and stock appreciation right grants to complete the assumption of, or the substitution for, stock grants, stock unit grants, and option and stock appreciation right grants previously made by any other corporation to the extent that such substitution or assumption is required. Furthermore, if the committee makes any such grants in accordance with a required substitution of assumption, the committee will have the right to increase the number of shares of common stock available for issuance under the 2005 plan by the number of shares of common stock subject to such grant.

Options.   Under the 2005 plan, the non-incentive stock options may be granted to eligible employees, non-employee directors and consultants. Incentive stock options, however, which are intended to qualify for special tax treatment under Section 422 of the Internal Revenue Code, may only be granted to eligible employees of our company or a subsidiary or parent of our company, as those terms are defined in Sections 424(e) and 424(f) of the Internal Revenue Code, respectively. The terms and conditions of each option will be determined by the committee, but no option will be granted at an exercise price that is less than the fair market value of our common stock as determined on the grant date in accordance with the terms of the 2005 plan. In addition, if the option is an incentive stock option that is granted to a ten percent stockholder of our company or any parent or subsidiary of our company, the exercise price may be no less than 110% of the fair market value of the shares of common stock underlying the option on the grant date. Moreover, no eligible employee may be granted incentive stock options that are first exercisable in any calendar year for shares of our common stock having an aggregate fair market value (determined as of the date that the incentive stock option was granted) that exceeds $100,000. “Fair market value” under the 2005 plan means the closing sales price of our common stock as reported by The Wall Street Journal as of a specified date. As of March 28, 2006, the fair market value of a share of our common stock was $17.39.

Each option granted under the 2005 plan will be exercisable as provided in the grantee’s option certificate. However, if the only condition to the exercise of an option is the completion of a period of service, such period of service will not be less than one year, starting on the date the option is granted, unless the committee determines that a shorter period of service (or no period of service) better serves our interest. No option may be exercisable more than ten years from the grant date (or, if the option is an incentive stock option granted to a ten percent stockholder of our company and our affiliates, more than five years from the grant date). Any events that result in a forfeiture of the grant will be set forth in the grantee’s option certificate. The 2005 plan provides that the committee may permit exercise of an option by a variety of methods, including the payment in cash or shares of common stock or a combination of cash or shares of common stock, or a same day sale through a brokerage firm.

Stock Appreciation Rights.   Stock appreciation rights entitle the holder to receive the appreciation in the fair market value of one share of common stock as of the date such right is exercised over the baseline price specified in the option or stock appreciation rights certificate (which baseline price is referred to as the “stock appreciation right value”) multiplied by the number of shares of our common stock for which the stock appreciation rights are exercised. The “stock appreciation rights value” for stock appreciation rights must equal or exceed the fair market value of a share of our common stock as determined on the grant date in accordance with the terms of the 2005 plan. Under the 2005 plan, stock appreciation rights may be granted either as part of an option or as stand-alone stock appreciation rights. If a stock appreciation right is granted together with an option, then the exercise of the stock appreciation rights will cancel the right to exercise the related option. Likewise, the exercise of the option will cancel the right to exercise the related stock appreciation rights. Stock appreciation rights granted as a part of an option will be exercisable only while the related option is exercisable. Stand-alone stock appreciation rights will be exercisable as provided in the stock appreciation rights certificate. The committee in its discretion may require completion of a period of service as an eligible employee, non-employee director or consultant before a stock appreciation right may be exercised, but if the only condition to the exercise of a stock appreciation right is the completion of a period of service, such period of service will not be less than one year, starting on the date the stock appreciation right is granted, unless the committee determines that a shorter period of service (or no period of service) better serves our interest.

Stock Grants.   Stock grants are grants that are designed to result in the issuance of common stock to the eligible employee, non-employee director or consultant to whom the grants are made, and stock grants may be made by the committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The committee, in its discretion, may provide that the rights of an eligible employee, non-employee director or consultant in a stock grant will be forfeitable unless certain conditions are satisfied. These conditions may include, for example, a requirement that the eligible employee continue employment or the non-employee director or consultant continue service with our company or a parent, subsidiary or affiliate of our company for a specified period or that our company or the eligible employee achieve stated performance or other objectives. If the only condition to the forfeiture of a stock grant is the completion of a period of service, such period of service will not be less than three years, starting on the date the stock grant is made, unless the committee determines that a shorter period of service (or no period of service) better serves our interest. Except as otherwise set forth in the stock grant certificate, if a cash dividend is paid on common stock subject to a stock grant while such stock grant remains subject to forfeiture conditions, then the cash dividend will be paid in cash directly to the eligible employee, non-employee director or consultant. If a stock dividend is paid on common stock subject to a stock grant while such common stock remains subject to forfeiture conditions, then the stock dividend will be held by us subject to the same conditions or restrictions as the related stock grant. Except as otherwise set forth in the stock grant certificate, an eligible employee, non-employee director or consultant will have the right to vote common stock issued under a stock grant while such common stock remains subject to forfeiture conditions.

Stock Unit Grants.   Stock unit grants are awards designed to result in cash payments to the eligible employees, non-employee directors and consultants to whom such grants are made based on the fair market value of the common stock underlying the grant, and stock unit grants may be made by the committee subject to such terms and conditions, if any, as the committee acting in its absolute discretion deems appropriate. The terms and conditions for a stock unit grant will be set forth in the certificate evidencing the grant and may include, for example, a requirement that the eligible employee continue employment or the non-employee director or consultant continue service with our company or a parent, subsidiary of us for a specified period of time or that we or the eligible employee achieve stated performance goals or other objectives. If the only condition to the forfeiture of a stock unit grant is the completion of a period of service, such period of service will not be less than three years, starting on the date the stock unit grant is made, unless the committee determines that a shorter period of service (or no period of service) better serves our interest.

Transferability.   All awards granted under the 2005 plan are non-transferable, except for certain transfers as described below and transfers by an eligible employee, non-employee director or consultant pursuant to a will or under the laws of descent and distribution. Awards granted under the 2005 plan may be transferred by an eligible employee, non-employee director or consultant to family members (as defined for purposes of Form S-8 under the Securities Act of 1933, as amended) of such eligible employee, non-employee director or consultant to a trust exclusively for the benefit of one or more of the family members of such eligible employee, non-employee director or consultant; however, such transfer must be made as a gift without consideration and comply with applicable securities laws. An award exercisable during the lifetime of an eligible employee, non-employee director or consultant may be exercised only by the eligible employee, non-employee director or consultant.

Change in Control.   If there is a change in control of our company, then, generally, all conditions to the exercise of all outstanding options and stock appreciation rights and all issuance or forfeiture conditions on all outstanding stock grants and stock unit grants will be deemed satisfied; provided if any such issuance or forfeiture condition relates to satisfying any performance goal and there is a target for the goal, the issuance or forfeiture condition will be deemed satisfied generally only to the extent of the stated target. Our board of directors will have the right, to the extent required as a part of the change in control transaction, to cancel all outstanding awards after giving eligible employees, non-employee directors and consultants a reasonable period of time to exercise their outstanding options and stock appreciation rights or to take such other action as is necessary to receive common stock subject to stock grants and the cash payable under any stock unit grants.

A change in control means, generally, (a) the acquisition by any person, entity or group (excluding, for this purpose, our company or our subsidiaries, any employee benefit plan of ours or our subsidiaries which acquires beneficial ownership of voting securities of us, any qualified institutional investor who meets the requirements of Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934, as amended, Warburg Pincus LLC and its affiliates, and The Vertical Group, L.P. and its affiliates) of 20% or more of the outstanding shares of common stock or the combined voting power of our then outstanding capital stock, (b) the current members of our board of directors, or their approved successors, cease to constitute a majority of the board of directors, (c) the approval by stockholders of a reorganization, merger or consolidation with respect to which persons who were stockholders of our company immediately prior to the reorganization, merger or consolidation do not own more than 50% of the combined voting power of the resulting reorganized, merged or consolidated corporation’s outstanding voting securities or (d) the approval by stockholders of the sale of all or substantially all of our assets or a dissolution or liquidation of our company.

Term; Amendment and Termination.   No award may be granted or made under the 2005 plan on or after the earlier of (a) June 6, 2015, which is the tenth anniversary of the effective date of the 2005 plan, or (b) the date on which all common stock reserved under the 2005 plan has been issued or is no longer available for use under the 2005 plan (on which date the 2005 plan will automatically terminate). Our board of directors may amend the 2005 plan as it deems necessary or appropriate. No amendment may be made on or after the effective date of a change in control of our company to the section of the 2005 plan governing a change in control that might adversely affect any rights that otherwise would vest upon a change in control. Our board of directors may suspend the granting of awards at any time and may terminate the 2005 plan at any time, however, it may not unilaterally modify, amend or cancel any award previously made without the consent of the holder of such award unless there is a dissolution or liquidation of our company or a corporate transaction or change in control as prescribed in the 2005 plan. The 2005 plan will be not be amended without the approval of our stockholders, to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of our common stock are then listed. No award may be granted after the 2005 plan is terminated, however, awards outstanding upon termination of the 2005 plan, may continue to be exercised or become free of restrictions according to their terms.

Federal Income Tax Consequences

The following description of federal income tax consequences is based on current statutes, regulations and interpretations. The description does not include foreign, state or local income tax consequences. In addition, the description is not intended to address specific tax consequences applicable to directors, executive officers or greater than 10% stockholders of our company or to any individual participant who receives an incentive award under the 2005 plan.

Incentive Stock Options.   In general, an eligible employee will not recognize federal taxable income upon the grant or the exercise of an incentive stock option, and we will not be entitled to an income tax deduction upon the grant or the exercise of an incentive stock option. For purposes of the alternative minimum tax, however, the eligible employee will be required to treat an amount equal to the difference between the fair market value of the common stock on the date of exercise over the exercise price as an item of adjustment in computing the eligible employee’s alternative minimum taxable income. If the eligible employee does not dispose of the common stock received pursuant to the exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, a subsequent disposition of the common stock generally will result in long-term capital gain or loss to such individual with respect to the difference between the amount realized on the disposition and the exercise price of the option. We will not be entitled to any income tax deduction as a result of such disposition.

If the eligible employee disposes of the common stock acquired upon exercise of the incentive stock option within two years after the date of the grant of the incentive stock option or within one year after the date of exercise of the incentive stock options, then in the year of such disposition, the eligible employee generally will recognize ordinary income, and we will be entitled to an income tax deduction (provided we satisfy applicable federal income tax reporting requirements), in an amount equal to the lesser of: (a) the excess of the fair market value of the common stock on the date of exercise over the exercise price, or (b) the amount realized upon disposition over the exercise price. Any gain in excess of such amount recognized by the eligible employee as ordinary income will be taxed to the eligible employee as short-term or long-term capital gain (depending on the period of time the eligible employee held the common stock).

Non-Incentive Stock Options.   An eligible employee, non-employee director or consultant will not recognize any federal taxable income upon the grant of a non-incentive stock option, and we will not be entitled to an income tax deduction at the time of such grant. Upon the exercise of a non-incentive stock option, the eligible employee, non-employee director or consultant generally will recognize ordinary income and we will be entitled to take an income tax deduction (provided we satisfy applicable federal income tax reporting requirements) in an amount equal to the excess of the fair market value of the common stock on the date of exercise over the exercise price. Upon a subsequent sale of the common stock by the eligible employee, non-employee director or consultant, he or she will recognize short-term or long-term capital gain or loss (depending on the period of time the eligible employee held the common stock).

Stock Appreciation Rights.   An eligible employee, non-employee director or consultant will recognize ordinary income for federal income tax purposes upon the exercise of a stock appreciation right under the 2005 plan for cash, common stock or a combination of cash and common stock, and the amount of income that the eligible employee, non-employee director or consultant will recognize will depend on the amount of cash, if any, and the fair market value of the common stock, if any, that he or she receives as a result of such exercise. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income (provided we satisfy applicable federal income tax reporting requirements).

Stock Grants.   An eligible employee, non-employee director or consultant is not subject to any federal income tax when a stock grant is made, nor are we entitled to an income tax deduction at such time, unless the restrictions on the common stock do not present a “substantial risk of forfeiture” or the stock is “transferable,” each within the meaning of Section 83 of the Internal Revenue Code. Common stock that is subject to a substantial risk of forfeiture within the meaning of Section 83 of the Internal Revenue Code is transferable within the meaning of that section if the transferee would not be subject to such risk of forfeiture after such transfer. In the year that the stock grant is either no longer subject to a substantial risk of forfeiture or is transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the excess, if any, of the fair market value of the shares of common stock transferred to the eligible employee, non-employee director or consultant, generally determined on the date the stock grant is no longer subject to a substantial risk of forfeiture, or is transferable, whichever comes first, over the amount, if any, paid for such shares.

Stock Unit Grants.   An eligible employee, non-employee director or consultant is not subject to any federal income tax upon the grant of a stock unit grant, nor does a stock unit grant result in an income tax deduction for us. In the year that the stock unit grant is redeemed for cash or transferable, the eligible employee, non-employee director or consultant will recognize ordinary income in an amount equal to the amount of the payment made under the stock unit grant or received in the transfer. Guidance from the Internal Revenue Service provides that stock unit grants will be subject to the new rules for taxing deferred compensation. If the stock unit grant fails to satisfy the requirements under the new rules for taxing deferred compensation, the eligible employee, non-employee director or consultant will be subject to tax immediately (or when vested, if later) at his or her standard rate plus an additional tax of 20%. If the stock unit grant is forfeited, the eligible employee, non-employee director or consultant will recognize no gain. We generally will be entitled to a federal income tax deduction in an amount equal to the ordinary income recognized by the eligible employee, non-employee director or consultant in the same taxable year in which the eligible employee, non-employee director or consultant recognizes such income (provided we satisfy applicable federal income tax reporting requirements).

Excess Tax on Parachute Payments.   Parachute payments are payments to employees or independent contractors who are also officers, stockholders or highly compensated individuals that are contingent upon a change in ownership or control. In certain circumstances the grant, vesting, acceleration or exercise of options or other incentive awards could be treated as contingent on a change in ownership or control for purposes of determining the amount of a parachute payment. In general, the amount of a parachute payment would be the cash or the fair market value of the property received (or to be received) less the amount paid for such property. All or a portion of that parachute payment may be considered an excess parachute payment. If an individual were found to have received an excess parachute payment, he or she would be subject to a special 20% excise tax on the amount of the excess parachute payments, and we would not be allowed to claim any deduction with respect to such payments.

Section 162(m).   Section 162(m) of the Internal Revenue Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our five most highly compensated officers in any year. Under IRS regulations, compensation received through the exercise of an option or stock appreciation right will not be subject to the $1,000,000 limit if the option or stock appreciation right and the plan pursuant to which it is granted meet certain requirements. One requirement is stockholder approval of the material terms of the plan under which the options or stock appreciation rights are granted, including a per-employee limit on the number of shares as to which options and stock appreciation rights may be granted during a period of time. Approval of this Proposal Two will constitute approval of the material terms of the  2005 plan. Other requirements are that the option or stock appreciation right be granted by a committee of at least two outside directors and that the exercise price of the option or stock appreciation right be not less than fair market value of our common stock on the date of grant. Accordingly, if these other requirements are met and if this Proposal Two is approved by our stockholders, we believe compensation received on exercise of future options and stock appreciation rights granted under the 2005 plan in compliance with all of the above requirements will be exempt from the $1,000,000 deduction limit.

Incentive Awards Granted Under the 2005 Plan

Options to purchase an aggregate of 886,000 shares of our common stock have been granted as of the date of this proxy statement, subject to the approval by our stockholders of this proposal. The following table discloses the benefits or amounts that will be received by or allocated to each of the following under the 2005 plan if this proposal is approved by our stockholders:

ev3 Inc. Amended and Restated 2005 Plan

Name and Position	Number of Shares Underlying Options
James M. Corbett	200,000
President and Chief Executive Officer
Pascal E.R. Girin	25,000
President, International
Thomas C. Wilder III	50,000
Former President, Neurovascular Division
Stacy Enxing Seng	20,000
President, Cardio Peripheral Division
L. Cecily Hines	20,000
Vice President, Secretary and Chief Legal Counsel
Executive Group	525,000
Non-Executive Director Group	0
Non-Executive Officer Employee Group	361,000

Except as set forth above, no information can be provided with respect to the number or types of awards that may be granted to particular eligible recipients or groups of recipients in the future under the 2005 plan. Such awards are within the discretion of the board of directors and a non-employee director subcommittee of the compensation committee of the board of directors, and neither the board of directors nor such committee has determined any other future awards or who might receive them. It has been the practice of the board of directors and the non-employee director subcommittee, however, to grant new outside directors and certain new employees stock options and to grant current outside directors and certain employees stock options on an annual basis.

As of the date of this proxy statement, we had granted options and other incentive awards under the 2005 plan as follows, including the stock options granted, subject to the approval by our stockholders of this proposal:

Name and Position	Number of Shares Underlying Options	Number of Restricted Shares/Units
James M. Corbett	500,000	100,000
President and Chief Executive Officer
Pascal E.R. Girin	113,000	5,000
President, International
Thomas C. Wilder III	50,000	0
Former President, Neurovascular Division
Stcy Enxing Seng	119,072	35,000
President, Cardio Peripheral Division
L. Cecily Hines	72,978	20,000
Vice President, Secretary and Chief Legal Counsel
Executive Group	1,240,290	190,000
Non-Executive Director Group	186,666	0
Non-Executive Officer Employee Group	1,213,296	0

Board of Directors Recommendation

Our board of directors unanimously recommends that the stockholders vote FOR approval of the ev3 Inc. Amended and Restated 2005 Incentive Stock Plan.

PROPOSAL THREE—APPROVAL OF ev3 INC. EMPLOYEE STOCK PURCHASE PLAN

Background

Our board of directors, upon recommendation of the compensation committee and subject to approval by our stockholders, adopted the ev3 Inc. Employee Stock Purchase Plan, or ESPP. Our board of directors believes the ESPP will advance the interest of our company and our stockholders by allowing our employees to purchase shares of our common stock on favorable terms through payroll deductions and aligning the interests of our employees with those of our stockholders. Our stockholders are being asked to approve the ESPP at the Annual Meeting.

Summary of the ESPP

The major features of the ESPP are summarized below, which summary is qualified in its entirety by reference to the actual text of the ESPP, a copy of which may be obtained from us upon written request.

Purpose.   The purpose of the ESPP is to advance the interests of our company and our stockholders by allowing our employees to purchase shares of our common stock on favorable terms through payroll deductions.

Authorized Shares.   The maximum number of shares of our common stock available for issuance under the ESPP is 750,000 shares (subject to appropriate adjustment in the event of any common stock dividend, stock split, recapitalization, merger, consolidation, combination or exchange or other similar change in our corporate or capital structure). If the total number of shares that would otherwise be issuable to participants at the end of any quarterly offering period exceeds the number of shares then remaining available under the ESPP (after deduction of all shares previously purchased under the ESPP), the remaining shares will be allocated among participants on a pro rata basis.

Administration.   The compensation committee of our board of directors will administer the ESPP. Members of compensation committee are appointed from time to time by the board of directors, serve at the pleasure of the board of directors, and may resign at any time upon written notice to the board of directors. The compensation committee has the authority to make, administer and interpret such rules and regulations as it deems necessary to administer the ESPP.

Participation.   Any employee (including any executive officer) of our company or any participating subsidiary, other than an employee whose customary employment with our company or any participating subsidiary is for 20 hours or less per week, who has been continuously employed by us or a subsidiary prior to the beginning of an offering period will be eligible to participate in that offering period.

An eligible employee may participate in the ESPP by completing an enrollment form and authorizing payroll deductions not later than the 15th day of the month immediately preceding the beginning of the next offering period in which the employee wishes to participate. Payroll deductions for the participant will begin with the first payroll following the beginning of the applicable offering period and will continue until the employee withdraws from, or ceases to be eligible for, the ESPP or until the termination of the ESPP. An otherwise eligible employee will not be entitled to participate in the ESPP if further participation would cause the employee to own shares of common stock and/or hold outstanding options to purchase an aggregate of more than 5% of our outstanding shares of common stock. Approximately 890 employees are currently eligible to participate in the ESPP. Since participation is at the discretion of the participant, no information can be provided with respect to the number or allocation of the purchases of our common stock in the future under our ESPP.

Offering Periods.   The ESPP provides for six-month offering periods beginning on January 1 and July 1 of each year; provided, however, that the compensation committee of the board of directors may decide in its sole discretion when to commence the first offering period so long as such offering period is commenced within 12 months of the date the ESPP was first approved by the board of directors. At the beginning of each offering period, each eligible participating employee, or “participant” is granted, by operation of the ESPP, options to purchase as many shares of our common stock as can be purchased with payroll deductions authorized by the participant and credited to the participant’s account during the offering period.

Payroll Deductions.   By completing and filing a participation form, a participant elects to have payroll deductions made from the participant’s total cash compensation on each payday at a rate equal to any whole percentage from 1% to 10% (or such other minimum or maximum percentages as the compensation committee may from time to time establish) of the participant’s total cash compensation. Participants are not entitled to change the rate of their payroll deductions during an offering period. A participant may increase or decrease the rate of payroll deductions for subsequent offering periods by filing an amended enrollment form no later than the 15th day of the month preceding the offering period for which the change is to become effective. A participant may discontinue participation in the ESPP at any time as described below.

The funds accumulated through a participant’s payroll deductions under the ESPP are credited to an account established under the ESPP for the participant. These funds are held by us as part of our general assets, usable for any corporate purpose, and we are not obligated to keep these funds separate from our other corporate funds. Participants will not receive any interest on the funds accumulated in their accounts from payroll deductions and may not make any separate cash payments or contributions to their accounts.

Purchase of Shares.   At the beginning of each offering period, each participant is granted, by operation of the ESPP, an option to purchase as many shares of our common stock as may be purchased with the payroll deductions credited to his or her account during the offering period plus the balance (if any) carried forward from the preceding offering period. Unless a participant withdraws from the ESPP as described below, the participant’s option under the ESPP will be exercised automatically at the end of the offering period to purchase the number of shares of common stock that the accumulated payroll deductions in the participant’s account will purchase at the applicable price. The number of shares of common stock that may be purchased under the ESPP, however, will be limited as follows: (i) no participant may purchase more than 2,500 shares of common stock under the ESPP in any offering period; and (ii) no participant may be granted an option under the ESPP that permits the participant to purchase common stock under the ESPP (and any other “employee stock purchase plans” of ours) at a rate that exceeds $25,000 of fair market value of shares of our common stock (determined at the time the ESPP option is granted) for each calendar year.

The purchase price of the shares will be 85% of the lower of the fair market value of our common stock at the beginning of the offering period and at end of the offering period, which corresponds to the maximum discount rate permitted for plans of this type under Section 423 of the Internal Revenue Code. For this purpose, the fair market value of the common stock will be the closing sale price as of such date at the end of the regular trading session, as reported on the NASDAQ National Market or on any national exchange (or, if no shares were traded on such date as of the next preceding date on which there was such a trade). On March 28, 2006, the closing sales price of our common stock on the NASDAQ National Market was $17.39 per share.

Shares purchased in an offering period will be issued as soon as practicable after the end of the offering period. The compensation committee may determine, in its sole discretion, the manner of delivery of shares of our common stock purchased under the ESPP. No participant will have any interest in any shares of common stock subject to an option under the ESPP until the ESPP option has been exercised.

Non-Transferability of Plan Options.   Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option under the ESPP or to receive shares of common stock under the ESPP may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or by designation of a beneficiary as provided in the ESPP). Any attempt at assignment, transfer, pledge or other disposition will have no effect, except that we may treat such act as an election to withdraw from the ESPP, in which case the provisions described below will apply.

Withdrawal and Termination of Employment.   A participant may terminate participation in the ESPP and withdraw all, but not less than all, of the payroll deductions credited to the participant’s account under the ESPP prior to the end of any offering period by giving written notice to us no later than the 15th day of the last month of the offering period. The notice must state the participant’s desire to terminate involvement in the ESPP, specify a termination date and request the withdrawal of all of the participant’s payroll deductions held under the ESPP. All of the payroll deductions credited to the participant’s account will be paid to the participant as soon as practicable after the termination date specified in the notice (or, if no date is specified, as soon as practicable after receipt of the notice of termination and withdrawal), the ESPP option for the offering period will automatically be canceled, and no further payroll deductions will be made during the offering period or for any subsequent offering period unless a new enrollment form is filed. A participant’s withdrawal from an offering period will not have any effect upon the participant’s eligibility to participate in a succeeding offering period or in any similar plan that we may adopt.

Following the termination of a participant’s employment for any reason, including retirement, death or disability, the payroll deductions credited to the participant’s account will be returned to the participant (or, in the case of the participant’s death, to the representative of the participant’s estate) and the participant’s ESPP option will automatically be canceled. A transfer of employment between our company and a subsidiary or between subsidiaries and absences or leaves approved by us are not considered termination of employment under the ESPP.

Federal Income Tax Consequences

The following general description of federal income tax consequences is based upon current statutes, regulations and interpretations. This description does not include foreign, state or local income tax consequences. This description is not intended to address specific tax consequences applicable to an individual participant who receives an ESPP option and does not address special rules that may be applicable to directors, officers and greater-than-10% stockholders of our company.

The ESPP is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended. If the ESPP so qualifies, the amount withheld from a participant’s compensation under the ESPP will constitute ordinary income for federal income tax purposes in the year in which such amounts would otherwise have been paid to the participant. However, a participant will generally not recognize any income for federal income tax purposes either on the grant of an ESPP option or upon the issuance of any shares of common stock under the ESPP.

The federal income tax consequences of disposing of shares of common stock acquired under the ESPP depend upon how long a participant holds the shares. If a participant disposes of shares acquired under the ESPP (other than a transfer by reason of death) within a period of two years from the beginning of the offering period in which the shares were acquired, an amount equal to the difference between the purchase price and the fair market value of the shares on the last day of the offering period will be treated as ordinary income for federal income tax purposes in the taxable year in which the disposition takes place. Such amount may be subject to wage withholding. The difference between the amount realized upon such disposition of the shares and their fair market value on the last day of the offering period will constitute capital gain or loss. Whether the gain (or loss) constitutes long-term or short-term capital gain (or loss) will depend upon the length of time the participant held the stock prior to its disposition. Participants should consult their tax advisors to determine whether any specific gain (or loss) constitutes long-term or short-term capital gain (or loss).

If a participant disposes of any shares acquired under the ESPP more than two years after the beginning of the offering period in which the shares were acquired (or if no disposition has occurred by the time of participant’s death) an amount equal to the lesser of (a) the excess of the fair market value of the shares at the time of disposition (or death) over the purchase price, or (b) the fair market value of the shares at the beginning of the offering period in which the shares were acquired over the purchase price will be recognized as ordinary income and may be subject to wage withholding. With respect to a disposition of such shares, any remaining gain on such disposition will be taxed as long-term capital gain.

No income tax deduction ordinarily is allowed to us with respect to the grant of any ESPP option, the issuance of any shares of common stock under the ESPP or the disposition of any shares acquired under the ESPP and held for two years. However, if a participant disposes of shares purchased under the ESPP within two years after the beginning of the offering period in which the shares were acquired, we will receive an income tax deduction in the year of such disposition in an amount equal to the amount constituting ordinary income to the participant, provided that we comply with the applicable wage withholding requirements.

Board of Directors Recommendation

Our board of directors unanimously recommends that our stockholders vote FOR approval of the ev3 Inc. Employee Stock Purchase Plan.

PROPOSAL FOUR—RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Selection of Independent Registered Public Accounting Firm

The audit committee of our board of directors has selected PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2006. Although it is not required to do so, our board of directors is asking our stockholders to ratify the audit committee’s selection of PricewaterhouseCoopers LLP. If our stockholders do not ratify the selection of PricewaterhouseCoopers LLP, another independent registered public accounting firm will be considered by the audit committee of our board of directors. Even if the selection is ratified by our stockholders, the audit committee may in its discretion change the appointment at any time during the year, if it determines that such a change would be in the best interests of our company and its stockholders.

Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to respond to appropriate questions. They will also have the opportunity to make a statement if they wish to do so.

Audit, Audit-Related, Tax and Other Fees

The following table presents the aggregate fees billed to us for professional services rendered by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2005 and December 31, 2004.

	Aggregate Amount Billed by PricewaterhouseCoopers LLP
	2005	2004
Audit Fees(1)	$1,477,229	$2,159,958
Audit-Related Fees(2)	34,952	3,120
Tax Fees(3)	279,838	166,025
All Other Fees(4)	6,500	5,000

(1)          These fees consisted of the audit of our annual financial statements, review of our financial statement included in our quarterly reports on Form 10-Q, review of our Form S-1 registration statement in connection with our initial public offering and our Form S-4 registration statement in connection with our acquisition of the minority interest of Micro Therapeutics, Inc. and other services normally provided in connection with our statutory and regulatory filings or engagements.

(2)          These fees consisted of primarily of research and consultation assistance in connection with the accounting and reporting treatment of certain transactions, both historical and proposed, as required by generally accepted accounting principles in the United States. The audit committee of our board of directors has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that it is.

(3)          These fees consisted of tax compliance, tax advice and tax planning, including preparation of tax forms and some consulting for overseas and foreign tax matters. The audit committee of our board of directors has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that it is.

(4)          These fees consisted primarily of preparation of Forms 5500 for our employee benefit plans. The audit committee of our board of directors has considered whether the provision of these services is compatible with maintaining PricewaterhouseCoopers LLP’s independence and has determined that it is.

Pre-Approval Policies and Procedures

The audit committee of our board of directors has adopted procedures pursuant to which all audit, audit-related and tax services, and all permissible non-audit services provided by PricewaterhouseCoopers LLP to us, are pre-approved by our audit committee. All services rendered by PricewaterhouseCoopers LLP to us during 2005 since our initial public offering were permissible under applicable laws and regulations, and all such services provided by PricewaterhouseCoopers LLP to us during such time, other than de minimis non-audit services allowed under applicable law, were approved in advance by our audit committee in accordance with the rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002.

Board Recommendation

The board of directors unanimously recommends a vote FOR ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2006.

OTHER MATTERS

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and all persons who beneficially own more than 10% of the outstanding shares of our common stock to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock. Executive officers, directors and greater than 10% beneficial owners are also required to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based on review of the copies of such reports and amendments to such reports furnished to us with respect to the year ended December 31, 2005, and based on written representations by our directors and executive officers, all required Section 16 reports under the Securities Exchange Act of 1934, as amended, for our directors, executive officers and beneficial owners of greater than 10% of our common stock were filed on a timely basis during the year ended December 31, 2005.

Stockholder Proposals for 2007 Annual Meeting

Stockholder proposals intended to be presented in the proxy materials relating to our 2007 Annual Meeting of Stockholders must be received by us at our principal executive offices on or before December 8, 2006, unless the date of the meeting is delayed by more than 30 calendar days, and must satisfy the requirements of the proxy rules promulgated by the SEC.

Any other stockholder proposals to be presented at the 2007 Annual Meeting of Stockholders must be given in writing to our Corporate Secretary and received at our principal executive offices not later than January 7, 2007 nor earlier than December 8, 2006. The proposal must contain specific information required by our amended and restated bylaws, a copy of which may be obtained by writing to our Corporate Secretary or accessing the SEC’s EDGAR filing database at www.sec.gov. If a proposal is not timely and properly made in accordance with the procedures set forth in our amended and restated bylaws, it will be defective and may not be brought before the meeting. If the proposal is nonetheless brought before the meeting and the chairman of the meeting does not exercise the power and duty to declare the proposal defective, the persons named in the proxy may use their discretionary voting with respect to the proposal.

Director Nominations

Our board of directors will consider recommendations for the nomination of directors submitted by holders of our shares of capital stock entitled to vote generally in the election of directors. In accordance with procedures set forth in our amended and restated bylaws, stockholders of record of our company may propose nominees for election to our board of directors only after providing timely written notice to our Corporate Secretary. To be timely, a stockholder’s notice to our Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than 90 days nor more than 120 days prior to the first anniversary of the date on which we first mailed our proxy materials for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than 30 days from the anniversary date of the previous year’s meeting, notice by the stockholder to be timely must be so delivered not earlier than 120 days prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment of an annual meeting will not commence a new time period for the giving of a stockholder’s notice.

The notice must set forth, among other things:

•       as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended, including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected; and

•       as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (a) the name and address of such stockholder, as they appear on our stock transfer books, and of such beneficial owner and (b) the class, series and number of shares of our company which are owned beneficially and of record by such stockholder and such beneficial owner.

Submissions must be made by mail, courier or personal delivery. E-mailed submissions will not be considered. Our board of directors will consider only those stockholder recommendations whose submissions comply with these procedural requirements. Our board of directors will evaluate candidates recommended by stockholders in the same manner as those recommended by others.

Other Business

Our management does not intend to present other items of business and knows of no items of business that are likely to be brought before the Annual Meeting, except those described in this proxy statement. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy will have discretionary authority to vote such proxy in accordance with their best judgment on the matters.

Proxy Solicitation Costs

The cost of soliciting proxies, including the preparation, assembly and mailing of proxies and soliciting material, as well as the cost of forwarding this material to the beneficial owners of our common stock will be borne by us. Our directors, officers and regular employees may, without compensation other than their regular compensation, solicit proxies by telephone, facsimile, telegraph or personal conversation. We may reimburse brokerage firms and others for expenses in forwarding proxy materials to the beneficial owners of our common stock.

Householding of Annual Meeting Materials

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports as permitted by the Securities and Exchange Commission. This means that only one copy of our proxy statement or annual report to stockholders may have been sent to multiple stockholders in each household. We will promptly deliver a separate copy of either document to any stockholder upon written or oral request to our Investor Relations Department, ev3 Inc., 9600 54th Avenue North, Plymouth, Minnesota 55442, telephone:  (763) 398-7000. Any stockholder who wants to receive separate copies of our proxy statement or annual report to stockholders in the future, or any stockholder who is receiving multiple copies and would like to receive only one copy per household, should contact the stockholder’s bank, broker, or other nominee record holder, or the stockholder may contact us at the above address and phone number.

Copies of 2005 Annual Report

We have sent to each of our stockholders a copy of our Annual Report on Form 10-K (without exhibits) for the year ended December 31, 2005. The exhibits to our Form 10-K are available by accessing the SEC’s EDGAR filing database at www.sec.gov. We will furnish a copy of any exhibit to our Form 10-K upon receipt from any such person of a written request for such exhibits upon the payment of our reasonable expenses in furnishing the exhibits. This request should be sent to: ev3 Inc., 9600 54th Avenue North, Plymouth, MN 55442, Attn:  Stockholder Information.

Your vote is important. Whether or not you plan to attend the Annual Meeting, please vote your shares of common stock by marking, signing, dating and promptly returning the enclosed proxy card in the envelope provided or by voting by Internet or telephone.

By Order of the Board of Directors,

L. Cecily Hines

Vice President, Secretary and Chief Legal Officer

April 7, 2006

Plymouth, Minnesota

Appendix A

ev3 Inc.

CHARTER OF THE AUDIT COMMITTEE OF
THE BOARD OF DIRECTORS

A.   Purpose

The Audit Committee (the “Committee”) of the Board of Directors (the “Board”) of ev3 Inc. (the “Company”) provides oversight for the Company’s programs that are intended to ensure that Company activities, primarily as they relate to financial matters, are conducted in a legal and ethical manner. In so doing, the Committee oversees all material aspects of the Company’s financial reporting, control and audit functions, except those specifically related to the responsibilities of another committee of the Board. The Committee’s role includes a particular focus on the qualitative aspects of financial reporting to stockholders on Company processes for the management of business/financial risk and for compliance with significant applicable legal, ethical and regulatory requirements as they relate to the Company’s financial statements and financial reporting obligations. Specifically, the Committee’s purpose includes assisting the Board in its oversight of:

•       the integrity of the financial statements of the Company;

•       the qualifications, independence and performance of the Company’s independent auditor;

•       the performance of the Company’s internal audit function, if any, financial reporting process, systems of internal controls and disclosure controls and procedures; and

•       compliance by the Company with legal and regulatory requirements.

B.   Membership

The Committee will consist of no fewer than three members, all of whom must be independent directors as defined by applicable guidelines, including (1) being an “independent director” as defined under Rule 4200(a)(15) of The Nasdaq Stock Market Rules and (2) meeting the criteria for independence set forth in Section 301 of the Sarbanes-Oxley Act of 2002 and Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), subject to any election by the Board to rely upon the phase-in provisions set forth in Rule 4350 of The Nasdaq Stock Market Rules or Rule 10A-3 under the Exchange Act. The members of the Committee shall be appointed by the Board and serve until their successors are duly appointed or until their earlier resignation or removal by the Board. Unless a chair is elected by the full Board, the members of the Committee may designate a chair by majority vote of the full Committee.

Committee members will have:

•       knowledge of the primary industries in which the Company operates;

•       a working familiarity with basic finance and accounting practices and the ability to read and understand fundamental financial statements, including a balance sheet, income statement, statement of cash flow, and key performance indicators; and

•       the ability to understand key business and financial risks and related controls and control processes.

No member of the Committee shall have participated in the preparation of the financial statements of the Company or any current subsidiary of the Company at any time during the past three years. At least one member of the Committee shall be an “audit committee financial expert” as such term is defined by the rules and regulations of the Securities and Exchange Commission (the “Commission”). Such member must have past employment experience or be currently employed in finance or accounting, be certified in accounting, or have other comparable experience or a background which results in the individual’s financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

If a member of the Committee ceases to qualify as an “independent director” as defined under Rule 4200(a)(15) of The Nasdaq Stock Market Rules or meet the criteria for independence set forth in Rule 10A-3(b)(1) under the Exchange Act for reasons beyond the member’s reasonable control, the member may remain on the Committee until the earlier of the next annual stockholders meeting or one year from the occurrence of the disqualifying event.

C.   Meetings

The Committee will have regular meetings at least quarterly, at times and places decided by the chair after consultation with Committee members, the chair of the Board and other persons scheduled to attend all or part of the meeting. Additional meetings may be called at the request of two or more members of the Committee, the chair of the Board or the Company’s Chief Executive Officer. The Committee may hold meetings by conference telephone and may take action without a meeting by execution of a written consent.

D.   Operating Principles

1.                Communications—The chair and others on the Committee will, to the extent appropriate, have contact throughout the year with senior management, other Board committee chairs and other key Committee advisors, including the Company’s independent auditor and internal auditor, if any, to strengthen the Committee’s knowledge of relevant current and prospective business issues.

2.                Committee Educational Orientation—The Committee, with management, will develop and participate in a process for review of important financial and operating topics that present potential significant risk to the Company. Additionally, individual Committee members are encouraged to participate in relevant and appropriate self-study education to assure understanding of the business and environment in which the Company operates.

3.                Meeting Agenda—The Committee chair will be responsible for finalizing the meeting agendas based on agenda items proposed by the Chief Financial Officer, with input from Committee members and other interested parties.

4.                Expectations and Information Needs—The Committee will communicate expectations and the nature, timing and extent of Committee information needs to management, the Company’s internal financial and accounting personnel and external parties, including the Company’s independent auditor and internal auditor, if any. Written materials, including key performance indicators and measures related to key business and financial risks, will be received from the appropriate persons at least 48 hours in advance of meeting dates, to the extent possible, to allow adequate time for Committee members to study the information.

5.                Advisors; Funding—The Committee has the authority to investigate matters brought to its attention within the scope of its duties with full access to all books, records, facilities and personnel of the Company and to obtain advice and assistance from outside legal, accounting or other advisors as deemed appropriate to perform its duties and responsibilities. The Company will provide appropriate funding, as determined by the Committee, for compensation to the independent auditor and any advisors that the Committee chooses to engage and for payment of ordinary administrative expenses of the Committee that are necessary or appropriate in carrying out its duties.

6.                Meeting Attendees—The Committee will request members of management, counsel, the Company’s internal auditor, if any, and the Company’s independent auditor, as applicable, to participate in Committee meetings, as necessary, to carry out the Committee’s responsibilities. Periodically and at least annually, the Committee will meet in private session with only the Committee members. The Committee will meet in executive session separately with management, the independent auditor and the internal auditor, if any, at least annually. It is understood that any of the independent auditor, internal auditor, if any, or counsel may, at any time, request a meeting with the Committee or Committee chair with or without management attendance. The Committee shall provide sufficient opportunity for the independent auditors to meet with the Committee without members of the Company’s management present. Among the items to be discussed in any such meetings are the independent auditor’s evaluation of the Company’s financial and accounting personnel, and the cooperation that the independent auditor received during the course of the audit, including any restrictions on the scope of work or access to required information.

7.                Reporting to the Board of Directors—The Committee, through the Committee chair, will report after each Committee meeting to the Board. In addition, the Committee will maintain minutes of Committee meetings, separately identifying monitoring activities from approvals, and such minutes will be available to each Board member.

8.                Committee Self Assessment—The Committee annually will review, discuss and assess its own performance as well as the Committee role and responsibilities, seeking input from senior management, the full Board, the independent auditor and others. Changes in the Committee’s role, responsibilities or charter, if any, will be recommended to the Board for approval.

E.   Reporting to Stockholders

The Committee will prepare a report for inclusion in the Company’s public filings such as proxy statements, as required or recommended by the Commission.

F.   Committee’s Relationship with Independent Auditor

1.                The Committee shall appoint, compensate, retain and oversee the work performed by the independent auditor for the purpose of preparing or issuing an audit report or related work. The Committee shall also review the performance of the independent auditor, and shall remove the independent auditor if circumstances warrant. The independent auditor will report directly to the Committee. The Committee will oversee the resolution of disagreements between management and the independent auditor if they arise.

2.                As the independent auditor reviews financial reports, it will be reporting to the Committee. The independent auditor will report all relevant issues to the Committee responsive to the information needs identified by the Committee. The Committee will review the work of the independent auditor.

3.                The Committee will annually review the performance (effectiveness, objectivity and independence) of the independent auditor and the internal auditor, if any. The Committee will ensure receipt of a formal written statement from the independent auditor consistent with standards set by the Independence Standards Board. Additionally, the Committee will discuss with the independent auditor relationships or services that may affect auditor objectivity or independence. If the Committee is not satisfied with the independent auditor’s assurances of independence, it will take or recommend to the full Board appropriate action to ensure the independence of the independent auditor.

4.                The internal audit function, if any, will be responsible to the Board through the Committee.

5.                If either the independent auditor or the internal auditor, if any, identifies significant issues relative to the overall Board responsibility that have been communicated to management but, in such auditor’s judgment, have not been adequately addressed, such auditor will communicate these issues to the Committee chair.

6.                The Committee will establish policies for the Company’s hiring of current or former employees of the independent auditor.

7.                The Committee will review and discuss with the independent auditor any audit problems, difficulties or significant disagreements with management, and management’s response thereto, including those matters required to be discussed with the Committee by the independent auditor pursuant to Statement on Auditing Standards No. 61, as amended by SAS 90 and as may be further amended.

8.                The Committee shall pre-approve all auditing services and permitted non-audit services, including the fees therefor, to be provided to the Company by the independent auditor, subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit, and shall consider whether any permitted non-audit assignments are compatible with maintaining the general independence of the independent auditor. The Committee may establish pre-approval policies and procedures, as permitted by Section 10A of the Exchange Act and the rules and regulations promulgated thereunder, for the engagement of the Company’s independent auditors to perform audit services and permissible non-audit services, including but not limited to policies that allow the formation and delegation of authority to sub-committees consisting of one or more members of the Committee, provided that any decisions of such subcommittee to grant pre-approvals shall be presented to the full Committee at its next scheduled meeting.

9.                The Committee shall confirm with the independent auditor that the partners of the independent auditor have been rotated from the Company engagement as required by Regulation S-X and shall consider whether, in order to assure continuing independence or for other reasons, there should be regular or periodic rotation of the audit firm itself.

10.         The Committee shall discuss with the independent auditor its internal quality-control procedures, any material issues raised by the most recent internal quality-control review or peer review of the independent auditor, or by any recent inquiry or investigation by governmental or professional authorities respecting one or more independent audits carried out by the independent auditors, and any steps taken to deal with any such issues.

G.   Primary Duties

1.                The Committee will review and assess:

a)                Risk Management—The Company’s business risk management process, including the adequacy of the Company’s overall control environment and controls in selected areas representing significant financial and business risk unless such areas are related to the responsibilities of another committee of the Board.

b)               Financial Reports and Filings—All earnings press releases and major financial reports, including quarterly and annual reports filed with the Commission, in advance of filings or distribution, including disclosures made in the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and any use of non-GAAP financial measures as defined by the rules and regulations of the Commission. The Committee shall make a recommendation to the Board as to whether the annual audited financial statements of the Company should be included in the Company’s Annual Report on Form 10-K to be filed with the Commission.

c)                Internal Controls and Regulatory Compliance—The adequacy and effectiveness of the Company’s system of internal controls for preventing and/or detecting accounting and reporting financial errors, fraud and defalcations, legal violations, and noncompliance with the corporate code of conduct; will discuss such matters with the independent auditor, the internal auditor, if any, and the Company’s financial and accounting personnel; and will elicit recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

d)               Audit Responsibilities—The annual audit plan and the process used to develop the plan, as well as the status of activities, including internal audit responsibilities, if any, significant findings, recommendations and management’s response with respect thereto.

e)                Regulatory Examinations—Inquiries by the Commission and the results of examinations by other regulatory authorities with respect to important findings, recommendations and management’s response.

f)                  External Audit Responsibilities—Auditor independence and the overall scope and focus of the annual and interim audits, including the scope and level of involvement with unaudited quarterly or other interim-period information.

g)                Financial Reporting and Controls—Key financial statement issues and risks, including the appropriateness of accounting principles and financial disclosure used, the degree of aggressiveness or conservatism of the Company’s accounting principles and underlying estimates, their impact or potential effect on reported financial information, the processes used by management to address such matters, related auditor views and the basis for audit conclusions; any changes in accounting policies; any unusual items relating to the financial statements; and important conclusions on interim and/or year-end audit work in advance of the public release of financial statements.

h)               Auditor Recommendations—Important internal and independent auditor recommendations on financial reporting, controls, other matters and management’s response, and the views of management and auditors on the overall quality of annual and interim financial reporting, including the quality of the Company’s financial and audit personnel.

i)                  Charter Adequacy—The adequacy of this charter at least annually and have it published at least every three years in accordance with regulations of the Commission.

2.                The Committee will review the critical accounting policies and practices of the Company with management, the independent auditor and the internal auditor, if any, as appropriate.

3.                The Committee will at least quarterly discuss with the Chief Executive Officer and Chief Financial Officer of the Company the Company’s internal controls and disclosure controls and procedures, including whether there are any significant deficiencies in the design or operation of such controls and procedures, material weaknesses in such controls and procedures, any corrective actions taken with regard to such deficiencies and weaknesses and any fraud involving management or other employees with a significant role in such controls and procedures.

4.                The Committee will establish procedures for:

a)                the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters; and

b)               the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

The Committee will review any significant complaints regarding accounting, internal accounting controls or auditing matters received pursuant to such procedures.

5.                The Committee will review, assess and approve:

a)                the Company’s code of ethical conduct;

b)               changes in important accounting principles and the application thereof in both interim and annual financial reports;

c)                all related party transactions required to be disclosed pursuant to Item 404 of Regulation    S-K for potential conflict of interest situations; and

d)               compliance performance and changes in internal audit leadership, key financial management and/or compliance leadership.

6.                The Committee shall authorize and oversee investigations into any matters within the Committee’s scope of responsibility as described in this charter or as otherwise may be subsequently delegated to the Committee by the Board, with the power to retain independent counsel, accountants and other advisors and experts to assist the Committee if deemed appropriate.

H.   Limitations Inherent in the Committee’s Role

It is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

I.   Delegation to Subcommittee

To the extent permitted by the Company’s Bylaws and applicable law, the Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee; provided, however, that any actions taken pursuant to any such delegation shall be reported to the Committee at its next meeting.

Annex B

ev3 Inc.

AMENDED AND RESTATED

2005 INCENTIVE STOCK PLAN

(as amended through February 13, 2006)

§ 6. ELIGIBILITY		B-9

§ 7. OPTIONS		B-9

7.1	Committee Action	B-9
7.2	$100,000 Limit	B-10
7.3	Option Price	B-10
7.4	Payment	B-10
7.5	Exercise	B-11

§ 8. STOCK APPRECIATION RIGHTS		B-12

8.1	Committee Action	B-12
8.2	Terms and Conditions	B-12
8.3	Exercise	B-14

§ 9. STOCK GRANTS		B-14

9.1	Committee Action	B-14
9.2	Conditions	B-15
9.3	Dividends, Voting Rights and Creditor Status	B-17
9.4	Satisfaction of Forfeiture Conditions.	B-19
9.5	Income Tax Deduction	B-19

§ 10. NON-TRANSFERABILITY		B-21

10.1	General Rule	B-21
10.2	Transfers to Family Members	B-21

§ 11. SECURITIES REGISTRATION		B-22

§ 12. LIFE OF PLAN		B-23

§ 13. ADJUSTMENT		B-24

13.1	Capital Structure	B-24
13.2	Available Shares	B-24
13.3	Transactions Described in § 424 of the Code	B-25
13.4	Fractional Shares	B-26

§ 14. CHANGE IN CONTROL		B-26

§ 15. AMENDMENT OR TERMINATION		B-27

§ 16. MISCELLANEOUS		B-28

16.1	Shareholder Rights	B-28
16.2	No Contract of Employment	B-28
16.3	Withholding	B-28
16.4	Construction	B-29
16.5	Other Conditions	B-29
16.6	Rule 16b-3	B-29
16.7	Coordination with Employment Agreements and Other Agreements	B-30

ii

§ 1.

BACKGROUND AND PURPOSE

The purpose of this Plan is to promote the interest of the Company by authorizing the Committee to grant Options and Stock Appreciation Rights and to make Stock Grants and Stock Unit Grants to Eligible Employees and Directors or consultants in order (1) to attract and retain Eligible Employees, Directors or consultants, (2) to provide an additional incentive to each Eligible Employee, Director or consultant to work to increase the value of Stock and (3) to provide each Eligible Employee, Director or consultant with a stake in the future of the Company which corresponds to the stake of each of the Company’s shareholders.

§ 2.

DEFINITIONS

2.1                                 Affiliate — means any organization (other than a Subsidiary) that would be treated as under common control with the Company under § 414(c) of the Code if “50 percent” were substituted for “80 percent” in the income tax regulations under § 414(c) of the Code.

2.2                                 Board — means the Board of Directors of the Company.

2.3                                 Change Effective Date — means either the date which includes the “closing” of the transaction which makes a Change in Control effective if the Change in Control is made effective through a transaction which has a “closing” or the date a Change in Control is reported in accordance with applicable law as effective to the Securities and Exchange Commission if the Change in Control is made effective other than through a transaction which has a “closing”.

2.4                                 Change in Control — means a change in control of the Company occurring after the effective date of this Plan of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A (or in response to any similar item on any similar schedule or form) promulgated under the 1934 Act, whether or not the Company is then subject to such reporting requirement; provided, however, that, without limitation, a Change in Control shall include:  (i) the acquisition (other than from the Company) after the date hereof by any person, entity or “group” within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act (excluding, for this purpose, the Company or its subsidiaries, any employee benefit plan of the Company or its subsidiaries which acquires beneficial ownership of voting securities of the Company, any qualified institutional investor who meets the requirements of Rule 13d-1(b)(1) promulgated under the 1934 Act, Warburg Pincus LLC and its affiliates, and The Vertical Group, L.P. and its affiliates) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of 20% or more of either the then-outstanding shares of common stock or the combined voting power of the Company’s then-outstanding capital stock entitled to vote generally in the election of directors; (ii) individuals who, as of the date hereof, constitute the Board (the “Incumbent Board”) ceasing for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to the date hereof whose election, or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the directors of the Company) shall be, for purposes of this Agreement, considered as though such person were a member of the Incumbent Board; or (iii) approval by the stockholders of the Company of (A) a reorganization, merger, or consolidation, in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger, or consolidation do not, immediately thereafter, own more than 50% of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged, consolidated or other surviving corporation’s then-outstanding voting securities, (B) a liquidation or dissolution of the Company, or (C) the sale of all or substantially all of the assets of the Company.

2.5                                 Code — means the Internal Revenue Code of 1986, as amended.

2.6                                 Committee — means a committee of the Board which shall have at least 2 members, each of whom shall be appointed by and shall serve at the pleasure of the Board and at least 2 of whom shall come within the definition of a “non-employee director” under Rule 16b-3, or if no such committee of the Board has been appointed, the Board as a whole.

2.7                                 Company — means ev3 Inc. and any successor to ev3 Inc.

2.8                                 Director — means any member of the Board who is not an employee of the Company or a Parent or Subsidiary or affiliate (as such term is defined in Rule 405 of the 1933 Act) of the Company.

2.9                                 Eligible Employee — means an employee of the Company or any Subsidiary or Parent or Affiliate to whom the Committee decides for reasons sufficient to the Committee to make a grant under this Plan.

2.10                           Fair Market Value — means either (a) the closing price on any date for a share of Stock as reported by The Wall Street Journal or, if The Wall Street Journal no longer reports such closing price, such closing price as reported by a newspaper or trade journal selected by the Committee or, if no such closing price is available on such date, (b) such closing price as so reported in accordance with § 2.10(a) for the immediately preceding business day, or, if no newspaper or trade journal reports such closing price or if no such price quotation is available, (c) the price which the Committee acting in good faith determines through any reasonable valuation method that a share of Stock might change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or to sell and both having reasonable knowledge of the relevant facts.

2.11                           ISO — means an option granted under this Plan to purchase Stock which is intended to satisfy the requirements of § 422 of the Code.

2.12                           1933 Act — means the Securities Act of 1933, as amended.

2.13                           1934 Act — means the Securities Exchange Act of 1934, as amended.

2.14                           Non-ISO — means an option granted under this Plan to purchase Stock which is intended to fail to satisfy the requirements of § 422 of the Code.

2.15                           Option — means an ISO or a Non-ISO which is granted under § 7.

2.16                           Option Certificate — means the certificate (whether in electronic or written form) which sets forth the terms and conditions of an Option granted under this Plan.

2.17                           Option Price — means the price which shall be paid to purchase one share of Stock upon the exercise of an Option granted under this Plan.

2.18                           Parent — means any corporation which is a parent corporation (within the meaning of § 424(e) of the Code) of the Company.

2.19                           Plan — means this ev3 Inc. 2005 Incentive Stock Plan as effective as of the date approved by the shareholders of the Company and as amended from time to time thereafter. For each grant of an Option to an Eligible Employee, Director or consultant who is a resident of France, the Plan shall include the terms of the addendum titled, “Terms and Conditions for French Option Grants”, which shall supercede the terms of the Plan to the extent that the terms of such addendum conflict with the terms of the Plan.

2.20                           Rule 16b-3 — means the exemption under Rule 16b-3 to Section 16(b) of the 1934 Act or any successor to such rule.

2.21                           SAR Value — means the value assigned by the Committee to a share of Stock in connection with the grant of a Stock Appreciation Right under § 8.

2.22                           Stock — means the common stock of the Company.

2.23                           Stock Appreciation Right — means a right which is granted under § 8 to receive the appreciation in a share of Stock.

2.24                           Stock Appreciation Right Certificate -- means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Appreciation Right which is not granted as part of an Option.

2.25                           Stock Grant — means a grant under § 9 which is designed to result in the issuance of the number of shares of Stock described in such grant rather than a payment in cash based on the Fair Market Value of such shares of Stock.

2.26                           Stock Grant Certificate — means the certificate (whether in electronic or written form) which sets forth the terms and conditions of a Stock Grant or a Stock Unit Grant.

2.27                           Stock Unit Grant — means a grant under § 9 which is designed to result in the payment of cash based on the Fair Market Value of the number of shares of Stock described in such grant rather than the issuance of the number of shares of Stock described in such grant.

2.28                           Subsidiary — means a corporation which is a subsidiary corporation (within the meaning of § 424(f) of the Code) of the Company.

2.29                           Ten Percent Shareholder — means a person who owns (after taking into account the attribution rules of § 424(d) of the Code) more than ten percent of the total combined voting power of all classes of stock of either the Company, a Subsidiary or Parent.

§ 3.

SHARES AND GRANT LIMITS

3.1                                 Shares Reserved. There shall (subject to § 13) be reserved for issuance under this Plan 6,000,000 shares of Stock; provided, however that no more than 2,000,000 shares of Stock may be issued in connection with the exercise of ISOs.

3.2                                 Source of Shares. The shares of Stock described in § 3.1 shall be reserved to the extent that the Company deems appropriate from authorized but unissued shares of Stock and from shares of Stock which have been reacquired by the Company. All shares of Stock described in § 3.1 shall remain available for issuance under this Plan until issued pursuant to the exercise of an Option or a Stock Appreciation Right or issued pursuant to a Stock Grant, and any such shares of stock which are issued pursuant to an Option, a Stock Appreciation Right or a Stock Grant which are forfeited thereafter shall again become available for issuance under this Plan. Finally, if the Option Price under an Option is paid in whole or in part in shares of Stock or if shares of Stock are tendered to the Company in satisfaction of any condition to a Stock Grant, such shares thereafter shall become available for issuance under this Plan and shall be treated the same as any other shares available for issuance under this Plan.

3.3                                 Use of Proceeds. The proceeds which the Company receives from the sale of any shares of Stock under this Plan shall be used for general corporate purposes and shall be added to the general funds of the Company.

3.4                                 Grant Limits. No Eligible Employee, Director or consultant in any calendar year shall be granted an Option to purchase (subject to § 13) more than

300,000 shares of Stock or a Stock Appreciation Right based on the appreciation with respect to (subject to § 13) more than 300,000 shares of Stock, and no Stock Grant or Stock Unit Grant shall be made to any Eligible Employee, Director or consultant in any calendar year where the Fair Market Value of the Stock subject to such grant on the date of the grant exceeds $10,000,000. No more than 500,000 non-forfeitable shares of Stock shall (subject to § 13) be issued pursuant to Stock Grants under § 9.

§ 4.

EFFECTIVE DATE

The effective date of this Plan shall be the date the shareholders of the Company (acting at a duly called meeting of such shareholders) approve the adoption of this Plan.

§ 5.

COMMITTEE

This Plan shall be administered by the Committee. The Committee acting in its absolute discretion shall exercise such powers and take such action as expressly called for under this Plan and, further, the Committee shall have the power to interpret this Plan and (subject to § 14 and § 15 and Rule 16b-3) to take such other action in the administration and operation of this Plan as the Committee deems equitable under the circumstances, which action shall be binding on the Company, on each affected Eligible Employee, Director or consultant and on each other person directly or indirectly affected by such action. Furthermore, the Committee as a condition to making any grant under this Plan to any Eligible Employee, Director or consultant shall have the right to require him or her to execute an agreement which makes the Eligible Employee, Director or consultant subject to non-competition provisions and other restrictive covenants which run in favor of the Company.

§ 6.

ELIGIBILITY

Only Eligible Employees who are employed by the Company or a Subsidiary or Parent shall be eligible for the grant of ISOs under this Plan. All Eligible Employees, Directors and consultants shall be eligible for the grant of Non-ISOs and Stock Appreciation Rights and for Stock Grants and Stock Unit Grants under this Plan.

§ 7.

OPTIONS

7.1                                 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Options to Eligible Employees, Directors and consultants under this Plan from time to time to purchase shares of Stock, but the Committee shall not (subject to § 13) take any action, whether through amendment, cancellation, replacement grants, or any other means, to reduce the Option Price of any outstanding Options absent the approval of the Company’s shareholders. Each grant of an Option to an Eligible Employee, Director or consultant shall be evidenced by an Option Certificate, and each Option Certificate shall set forth whether the Option is an ISO or a Non-ISO and shall set forth such other terms and conditions of such grant as the Committee acting in its absolute discretion deems consistent with the terms of this Plan; however, (a) if the Committee grants an ISO and a Non-ISO to an Eligible Employee on the same date, the right of the Eligible Employee to exercise the ISO shall not be conditioned on his or her failure to exercise the Non-ISO and (b) if the only condition to exercise of the Option is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Option is granted unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

7.2                                 $100,000 Limit. No Option shall be treated as an ISO to the extent that the aggregate Fair Market Value of the Stock subject to the Option which would first become exercisable in any calendar year exceeds $100,000. Any such excess shall instead automatically be treated as a Non-ISO. The Committee shall interpret and administer the ISO limitation set forth in this § 7.2 in accordance with § 422(d) of the Code, and the Committee shall treat this § 7.2 as in effect only for those periods for which § 422(d) of the Code is in effect.

7.3                                 Option Price. The Option Price for each share of Stock subject to an Option shall be no less than the Fair Market Value of a share of Stock on the date the Option is granted; provided, however, if the Option is an ISO granted to an Eligible Employee who is a Ten Percent Shareholder, the Option Price for each share of Stock subject to such ISO shall be no less than 110% of the Fair Market Value of a share of Stock on the date such ISO is granted.

7.4                                 Payment. The Option Price shall be payable in full upon the exercise of any Option and, at the discretion of the Committee, an Option Certificate can provide for the payment of the Option Price either in cash, by check or in Stock which has been held for at least 6 months and which is acceptable to the Committee, or through any cashless exercise procedure which is effected by an unrelated broker through a sale of Stock in the open market and which is acceptable to the Committee, or in any combination of such forms of payment. Any payment made in Stock shall be treated as equal to the Fair Market Value of such Stock on the date the certificate for such Stock (or proper evidence of such certificate) is presented to the Committee or its delegate in such form as acceptable to the Committee.

7.5                                 Exercise.

(a)                                  Exercise Period. Each Option granted under this Plan shall be exercisable in whole or in part at such time or times as set forth in the related Option Certificate, but no Option Certificate shall make an Option exercisable on or after the earlier of

(1)                                  the date which is the fifth anniversary of the date the Option is granted, if the Option is an ISO and the Eligible Employee is a Ten Percent Shareholder on the date the Option is granted, or

(2)                                  the date which is the tenth anniversary of the date the Option is granted, if the Option is (a) a Non-ISO or (b) an ISO which is granted to an Eligible Employee who is not a Ten Percent Shareholder on the date the Option is granted.

(b)                                 Termination of Status as Eligible Employee or Director. Subject to § 7.5(a), an Option Certificate may provide for the exercise of an Option after an Eligible Employee’s, Director’s or consultant’s status as such has terminated for any reason whatsoever, including death or disability.

§ 8.

STOCK APPRECIATION RIGHTS

8.1                                 Committee Action. The Committee acting in its absolute discretion shall have the right to grant Stock Appreciation Rights to Eligible Employees, Directors and consultants under this Plan from time to time, and each Stock Appreciation Right grant shall be evidenced by a Stock Appreciation Right Certificate or, if such Stock Appreciation Right is granted as part of an Option, shall be evidenced by the Option Certificate for the related Option.

8.2                                 Terms and Conditions.

(a)                                  Stock Appreciation Right Certificate. If a Stock Appreciation Right is granted independent of an Option, such Stock Appreciation Right shall be evidenced by a Stock Appreciation Right Certificate, and such certificate shall set forth the number of shares of Stock on which the Eligible Employee’s, Director’s or consultant’s right to appreciation shall be based and the SAR Value of each share of Stock. Such SAR Value shall be no less than the Fair Market Value of a share of Stock on the date that the Stock Appreciation Right is granted. The Stock Appreciation Right Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances, but no Stock Appreciation Right Certificate shall make a Stock Appreciation Right exercisable on or after the date which is the tenth anniversary of the date such Stock Appreciation Right is granted.

(b)                                 Option Certificate. If a Stock Appreciation Right is granted together with an Option, such Stock Appreciation Right shall be evidenced by an Option Certificate, the number of shares of Stock on which the Eligible Employee’s, Director’s or consultant’s right to appreciation shall be based shall be the same as the number of shares of Stock subject to the related Option, and the SAR Value for each such share of Stock shall be no less than the Option Price under the related Option. Each such Option Certificate shall provide that the exercise of the Stock Appreciation Right with respect to any share of Stock shall cancel the Eligible Employee’s, Director’s or consultant’s right to exercise his or her Option with respect to such share and, conversely, that the exercise of the Option with respect to any share of Stock shall cancel the Eligible Employee’s, Director’s or consultant’s right to exercise his or her Stock Appreciation Right with respect to such share. A Stock Appreciation Right which is granted as part of an Option shall be exercisable only while the related Option is exercisable. The Option Certificate shall set forth such other terms and conditions for the exercise of the Stock Appreciation Right as the Committee deems appropriate under the circumstances.

(c)                                  Minimum Period of Service. If the only condition to exercise of a Stock Appreciation Right is the completion of a period of service, such period of service shall be no less than the one (1) year period which starts on the date as of which the Stock Appreciation Right is granted unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

8.3                                 Exercise. A Stock Appreciation Right shall be exercisable only when the Fair Market Value of a share of Stock on which the right to appreciation is based exceeds the SAR Value for such share, and the payment due on exercise shall be based on such excess with respect to the number of shares of Stock to which the exercise relates. An Eligible Employee, Director or consultant upon the exercise of his or her Stock Appreciation Right shall receive a payment from the Company in cash or in Stock issued under this Plan, or in a combination of cash and Stock, and the number of shares of Stock issued shall be based on the Fair Market Value of a share of Stock on the date the Stock Appreciation Right is exercised. The Committee acting in its absolute discretion shall have the right to determine the form and time of any payment under this § 8.3.

§ 9.

STOCK GRANTS

9.1                                 Committee Action. The Committee acting in its absolute discretion shall have the right to make Stock Grants and Stock Unit Grants to Eligible Employees, Directors or consultants. Each Stock Grant and each Stock Unit Grant shall be evidenced by a Stock Grant Certificate, and each Stock Grant Certificate shall set forth the conditions, if any, under which Stock will be issued under the Stock Grant or cash will be paid under the Stock Unit Grant and the conditions under which the Eligible Employee’s, Director’s or consultant’s interest in any Stock which has been issued will become non-forfeitable.

9.2                                 Conditions.

(a)                                        Conditions to Issuance of Stock. The Committee acting in its absolute discretion may make the issuance of Stock under a Stock Grant subject to the satisfaction of one, or more than one, condition which the Committee deems appropriate under the circumstances for Eligible Employees, Directors or consultants generally or for an Eligible Employee, a Director or a consultant in particular, and the related Stock Grant Certificate shall set forth each such condition and the deadline for satisfying each such condition. Stock subject to a Stock Grant shall be issued in the name of an Eligible Employee, Director or consultant only after each such condition, if any, has been timely satisfied, and any Stock which is so issued shall be held by the Company pending the satisfaction of the forfeiture conditions, if any, under § 9.2(b) for the related Stock Grant.

(b)                                       Conditions on Forfeiture of Stock or Cash Payment. The Committee acting in its absolute discretion may make any cash payment due under a Stock Unit Grant or Stock issued in the name of an Eligible Employee, Director or consultant under a Stock Grant non-forfeitable subject to the satisfaction of one, or more than one, objective employment, performance or other condition that the Committee acting in its absolute discretion deems appropriate under the circumstances for Eligible Employees, Directors or consultants generally or for an Eligible Employee, a Director or a consultant in particular, and the related Stock Grant Certificate shall set forth each such condition, if any, and the deadline, if any, for satisfying each such condition. An Eligible Employee’s, Director’s or consultant’s non-forfeitable interest in the shares of Stock underlying a Stock Grant or the cash payable under a Stock Unit Grant shall depend on the extent to which he or she timely satisfies each such condition. If a share of Stock is issued under this § 9.2(b) before an Eligible Employee’s, Director’s or consultant’s interest in such share of Stock is non-forfeitable, (1) such share of Stock shall not be available for re-issuance under § 3 until such time, if any, as such share of Stock thereafter is forfeited as a result of a failure to timely satisfy a forfeiture condition and (2) the Company shall have the right to condition any such issuance on the Eligible Employee, Director or consultant first signing an irrevocable stock power in favor of the Company with respect to the forfeitable shares of Stock issued to such Eligible Employee, Director or consultant in order for the Company to effect any forfeiture called for under the related Stock Grant Certificate.

(c)                                        Minimum Period of Service. If the only condition to the forfeiture of a Stock Grant or a Stock Unit Grant is the completion of a period of service, such period of service shall be no less than the three (3) year period which starts on the date as of which the Stock Grant or Stock Unit Grant is made unless the Committee determines that a shorter period of service (or no period of service) better serves the Company’s interest.

9.3                                 Dividends, Voting Rights and Creditor Status.

(a)                                  Cash Dividends. Except as otherwise set forth in a Stock Grant Certificate, if a dividend is paid in cash on a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s, Director’s or consultant’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall pay such cash dividend directly to such Eligible Employee, Director or consultant.

(b)                                 Stock Dividends. If a dividend is paid on a share of Stock in Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s, Director’s or consultant’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall hold such dividend

Stock subject to the same conditions under § 9.2(b) as the related Stock Grant.

(c)                                  Other. If a dividend (other than a dividend described in § 9.3(a) or § 9.3(b)) is paid with respect to a share of Stock after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s, Director’s or consultant’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable, the Company shall distribute or hold such dividend in accordance with such rules as the Committee shall adopt with respect to each such dividend.

(d)                                 Voting. Except as otherwise set forth in a Stock Grant Certificate, an Eligible Employee, Director or consultant shall have the right to vote the Stock issued under his or her Stock Grant during the period which comes after such Stock has been issued under a Stock Grant but before the first date that an Eligible Employee’s, Director’s or consultant’s interest in such Stock (1) is forfeited completely or (2) becomes completely non-forfeitable.

(e)                                  General Creditor Status. Each Eligible Employee and each Director and each consultant to whom a Stock Unit grant is made shall be no more than a general and unsecured creditor of the Company with respect to any cash payable under such Stock Unit Grant.

9.4                                 Satisfaction of Forfeiture Conditions. A share of Stock shall cease to be subject to a Stock Grant at such time as an Eligible Employee’s, Director’s or consultant’s interest in such Stock becomes non-forfeitable under this Plan, and the certificate or other evidence of ownership representing such share shall be transferred to the Eligible Employee, Director or consultant as soon as practicable thereafter.

9.5                                 Income Tax Deduction.

(a)                                  General. The Committee shall (where the Committee under the circumstances deems in the Company’s best interest) either (1) make Stock Grants and Stock Unit Grants to Eligible Employees subject to at least one condition related to one, or more than one, performance goal based on the performance goals described in § 9.5(b) which seems likely to result in the Stock Grant or Stock Unit Grant qualifying as “performance-based compensation” under § 162(m) of the Code or (2) make Stock Grants and Stock Unit Grants to Eligible Employees under such other circumstances as the Committee deems likely to result in an income tax deduction for the Company with respect such Stock Grant or Stock Unit Grant. A performance goal may be set in any manner determined by the Committee, including looking to achievement on an absolute or relative basis in relation to peer groups or indexes.

(b)                                 Performance Goals. A performance goal is described in this § 9.5(b) if such goal relates to (1) the Company’s return over capital costs or increases in return over capital costs, (2) the Company’s total earnings or the growth in such earnings, (3) the Company’s consolidated earnings or the growth in such earnings, (4) the Company’s earnings per share or the growth in such earnings, (5) the Company’s net earnings or the growth in such earnings, (6) the Company’s earnings before interest expense, taxes, depreciation, amortization and other non-cash items or the growth in such earnings, (7) the Company’s earnings before interest and taxes or the growth in such earnings, (8) the Company’s consolidated net income or the growth in such income, (9) the value of the Company’s common stock or the growth in such value, (10) the Company’s stock price or the growth in such price, (11) the Company’s return on assets or the growth on such return, (12) the Company’s cash flow or the growth in such cash flow, (13) the Company’s total shareholder return or the growth in such return, (14) the Company’s expenses or the reduction of such expenses, (15) the Company’s sales growth, (16) the Company’s overhead ratios or changes in such ratios, (17) the Company’s expense-to-sales ratios or the changes in such ratios, or (18) the Company’s economic value added or changes in such value added.

(c)                                  Adjustments. When the Committee determines whether a performance goal has been satisfied for any period, the Committee may exclude any or all “extraordinary items” as determined under U.S. generally accepted accounting principles and any other unusual or non-recurring items, including, without limitation, the charges or costs associated with restructurings of the Company, discontinued operations, and the cumulative effects of accounting changes. The Committee may also adjust any performance goal for a period as it deems equitable in recognition of unusual or non-recurring events affecting the Company, changes in applicable tax laws or accounting principles, or such other factors as the Committee may determine (including, without limitation, any adjustments that would result in the Company’s paying non-deductible compensation to an Eligible Employee).

§ 10.

NON-TRANSFERABILITY

10.1                           General Rule. Except as provided in § 10.2, no Option, Stock Grant, Stock Unit Grant or Stock Appreciation Right shall be transferable by an Eligible Employee, Director or consultant other than by will or by the laws of descent and distribution, and any Option or Stock Appreciation Right shall be exercisable during an Eligible Employee’s, Director’s or consultant’s lifetime only by the Eligible Employee, Director or consultant. The person or persons to whom an Option or Stock Grant or Stock Unit Grant or Stock Appreciation Right is transferred by will or by the laws of descent and distribution or pursuant to § 10.2, thereafter shall be treated as the Eligible Employee, Director or consultant.

10.2                           Transfers to Family Members. An Option or Stock Grant, Stock Unit Grant or Stock Appreciation Right may be transferred by an Eligible Employee,

Director or consultant to a “family member” (as defined for purposes of Form S-8 under the 1933 Act) of such Eligible Employee, Director or consultant or to a trust exclusively for the benefit of one or more of such family members of such Eligible Employee, Director or consultant; provided such transfer is made as a gift without consideration, and such transfer complies with applicable securities laws.

§ 11.

SECURITIES REGISTRATION

As a condition to the receipt of shares of Stock under this Plan, the Eligible Employee, Director or consultant shall, if so requested by the Company, agree to hold such shares of Stock for investment and not with a view of resale or distribution to the public and, if so requested by the Company, shall deliver to the Company a written statement satisfactory to the Company to that effect. Furthermore, if so requested by the Company, the Eligible Employee, Director or consultant shall make a written representation to the Company that he or she will not sell or offer for sale any of such Stock unless a registration statement shall be in effect with respect to such Stock under the 1933 Act and any applicable state securities law or he or she shall have furnished to the Company an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required. Certificates or other evidence of ownership representing the Stock transferred upon the exercise of an Option or Stock Appreciation Right or upon the lapse of the forfeiture conditions, if any, on any Stock Grant may at the discretion of the Company bear a legend to the effect that such Stock has not been registered under the 1933 Act or any applicable state securities law and that such Stock cannot be sold or offered for sale in the absence of an effective registration statement as to such Stock under the 1933 Act and any applicable state securities law or an opinion in form and substance satisfactory to the Company of legal counsel satisfactory to the Company that such registration is not required.

§ 12.

LIFE OF PLAN

No Option or Stock Appreciation Right shall be granted or Stock Grant or Stock Unit Grant made under this Plan on or after the earlier of:

(1)                                  the tenth anniversary of the effective date of this Plan (as determined under § 4), in which event this Plan otherwise thereafter shall continue in effect until all outstanding Options and Stock Appreciation Rights have been exercised in full or no longer are exercisable and all Stock issued under any Stock Grants under this Plan have been forfeited or have become non-forfeitable, or

(2)                                  the date on which all of the Stock reserved under § 3 has (as a result of the exercise of Options or Stock Appreciation Rights granted under this Plan or the satisfaction of the forfeiture conditions, if any, on Stock Grants) been issued or no longer is available for use under this Plan, in which event this Plan also shall terminate on such date.

§ 13.

ADJUSTMENT

13.1                           Capital Structure. The grant caps described in § 3.4, the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Options and Stock Appreciation Rights granted under this Plan and the Option Price of such Options and the SAR Value of such Stock Appreciation Rights as well as the number, kind or class (or any combination thereof) of shares of Stock subject to outstanding Stock Grants and Stock Unit Grants made under this Plan shall be adjusted by the Committee in a reasonable and equitable manner to preserve immediately after

(a)                                  any equity restructuring or change in the capitalization of the Company, including, but not limited to, spin offs, stock dividends, large non-reoccurring dividends, rights offerings or stock splits, or

(b)                                 any other transaction described in § 424(a) of the Code which does not constitute a Change in Control of the Company the aggregate intrinsic value of each such outstanding Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant immediately before such restructuring or recapitalization or other transaction.

13.2                           Available Shares. If any adjustment is made with respect to any outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant under § 13.1, then the Committee shall adjust the number, kind or class (or any combination thereof) of shares of Stock reserved under § 3.1 so that there is a sufficient number, kind and class of shares of Stock available for issuance pursuant to each such Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant as adjusted under § 13.1 without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded. Furthermore, the Committee shall have the absolute discretion to further adjust such number, kind or class (or any combination thereof) of shares of Stock reserved under § 3.1 in light of any of the events described in § 13.1(a) and § 13.1(b) to the extent the Committee acting in good faith determines that a further adjustment would be appropriate and proper under the circumstances and in keeping with the purposes of this Plan without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.3                           Transactions Described in § 424 of the Code. If there is a corporate transaction described in § 424(a) of the Code which does not constitute a Change in Control of the Company, the Committee as part of any such transaction shall have the right to make Stock Grants, Stock Unit Grants and Option and Stock Appreciation Right grants (without regard to any limitations set forth under 3.4 of this Plan) to effect the assumption of, or the substitution for, outstanding stock grants, stock unit grants and option and stock appreciation right grants previously made by any other corporation to the extent that such corporate transaction calls for such substitution or assumption of such outstanding stock grants, stock unit grants and stock option and stock appreciation right grants. Furthermore, if the Committee makes any such grants as part of any such transaction, the Committee shall have the right to increase the number of shares of Stock available for issuance under § 3.1 by the number of shares of Stock subject to such grants without seeking the approval of the Company’s shareholders for such adjustment unless such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are traded.

13.4                           Fractional Shares. If any adjustment under this § 13 would create a fractional share of Stock or a right to acquire a fractional share of Stock under any Option, Stock Appreciation Right or Stock Grant, such fractional share shall be disregarded and the number of shares of Stock reserved under this Plan and the number subject to any Options or Stock Appreciation Right grants and Stock Grants shall be the next lower number of shares of Stock, rounding all fractions downward. An adjustment made under this § 13 by the Committee shall be conclusive and binding on all affected persons.

§ 14.

CHANGE IN CONTROL

If there is a Change in Control of the Company, then as of the Change Effective Date for such Change in Control any and all conditions to the exercise of all outstanding Options and Stock Appreciation Rights on such date and any and all outstanding issuance and forfeiture conditions on any Stock Grants and Stock Unit Grants on such date automatically shall be deemed 100% satisfied as of such Change Effective Date, and the Board shall have the right (to the extent expressly required as part of such transaction) to cancel such Options, Stock Appreciation Rights, Stock Grants and Stock Unit Grants after providing each Eligible Employee, Director and consultant a reasonable period to exercise his or her Options and Stock Appreciation Rights and to take such other action as necessary or appropriate to receive the Stock subject to any Stock Grants and the cash payable under any Stock Unit Grants;

provided, if any issuance or forfeiture condition described in this § 14 relates to satisfying any performance goal and there is a target for such goal, such issuance or forfeiture condition shall be deemed satisfied under this § 14 only to the extent of such target unless such target has been exceeded before the Change Effective Date, in which event such issuance or forfeiture condition shall be deemed satisfied to the extent such target had been so exceeded. A Change in Control shall affect a Stock Appreciation Right or a Stock Unit Grant which is subject to § 409A of the Code only if the Change in Control meets the requirements for a Change in Control under § 409A of the Code.

§ 15.

AMENDMENT OR TERMINATION

This Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate; provided, however, (a) no amendment shall be made absent the approval of the shareholders of the Company to the extent such approval is required under applicable law or the rules of the stock exchange on which shares of Stock are listed and (b) no amendment shall be made to § 14 on or after the date of any Change in Control which might adversely affect any rights which otherwise would vest on the related Change Effective Date. The Board also may suspend granting Options or Stock Appreciation Rights or making Stock Grants or Stock Unit Grants under this Plan at any time and may terminate this Plan at any time; provided, however, the Board shall not have the right unilaterally to modify, amend or cancel any Option or Stock Appreciation Right granted or Stock Grant made before such suspension or termination unless (1) the Eligible Employee, Director or consultant consents in writing to such modification, amendment or cancellation or (2) there is a dissolution or liquidation of the Company or a transaction described in § 13.1 or § 14.

§ 16.

MISCELLANEOUS

16.1                           Shareholder Rights. No Eligible Employee, Director or consultant shall have any rights as a shareholder of the Company as a result of the grant of an Option or a Stock Appreciation Right pending the actual delivery of the Stock subject to such Option or Stock Appreciation Right to such Eligible Employee, Director or consultant. An Eligible Employee’s, Director’s or consultant’s rights as a shareholder in the shares of Stock which remain subject to forfeiture under § 9.2(b) shall be set forth in the related Stock Grant Certificate.

16.2                           No Contract of Employment. The grant of an Option or a Stock Appreciation Right or a Stock Grant or Stock Unit Grant to an Eligible Employee, Director or consultant under this Plan shall not constitute a contract of employment or a right to continue to serve on the Board and shall not confer on an Eligible Employee, Director or consultant any rights upon his or her termination of employment or service in addition to those rights, if any, expressly set forth in this Plan or the related Option Certificate, Stock Appreciation Right Certificate, or Stock Grant Certificate.

16.3                           Withholding. Each Option, Stock Appreciation Right, Stock Grant and Stock Unit Grant shall be made subject to the condition that the Eligible Employee, Director or consultant consents to whatever action the Committee directs to satisfy the minimum statutory federal and state tax withholding requirements, if any, which the Company determines are applicable to the exercise of such Option or Stock

Appreciation Right or to the satisfaction of any forfeiture conditions with respect to Stock subject to a Stock Grant or Stock Unit Grant issued in the name of the Eligible Employee, Director or consultant. No withholding shall be effected under this Plan which exceeds the minimum statutory federal and state withholding requirements.

16.4                           Construction. All references to sections (§) are to sections (§) of this Plan unless otherwise indicated. This Plan shall be construed under the laws of the State of Delaware. Each term set forth in § 2 shall, unless otherwise stated, have the meaning set forth opposite such term for purposes of this Plan and, for purposes of such definitions, the singular shall include the plural and the plural shall include the singular. Finally, if there is any conflict between the terms of this Plan and the terms of any Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate, the terms of this Plan shall control.

16.5                           Other Conditions. Each Option Certificate, Stock Appreciation Right Certificate or Stock Grant Certificate may require that an Eligible Employee, Director or consultant (as a condition to the exercise of an Option or a Stock Appreciation Right or the issuance of Stock subject to a Stock Grant) enter into any agreement or make such representations prepared by the Company, including (without limitation) any agreement which restricts the transfer of Stock acquired pursuant to the exercise of an Option or a Stock Appreciation Right or a Stock Grant or provides for the repurchase of such Stock by the Company.

16.6                           Rule 16b-3. The Committee shall have the right to amend any Option, Stock Grant or Stock Appreciation Right to withhold or otherwise restrict the transfer of any Stock or cash under this Plan to an Eligible Employee, Director or consultant as the Committee deems appropriate in order to satisfy any condition or requirement under Rule 16b-3 to the extent Rule 16 of the 1934 Act might be applicable to such grant or transfer.

16.7                           Coordination with Employment Agreements and Other Agreements. If the Company enters into an employment agreement or other agreement with an Eligible Employee, Director or consultant which expressly provides for the acceleration in vesting of an outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant or for the extension of the deadline to exercise any rights under an outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant, any such acceleration or extension shall be deemed effected pursuant to, and in accordance with, the terms of such outstanding Option, Stock Appreciation Right, Stock Grant or Stock Unit Grant and this Plan even if such employment agreement or other agreement is first effective after the date the outstanding Option or Stock Appreciation Right was granted or the Stock Grant or Stock Unit Grant was made.

Annex C

ev3 INC.
EMPLOYEE STOCK PURCHASE PLAN

Section 1.              Purpose.  This Employee Stock Purchase Plan (the “Plan”) is intended to advance the interests of ev3 Inc., a Delaware corporation (“the Company”) and its stockholders by providing Employees of the Company and its Designated Subsidiaries with opportunities to acquire shares of the Company’s Common Stock on favorable terms through payroll deductions.  The Plan is intended to qualify as an “employee stock purchase plan” under Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”), and will be construed so as to extend and limit participation in a manner consistent with the requirements of Section 423 of the Code.

Section 2.              Definitions.

(a)           “Board” means the Board of Directors of the Company.

(b)           “Common Stock” means the common stock, par value $0.01 per share, of the Company, or the number and kind of shares of stock or other securities into which such common stock may be changed in accordance with Section 13 of the Plan.

(c)           “Committee” means the entity administering the Plan, as provided in Section 3 below.

(d)           “Compensation” means regular straight-time earnings and commissions that are included in regular compensation, including amounts that would have constituted compensation but for a Participant’s election to defer or reduce compensation pursuant to any deferred compensation, cafeteria, capital accumulation or any other similar plan of the Company and excluding all other amounts such as amounts attributable to overtime, shift premium, incentive compensation and bonuses (except to the extent that the inclusion of any such item is specifically directed by the Committee), determined in a manner consistent with the requirements of Section 423 of the Code.

(e)           “Designated Subsidiary” means a Subsidiary that has been designated by the Board from time to time, in its sole discretion, as eligible to participate in the Plan.

(f)            “Employee” means any person, including an officer, who is employed by the Company or one of its Designated Subsidiaries, excluding any such person whose customary employment with the Company or a Designated Subsidiary is for 20 hours or less per week.

(g)           “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(h)           “Fair Market Value” means, with respect to the Common Stock, as of any date: (i) the closing sale price of the Common Stock as of such date at the end of the regular trading session, as reported on the Nasdaq National Market System or on any national exchange (or, if no shares were traded on such date, as of the next preceding date on which there was such a trade); or (ii) if the Common Stock is not so listed, admitted to unlisted trading privileges, or reported on any national exchange or on the Nasdaq National Market System, the closing sale price as of such date at the end of the regular trading session, as reported by the Nasdaq SmallCap Market, Over-the-Counter Bulletin Board, the Bulletin Board Exchange (BBX) or the Pink Sheets, LLC, or other comparable service (or, if no shares were traded or quoted on such date, as of the next preceding date on which there was such a trade or quote); or (iii) if the Common Stock is not so listed or reported, such price as the Committee determines in its sole discretion in a manner acceptable under Section 423 of the Code.

(i)            “Offering” means any of the offerings to Participants of options to purchase Common Stock under the Plan, as described in Section 5 below.

(j)            “Offering Date” means the first day of the period of an Offering under the Plan, as described in Section 5 below.

(k)           “Option Price” is defined in Section 8 below.

(l)            “Participant” means an eligible Employee who elects to participate in the Plan pursuant to Section 6 below.

(m)          “Securities Act” means the Securities Act of 1933, as amended.

(n)           “Subsidiary” means any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

(o)           “Purchase Date” means the last day of the period of an Offering under the Plan, as described in Section 5 below.

Section 3.              Administration.  The Plan will be administered by the Board or by a committee of the Board.  So long as the Company has a class of its equity securities registered under Section 12 of the Exchange Act, the Plan will be administered by a committee (the “Committee”) consisting solely of not less than two members of the Board who are “non-employee directors” within the meaning of Rule 16b-3 under the Exchange Act.  Such a committee, if established, will act by majority approval of the members (but may also take action with the written consent of all the members of such committee), and a majority of the members of such a committee will constitute a quorum.  As used in the Plan, “Committee” will refer to the Board or to such a committee, if established.  To the extent consistent with corporate law, the Committee may delegate to any officers of the Company the duties, power and authority of the Committee under the Plan pursuant to such conditions or limitations as the Committee may establish; provided, however, that only the Committee may exercise such duties, power and authority with respect to Participants who are subject to Section 16 of the Exchange Act.  The Committee may exercise its duties, power and authority under the Plan in its sole discretion without the consent of any Participant or other party, unless the Plan specifically provides otherwise.  Each determination, interpretation or other action made or taken by the Committee pursuant to the provisions of the Plan will be final, conclusive and binding for all purposes and on all persons, including, without limitation, the Company, the stockholders of the Company, the Participants and their respective successors-in-interest.  No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted under the Plan.

Section 4.              Eligibility.

(a)           With respect to an Offering, any Employee employed by the Company or a Designated Subsidiary on the Offering Date shall be eligible to participate in the Plan, subject to the limitations imposed by Section 423(b) of the Code.

(b)           Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan if:

(i)            immediately after the grant, such Employee (or any other person whose stock ownership would be attributed to such Employee pursuant to Section 424(d) of the Code) would own shares of Common Stock and/or hold outstanding options to purchase shares of Common Stock possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary; or

(ii)           the amount of payroll deductions that the Employee has elected to have withheld under such option (pursuant to Section 7 below) would permit the Employee to purchase shares of Common Stock under all “employee stock purchase plans” (within the meaning of Section 423 of the Code) of the Company and its Subsidiaries to accrue (i.e., become exercisable) at a rate that exceeds $25,000 of the Fair Market Value of such shares of Common Stock (determined at the time such option is granted) for each calendar year in which such option is outstanding at any time.

Section 5.              Offerings.  Options to purchase shares of Common Stock shall be offered to Participants under the Plan through a continuous series of Offerings, each continuing for six months and each of which shall commence on January 1 and July 1 of each year, as the case may be, and shall terminate on June 30 and December 31 of such year, as the case may be; provided, however, that the first Offering under the Plan shall have an Offering Date and Purchase Date as determined by the Committee in its sole discretion.  Offerings under the Plan shall continue until either (a) the Committee decides, in its sole discretion, that no further Offerings shall be made because the Common Stock remaining available under the Plan is insufficient to make an Offering to all eligible Employees, or (b) the Plan is terminated under Section 17 below.  Notwithstanding the foregoing, and without limiting the authority of the Committee under Section 3, 13(b) and 17 of the Plan, the Committee, in its sole discretion, may (a) accelerate the Purchase Date of the then current Offering and provide for the exercise of options thereunder by Participants in accordance with Section 9 of the Plan, or (b) accelerate the Purchase Date of the then current Offering and provide that all payroll deductions credited to the accounts of Participants will be paid to Participants as soon as practicable after such Purchase Date and that all options for such Offering will automatically be canceled and will no longer be exercisable, if such change is announced at least five (5) days prior to the newly scheduled Purchase Date.

Section 6.              Participation.

(a)           An eligible Employee may become a Participant in the Plan by completing a subscription agreement authorizing payroll deductions on the form provided by the Company (the “Participation Form”) and filing the Participation Form with the Company’s Human Resources Department or the stock brokerage or other financial services firm designated by the Company (“Designated Broker”) not less than 15 days before the Offering Date of the first Offering in which the Participant wishes to participate.

(b)           Except as provided in Section 7(a) below, payroll deductions for a Participant shall begin with the first payroll following the applicable Offering Date, and shall continue until the termination date of the Plan, subject to earlier termination by the Participant as provided in Section 11 below or increases or decreases by the Participant in the amount of payroll deductions as provided in Section 7(c) below.

Section 7.              Payroll Deductions.

(a)           By completing and filing a Participation Form, a Participant shall elect to have payroll deductions made from the Participant’s total Compensation (in whole percentages from 1% to a maximum of 10% of the Participant’s total Compensation) on each payday during the time he or she is a Participant in the Plan in such amount as he or she shall designate on the Participation Form; provided, however, that no Participant’s payroll deductions shall be less than $10.00 per pay period.

(b)           All payroll deductions authorized by a Participant shall be credited to an account established under the Plan for the Participant.  The monies represented by such account shall be held as part of the Company’s general assets, usable for any corporate purpose, and the Company shall not be obligated to segregate such monies.  A Participant may not make any separate cash payment or contribution to such account.

(c)           No increases or decreases of the amount of payroll deductions for a Participant may be made during an Offering.  A Participant may increase or decrease the amount of the Participant’s payroll deductions under the Plan for subsequent Offerings by completing an amended Participation Form and filing it with the Company’s Human Resources Department or Designated Broker not less than 15 days prior to the Offering Date as of which such increase or decrease is to be effective.

(d)           A Participant may discontinue the Participant’s participation in the Plan at any time as provided in Section 11 below.

Section 8.              Grant of Option.  On each Offering Date, each eligible Employee who is then a Participant shall be granted (by operation of the Plan) an option to purchase as many full shares of Common Stock at the Option Price as he or she will be able to purchase with (a) the payroll deductions credited to the Participant’s account during the Participant’s participation in the Offering beginning on such Offering Date and (b) the balance (if any) carried forward from the Employee’s payroll deduction account from the preceding Offering.  Notwithstanding the foregoing, in no event may the number of shares purchased by any Employee during an Offering exceed 2,500 shares of Common Stock.  The option price per share of such shares (the “Option Price”) shall be equal to the lesser of: (a) 85% of the Fair Market Value of one share of Common Stock on the Offering Date or (b) 85% of the Fair Market Value of one share of Common Stock on the Purchase Date.

Section 9.              Exercise of Option.

(a)           Unless a Participant gives written notice to the Company as provided in Section 9(d) below or withdraws from the Plan pursuant to Section 11 below, the Participant’s option for the purchase of shares of Common Stock granted for an Offering will be exercised automatically at the Purchase Date of such Offering for the purchase of the number of full shares of Common Stock that the accumulated payroll deductions in the Participant’s account on such Purchase Date will purchase at the applicable Option Price.

(b)           A Participant may only purchase one or more full shares in connection with the automatic exercise of an option granted for any Offering.  That portion of any balance remaining in a Participant’s payroll deduction account at the close of business on the Purchase Date of any Offering that is less than the purchase price of one full share will be carried forward into the Participant’s payroll deduction account for the following Offering.  In no event will the balance carried forward be equal to or greater than the purchase price of one share on the Purchase Date of an Offering.  Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that in lieu of carrying such cash balances forward, such balances will be deemed to have purchased such number of fractional shares of Common Stock as would then be purchasable at the applicable Option Price, with such fractional shares calculated to the fourth (4th) decimal place.

(c)           No Participant (or any person claiming through such Participant) shall have any interest in any Common Stock subject to an option under the Plan until such option has been exercised, at which point such interest shall be limited to the interest of a purchaser of the Common Stock purchased upon such exercise pending the delivery or credit of such Common Stock in accordance with Section 10 below.  During the Participant’s lifetime, a Participant’s option to purchase shares of Common Stock under the Plan is exercisable only by the Participant.

(d)           By written notice to the Company prior to the Purchase Date of any Offering, a Participant may elect, effective on such Purchase Date to withdraw all of the accumulated payroll deductions in the Participant’s account as of the Purchase Date (which withdrawal may, but need not, also constitute a notice of termination and withdrawal pursuant to Section 11(a)).

Section 10.            Delivery.

(a)           Except as provided in paragraph (b) below, as promptly as practicable after the Purchase Date of each Offering, the Company will deliver to each Participant, as appropriate, either:

(i)            a certificate representing the shares of Common Stock purchased upon exercise of the Participant’s option granted for such Offering, registered in the name of the Participant or, if the Participant so directs on the Participant’s Participation Form, in the names of the Participant and the Participant’s spouse; or

(ii)           if the Participant makes an election pursuant to Section 9(d) for the Offering, a cash payment equal to the total of the payroll deductions credited to the Participant’s account.

(b)           Notwithstanding paragraph (a) above, in lieu of delivering certificates to each of the Participants with respect to shares of Common Stock purchased in connection with an Offering, the Company may deliver a certificate to a third party representing an aggregate of all of the shares of Common Stock purchased in connection with the Offering (including an aggregate of all of the fractional shares deemed to have been purchased pursuant to Section 9(b), if applicable) rounded down to the nearest full share, plus cash in an amount equal to the Option Price multiplied by any remaining fractional share deemed to have been purchased pursuant to Section 9(b), if applicable, which shares will be held for the benefit of the Participants in accordance with their respective interests, and will deliver a statement of account to each Participant indicating the number of shares of Common Stock purchased by that Participant in connection with that Offering.  In the event shares are held for the benefit of Participants, all full shares purchased and fractional shares deemed to have been purchased by a Participant in an Offering and in any subsequent Offerings will accumulate for the benefit of the Participant until the Participant’s withdrawal or termination pursuant to Section 11.

Section 11.            Withdrawal; Termination of Employment.

(a)           A Participant may terminate the Participant’s participation in the Plan and withdraw all, but not less than all, the payroll deductions credited to the Participant’s account under the Plan at any time prior to the Purchase Date of an Offering, for such Offering, by giving written notice to the Company’s Human Resources Department or Designated Broker.  Such notice shall state that the Participant wishes to terminate the Participant’s involvement in the Plan, specify a termination date and request the withdrawal of all of the Participant’s payroll deductions held under the Plan.  All of the Participant’s payroll deductions credited to the

Participant’s account will be paid to the Participant as soon as practicable after the termination date specified in the notice of termination and withdrawal (or, if no such date is specified, as soon as practical after receipt of the Participant’s notice of termination and withdrawal), and the Participant’s option for such Offering will be automatically canceled, and no further payroll deductions for the purchase of shares of Common Stock will be made for such Offering or for any subsequent Offering, except in accordance with a new Participation Form filed pursuant to Section 6 above.

(b)           Upon termination of a Participant’s employment for any reason, including retirement or death, the payroll deductions accumulated in the Participant’s account will be returned to the Participant as soon as practicable after such termination or, in the case of the Participant’s death, to the person or persons entitled thereto under Section 14 below, and the Participant’s option will be automatically canceled.  In the event that shares are held for the benefit of Participants pursuant to Section 10(b), then upon the termination of a Participant’s employment for any reason, including retirement or death, the Participant, or, in the case of death, the Participant’s designated beneficiary (if allowed by the Committee) or the executor or administrator of the Participant’s estate will be entitled to receive, a certificate representing the number of full shares of Common Stock held for the benefit of the Participant plus cash in an amount equal to the Fair Market Value of any remaining fractional share deemed to have been purchased.  In any event, Fair Market Value will be determined as of such termination and such certificate will be delivered and such amounts paid as soon thereafter as practicable.  For purposes of the Plan, the termination date of employment shall be the Participant’s last date of actual employment and shall not include any period during which such Participant receives any severance payments.  A transfer of employment between the Company and a Designated Subsidiary or between one Designated Subsidiary and another Designated Subsidiary, or absence or leave approved by the Company, shall not be deemed a termination of employment under this Section 11(b).

(c)           A Participant’s termination and withdrawal pursuant to Section 11(a) above will not have any effect upon the Participant’s eligibility to participate in a subsequent Offering by completing and filing a new Participation Form pursuant to Section 6 above or in any similar plan that may hereafter be adopted by the Company.

Section 12.            Interest.  No interest shall accrue on a Participant’s payroll deductions under the Plan.

Section 13.            Stock Subject to the Plan.

(a)           The maximum number of shares of Common Stock that shall be reserved for sale under the Plan shall be 750,000 shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 13(b) below.  The shares to be sold to Participants under the Plan may be, at the election of the Company, either treasury shares or shares authorized but unissued.  If the total number of shares of Common Stock that would otherwise be subject to options granted pursuant to Section 8 above on any Purchase Date exceeds the number of shares then available under the Plan (after deduction of all shares for which options have been exercised or are then outstanding), the Company shall make a pro rata allocation of the shares of Common Stock remaining available for issuance in as uniform and equitable a manner as is practicable.  In such event, the Company shall give written notice of such reduction of the number of shares subject to the option to each Participant affected thereby and shall return any excess funds accumulated in each Participant’s account as soon as practicable after the Purchase Date of such Offering.

(b)           In the event of any reorganization, merger, consolidation, recapitalization, liquidation, reclassification, stock dividend, stock split, combination of shares, rights offering, divestiture or extraordinary dividend (including a spin-off) or any other similar change in the corporate structure or shares of the Company, the Committee (or, if the Company is not the surviving corporation in any such transaction, the board of directors of the surviving corporation) will make appropriate adjustment (which determination will be conclusive) as to the number and kind of securities or other property (including cash) available for issuance or payment under the Plan and, in order to prevent dilution or enlargement of the rights of Participants, the number and kind of securities or other property (including cash) subject to, and the exercise price of, outstanding options.

(c)           In the event that Participants are deemed to have purchased fractional shares of Common Stock pursuant to Section 9(b), the aggregate of such fractional share interests at any given time will be applied to reduce the maximum number of shares of Common Stock remaining available for issuance under the Plan; provided, however, that any fractional shares that are paid out to a Participant in cash pursuant to Section 11 will automatically again become available for issuance under the Plan.

Section 14.            Designation of Beneficiary.

(a)           In the discretion of the Committee, a Participant may file written designation of a beneficiary who is to receive shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death at a time when cash or shares of Common Stock are held for the Participant’s account.

(b)           Such designation of beneficiary may be changed by the Participant at any time by written notice.  In the event of the death of a Participant in the absence of a valid designation of a beneficiary who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant; or, if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant; or, if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

Section 15.            Transferability.  Neither payroll deductions credited to a Participant’s account nor any rights with regard to the exercise of an option or to receive shares of Common Stock under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution, or as provided in Section 14 above) by the Participant.  Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds in accordance with Section 11(a) above.

Section 16.            Share Transfer Restrictions.

(a)           Shares of Common Stock shall not be issued under the Plan unless such issuance is either registered under the Securities Act and applicable state securities laws or is exempt from such registration.

(b)           Shares of Common Stock issued under the Plan may not be sold, assigned, transferred, pledged encumbered, or otherwise disposed of (whether voluntarily or involuntarily)

except pursuant to registration under the Securities Act and applicable state securities laws, or pursuant to exemptions from such registration.

(c)           The Company may condition the issuance, sale or transfer of shares of Common Stock upon the receipt of any representations or agreements from the parties involved, and the placement of any legends on certificates representing shares of Common Stock, as may be deemed necessary or advisable by the Company in order to comply with such securities law or other restrictions.

Section 17.            Amendment.  The Plan may be amended by the Board from time to time to the extent that the Board deems necessary or appropriate in light of, and consistent with, Section 423 of the Code; provided, however, that no such amendment shall be effective, without approval of the stockholders of the Company, if stockholder approval of the amendment is then required pursuant to Rule 16b-3 under the Exchange Act or any successor rule, the rules of any stock exchange or Nasdaq if the Common Stock is then listed on such exchange or Nasdaq or similar regulatory body, or Section 423 of the Code.

Section 18.            Notices.  All notices or other communications by a Participant to the Company in connection with the Plan shall be deemed to have been duly given when received by the Chief Financial Officer of the Company or by any other person designated by the Company for the receipt of such notices or other communications, in the form and at the location specified by the Company.

Section 19.            No Right to Employment.  Nothing in the Plan will interfere with or limit in any way the right of the Company or any Designated Subsidiary to terminate the employment of any Employee or Participant at any time, nor confer upon any Employee or Participant any right to continue in the employ of the Company or any Designated Subsidiary.

Section 20.            Effective Date of Plan; Termination.  The Plan shall be effective as of February  13, 2006, the date it was adopted by the Board.  The Plan has been adopted by the Board subject to stockholder approval, and prior to stockholder approval shares of Common Stock may be issued under the Plan subject to such approval.  The Board may terminate or suspend the Plan or the granting of options pursuant to the Plan at any time.  The Plan will automatically terminate at midnight on February 12, 2016.  No option will be granted after termination of the Plan.

Section 21.            Governing Law.  Except to the extent expressly provided herein or in connection with other matters of corporate governance and authority (all of which shall be governed by the laws of the Company’s jurisdiction of incorporation), the validity, construction, interpretation, administration and effect of the Plan and any rules, regulations and actions relating to the Plan will be governed by and construed exclusively in accordance with the laws of the State of Minnesota, notwithstanding the conflicts of laws principles of any jurisdictions.

Section 22.            Miscellaneous.  The headings to Sections in the Plan have been included for convenience of reference only.  Except as otherwise expressly indicated, all references to Sections in the Plan shall be to Sections of the Plan.

ev3 Inc.

ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 9, 2006

9:00 a.m., C.D.T.

ev3 Inc.

9600 54th Avenue North

Plymouth, MN 55442

ev3 Inc. 9600 54th Avenue North Plymouth, MN 55442	proxy

This proxy is solicited on behalf of the board of directors of ev3 Inc. for use at the Annual Meeting of Stockholders on May 9, 2006.

By signing, dating and returning this proxy card, you revoke all prior proxies, including any proxy previously given by telephone or Internet, and appoint James M. Corbett and L. Cecily Hines, or either of them, with full power of substitution to vote your shares on the matters shown on the reverse side and any other matter which may properly come before the Annual Meeting of Stockholders to be held on May 9, 2006 and at any adjournment or postponement thereof.

You are encouraged to specify your choices by marking the appropriate boxes on the reverse side.

This proxy, when properly signed, will be voted in the manner directed. If no direction is given, this proxy will be voted FOR Proposals 1, 2, 3 and 4 and, in the proxies’ discretion, upon such other matters as may properly come before the meeting.

See reverse for voting instructions

COMPANY #

There are three ways to vote your Proxy

Your telephone or Internet vote authorizes James M. Corbett and L. Cecily Hines, or either of them, to vote your shares in the same manner as if you marked, signed, dated and returned your proxy card.

VOTE BY TELEPHONE — TOLL FREE — 1-800-560-1965 — QUICK *** EASY *** IMMEDIATE

•                  Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 8, 2006.

•                  Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions the voice provides you.

VOTE BY INTERNET — http://www.eproxy.com/evvv/ — QUICK *** EASY *** IMMEDIATE

•                  Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on May 8, 2006.

•                  Please have your proxy card and the last four digits of your Social Security Number or taxpayer identification number available. Follow the simple instructions to obtain your records and create an electronic ballot.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to ev3 Inc., c/o Shareowner ServicesSM, P.O. Box 64873, St. Paul, MN 55164-0873.

If you vote by telephone or Internet, please do not mail your proxy card

Please detach here

The Board of Directors Recommends a Vote FOR Proposals 1, 2, 3 and 4.

1. Election of directors:	01 J.M. Corbett	☐	Vote FOR all nominees			☐	Vote WITHHELD
	02 T.E. Timbie		(except as marked)				from all nominees
(Instructions: To withhold authority to vote for one or more nominees, write the number(s) of the nominee(s) in the box provided to the right.)

2. Approve ev3 Inc. Amended and Restated 2005 Incentive Stock Plan.			☐	For	☐	Against	☐	Abstain

3. Approve ev3 Inc. Employee Stock Purchase Plan.			☐	For	☐	Against	☐	Abstain

4. Ratify selection of independent registered public accounting firm.			☐	For	☐	Against	☐	Abstain

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR EACH PROPOSAL.

Address Change? Mark Box ☐ Indicate changes below:			Date

Signature(s) in Box

Please sign exactly as your name(s) appears on proxy. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.